DRAFT

                            EIGHTH ISSUER TRUST DEED
                          DATED [{circle} APRIL], 2004

                                     BETWEEN


                           HOLMES FINANCING (NO.8) PLC


                                       AND


                              THE BANK OF NEW YORK




 [US$1,850,000,000] SERIES 1 CLASS A FLOATING RATE EIGHTH ISSUER NOTES DUE [APRIL 2005]
          [US$62,900,000] SERIES 1 CLASS B FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
         [US$107,300,000] SERIES 1 CLASS C FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
     [US$1,500,000,000] SERIES 2 CLASS A FLOATING RATE EIGHTH ISSUER NOTES DUE [APRIL 2011]
          [US$51,000,000] SERIES 2 CLASS B FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
   [US$87,000,000] SERIES 2 CLASS C FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
       [E990,000,000] SERIES 3 CLASS A FLOATING RATE EIGHTH ISSUER NOTES DUE [APRIL 2020]
               [E34,000,000] SERIES 3 CLASS B FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
           [E57,500,000] SERIES 3 CLASS C FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
      [{pound-sterling}500,000,000] SERIES 4 CLASS A1 FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
             [US$500,000,000] SERIES 4 CLASS A2 FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
[{pound-sterling}26,300,000] SERIES 4 CLASS B FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]
   [{pound-sterling}44,800,000] SERIES 4 CLASS C FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]



                                  ALLEN & OVERY
                                     LONDON

                                   CONTENTS

CLAUSE                                                                     PAGE

1.    Definitions..........................................................   2
2.    Covenant to Repay and to pay Interest on Eighth Issuer Notes.........   3
3.    Form and Issue of Eighth Issuer Notes................................   6
4.    Replacement of Eighth Issuer Notes...................................   8
5.    Register, Transfer and Exchange of Eighth Issuer Notes...............   9
6.    Fees, Duties and Taxes...............................................  11
7.    Covenant of Compliance...............................................  11
8.    Cancellation of Eighth Issuer Notes and Records......................  12
9.    Enforcement..........................................................  12
10.   Proceedings, Actions and Indemnification.............................  13
11.   Discharge of Payment.................................................  14
12.   Partial Payments.....................................................  14
13.   Covenants by the Eighth Issuer.......................................  14
14.   Remuneration and Indemnification of Note Trustee.....................  19
15.   Supplement to Trustee Act 1925.......................................  21
16.   Note Trustee's Liability.............................................  28
17.   Note Trustee Contracting with the Eighth Issuer......................  28
18.   Waiver, Authorisation and Determination..............................  29
19.   Entitlement to treat Noteholder as Absolute Owner....................  30
20.   Currency Indemnity...................................................  30
21.   Eligibility and Disqualification; New Note Trustee...................  31
22.   Note Trustee's Retirement and Removal................................  32
23.   Note Trustee's Powers to be Additional...............................  32
24.   Notices..............................................................  32
25.   Rights of Third Parties..............................................  33
26.   Trust Indenture Act Prevails.........................................  34
27.   Certificates and Opinions............................................  34
28.   Release of Collateral................................................  34
29.   Governing Law........................................................  35
30.   Counterparts.........................................................  35

SCHEDULES

1.    Forms of Global Eighth Issuer Notes.................................   37

      Part 1A   Series 1 Class A Global Eighth Issuer Note.................  37
      Part 1B   Series 1 Class A Global Eighth Issuer Note.................  43
      Part 1C   Series 1 Class A Global Eighth Issuer Note.................  48
      Part 1D   Series 1 Class A Global Eighth Issuer Note.................  53
      Part 2    Series 1 Class B Global Eighth Issuer Note.................  58
      Part 3    Series 1 Class C Global Eighth Issuer Note.................  63
      Part 4A   Series 2 Class A Global Eighth Issuer Note.................  68
      Part 4B   Series 2 Class A Global Eighth Issuer Note.................  73
      Part 4C   Series 2 Class A Global Eighth Issuer Note.................  78
      Part 5    Series 2 Class B Global Eighth Issuer Note.................  83
      Part 6    Series 2 Class M Global Eighth Issuer Note.................  88
      Part 7    Series 3 Class A Global Eighth Issuer Note.................  93
      Part 8    Series 3 Class B Global Eighth Issuer Note.................  98
      Part 9    Series 3 Class C Global Eighth Issuer Note................. 103
      Part 10   Series 4 Class A1 Global Eighth Issuer Note................ 109
      Part 11   Series 4 Class A2 Global Eighth Issuer Note................ 114
      Part 12   Series 4 Class B Global Eighth Issuer Note................. 119
      Part 13   Series 4 Class C Global Eighth Issuer Note................. 125

THIS  EIGHTH  ISSUER  TRUST DEED is made on [{circle} April], 2004

BETWEEN:

(1) HOLMES FINANCING (NO. 8) PLC (registered in England and Wales No. 4992222) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the EIGHTH ISSUER); and

(2) THE BANK OF NEW YORK whose office is at One Canada Square, London E14 5AL (the NOTE TRUSTEE, which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the note trustee or note trustees under this Deed) as trustee for the Noteholders.

WHEREAS:

(A) By a resolution of a duly authorised Board of Directors of the Eighth Issuer passed on [{circle}], 2004 the Eighth Issuer has resolved to issue [US$1,850,000,000] Series 1 Class A Floating Rate Eighth Issuer Notes due [April 2005] (the SERIES 1 CLASS A EIGHTH ISSUER NOTES), [US$51,000,000] Series 1 Class B Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 1 CLASS B EIGHTH ISSUER NOTES), [US$62,900,000] Series 1 Class C Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 1 CLASS C EIGHTH ISSUER NOTES and together with the Series 1 Class A Eighth Issuer Notes and the Series 1 Class B Eighth Issuer Notes, the SERIES 1 EIGHTH ISSUER NOTES), [US$1,350,000,000] Series 2 Class A Floating Rate Eighth Issuer Notes due [{circle}] (the SERIES 2 CLASS A EIGHTH ISSUER NOTES), [US$45,900,000] Series 2 Class B Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 2 CLASS B EIGHTH ISSUER NOTES), [US$78,300,000] Series 2 Class C Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 2 CLASS C EIGHTH ISSUER NOTES and together with the Series 2 Class A Eighth Issuer Notes and the Series 2 Class B Eighth Issuer Notes, the SERIES 2 EIGHTH ISSUER NOTES), [e500,000,000] Series 3 Class A Floating Rate Eighth Issuer Notes due [April 2020] (the SERIES 3 CLASS A EIGHTH ISSUER NOTES), [e17,000,000] Series 3 Class B Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 3 CLASS B EIGHTH ISSUER NOTES) and [e29,000,000] Series 3 Class C Floating Rate Notes due [July 2040] (the SERIES 3 CLASS C EIGHTH ISSUER NOTES and together with the Series 3 Class A Eighth Issuer Notes and the Series 3 Class B Eighth Issuer Notes, the SERIES 3 EIGHTH ISSUER NOTES), [US$500,000,000] Series 4 Class A1 Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 4 CLASS A1 EIGHTH ISSUER NOTES), [{pound-sterling}{circle}] Series 4 Class A2 Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 4 CLASS A2 EIGHTH ISSUER NOTES and together with the Series 4 Class A1 Eighth Issuer Notes, the SERIES 4 CLASS A EIGHTH ISSUER NOTES), [e13,873,563] Series 4 Class B Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 4 CLASS B EIGHTH ISSUER NOTES), [e23,666,667] Series 4 Class M Floating Rate Eighth Issuer Notes due [July 2040] (the SERIES 4 CLASS C EIGHTH ISSUER NOTES and together with the Series 4 Class A1 Eighth Issuer Notes, the Series 4 Class A2 Eighth Issuer Notes and the Series 4 Class B Eighth Issuer Notes the SERIES 4 EIGHTH ISSUER NOTES). The Series 1 Class A Eighth Issuer Notes, together with the Series 2 Class A Eighth Issuer Notes, the Series 3 Class A Eighth Issuer Notes, the Series 4 Class A1
      Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes constitute the CLASS A EIGHTH ISSUER NOTES, the Series 1 Class B Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes and the Series 4 Class B Eighth Issuer Notes constitute the CLASS B EIGHTH ISSUER NOTES, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes constitute the CLASS C EIGHTH ISSUER NOTES, the Class A Eighth Issuer Notes, the Class B Eighth Issuer Notes and the Class M Eighth Issuer Notes being together referred to as the EIGHTH ISSUER

      NOTES. The Eighth Issuer Notes are hereby constituted and secured by the Eighth Issuer Deed of Charge.

(B) The Note Trustee has agreed to act as trustee of these presents for the benefit of the Noteholders upon and subject to the terms and conditions of these presents.

NOW THIS EIGHTH ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED:

1.    DEFINITIONS

1.1 The Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both signed for the purposes of identification by Allen & Overy and Slaughter and May on [{circle} April], 2004 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master
      Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule. In the event of a conflict between the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, the Eighth Issuer Master Definitions Schedule shall prevail.

1.2   (a)    All  references  in  these  presents  to principal and/or  premium and/or interest in respect of the Eighth Issuer Notes or to any monies payable by the Eighth Issuer under these presents shall be deemed to include a reference to any additional amounts which may be payable under Condition 4(B) or, if applicable, under any undertaking or covenant given pursuant to Clause 2.2.

      (b) All references in these presents to {pound-sterling}, STERLING or POUNDS STERLING shall be construed as references to the lawful currency or currency unit for the time being of the United Kingdom. All references to e, EUR, EURO or EURO shall be construed as references to the single currency introduced at the third stage of European Economic and Monetary Union pursuant to the Treaty establishing the European Communities as amended from time to time. All references to $, US$ or US DOLLARS shall be construed as references to the lawful currency or currency unit for the time being of the United States of America.

      (c) All references in this Deed to THESE PRESENTS means this Deed, the Eighth Issuer Notes, the Conditions, the Schedules hereto, any deed expressed to be supplemental hereto or thereto and the schedules (if any) and the Eighth Issuer Deed of Charge and the schedules thereto, all as from time to time supplemented or modified in accordance with the provisions contained in this Deed and/or where applicable, therein contained.

      (d) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

     (e) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

      (f) All references in these presents to taking proceedings against the Eighth Issuer shall be deemed to include references to proving in the winding up of the Eighth Issuer.

      (g) All references in these presents to DTC, Euroclear and Clearstream, Luxembourg, shall be deemed to include references to any other or additional clearing system as may be approved in writing by the Note Trustee.

      (h) Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985.

      (i) Whenever this Deed refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made part of this Deed. All other Trust Indenture Act terms used in this Deed that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rule have the meanings assigned to them in the Trust Indenture Act.

2.    COVENANT TO REPAY AND TO PAY INTEREST ON EIGHTH ISSUER NOTES

2.1   The aggregate principal amount of:

      (a)    the  Series  1  Class   A   Eighth  Issuer  Notes  is  limited  to
             [US$1,850,000,000];

      (b)    the  Series  1  Class  B  Eighth  Issuer   Notes   is  limited  to
             [US$62,900,000];

      (c)    the   Series  1  Class  C  Eighth  Issuer  Notes  is  limited   to
             [US$107,300,00];

      (d)    the  Series   2   Class  A  Eighth  Issuer  Notes  is  limited  to
             [US$1,500,000,000];

      (e)    the  Series  2  Class   B   Eighth  Issuer  Notes  is  limited  to
             [US$51,000,000];

      (f)    the  Series  2  Class  C  Eighth  Issuer   Notes   is  limited  to
             [US$87,000,000];

      (g)    the   Series  3  Class  A  Eighth  Issuer  Notes  is  limited   to
             [e990,000,000];

      (h)    the  Series   3   Class  B  Eighth  Issuer  Notes  is  limited  to
             [e34,000,000];

      (i)    the  Series  3  Class   C   Eighth  Issuer  Notes  is  limited  to
             [e57,500,000];

      (j)    the  Series  4  Class  A1  Eighth   Issuer  Notes  is  limited  to
             [{pound-sterling}500,000,000];

      (k)    the  Series  4  Class  A2  Eighth  Issuer  Notes   is  limited  to
             [US$500,000,000];

      (l)    the   Series  4  Class  B  Eighth  Issuer  Notes  is  limited   to
             [{pound-sterling}26,300,000]; and

      (m)    the  Series   4   Class  C  Eighth  Issuer  Notes  is  limited  to
             [{pound-sterling}44,800,000].

2.2 The Eighth Issuer covenants with the Note Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Eighth Issuer Notes provided for in the Conditions, or on such earlier date as the same or any part thereof may become due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Note Trustee in euro, US dollars or sterling, as applicable, in London or New York City, as applicable in immediately available funds the principal amount of the Eighth Issuer Notes repayable on that date and shall in the meantime and until the due date for the final maturity of the Eighth Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid interest (which shall accrue from day to day) on the Principal Amount Outstanding of the Eighth Issuer Notes at the rates set out in or (as the case may be) calculated from time to time in accordance with Condition 4 and on the dates provided for in the Conditions PROVIDED THAT:

      (a) every payment of principal or interest in respect of the Eighth Issuer Notes to or to the account of the Principal Paying Agent, in the manner provided in the Eighth Issuer Paying Agent and Agent Bank Agreement shall operate in satisfaction pro tanto of the relative covenant by the Eighth Issuer in this Clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Noteholders;

      (b) in any case where payment of principal is not made to the Note Trustee or the Principal Paying Agent, as applicable, on or before the due date, interest shall continue to accrue on the principal amount of the Eighth Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) at the respective rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Note Trustee determines to be the date on and after which payment is to be made to the Noteholders in respect thereof as stated in a notice given to the Noteholders in accordance with Condition 14 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Note Trustee or the Principal Paying Agent, as applicable);

      (c) in any case where payment of the whole or any part of the principal amount of any Eighth Issuer Note is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (b) above) interest shall accrue on that principal amount of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Eighth Issuer Note, payment of the full amount (including interest as aforesaid) in euro, US dollars or sterling, as applicable, payable in respect of such Eighth Issuer Note is made or (if earlier) the eighth day after notice is given to the relevant Noteholder (either individually or in accordance with Condition 14) that the full amount (including interest as aforesaid) in euro, US dollars or sterling, as applicable, payable in respect of such Eighth Issuer Note is available for payment, provided that, upon further presentation thereof being duly made, such payment is made; and

      (d) notwithstanding any other provision of this Deed, the right of any Noteholder to receive payment of principal and interest on the Eighth Issuer Notes, on or after the respective due dates expressed in the Eighth Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

      The Eighth Issuer shall pay Additional Interest in accordance with Condition 4(B).

      The Note Trustee will hold the benefit of the covenants contained in this Clause on trust for the Noteholders and itself in accordance with this Deed.

      NOTE TRUSTEE'S REQUIREMENTS REGARDING AGENTS, ETC.

2.3 At any time after a Note Event of Default shall have occurred or the Eighth Issuer Notes shall otherwise have become due and repayable or the Definitive Eighth Issuer Notes have not been issued when so required in accordance with this Deed and the relative Global Eighth Issuer Notes, the Note Trustee may and shall, if directed by an Extraordinary Resolution of the Noteholders:

      (a) by notice in writing to the Eighth Issuer, the Principal Paying Agent, the US Paying Agent, the Transfer Agent and the Registrar require the Principal Paying Agent, the US Paying Agent, the Transfer Agent and the Registrar pursuant to the Eighth Issuer Paying Agent and Agent Bank Agreement and by notice in writing to the Eighth Issuer:

             (i) act thereafter as Principal Paying Agent, US Paying Agent, Transfer Agent and Registrar respectively of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this Deed mutatis mutandis on the terms provided in the Eighth Issuer Paying Agent and Agent Bank Agreement, respectively (save that the Note Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents, the Transfer Agent and the Registrar shall be limited to the amounts for the time being held by the Note Trustee on the trusts of these presents relating to the relevant Eighth Issuer Notes and available for such purpose) and thereafter to hold all Eighth Issuer Notes and all sums, documents and records held by them in respect of Eighth Issuer Notes on behalf of the Note Trustee; or

             (ii) deliver up all Eighth Issuer Notes and all sums, documents and records held by them in respect of the Eighth Issuer Notes to the Note Trustee or as the Note Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent or the Registrar, as the case may be, is obliged not to release by any law or regulation; and/or

      (b) by notice in writing to the Eighth Issuer require it to make all subsequent payments in respect of the Eighth Issuer Notes to or to the order of the Note Trustee and not to the Principal Paying Agent, as applicable, with effect from the issue of any such notice to the Eighth Issuer and until such notice is withdrawn Clause 2.2(a) relating to the Eighth Issuer Notes shall cease to have effect.

2.4 The Eighth Issuer shall require each paying agent not a party to the Eighth Issuer Paying Agent and Agent Bank Agreement to agree in writing to hold in trust to the extent required by the Trust Indenture Act for the benefit of the Noteholders or the Note Trustee all money held by such paying agent for the payment of principal of or interest on the Eighth Issuer Notes (whether such money has been paid to it by the Eighth Issuer or any other obligor of the

      Eighth Issuer Notes), and the Eighth Issuer and such paying agent shall each notify the Note Trustee of any default by the Eighth Issuer (or any other obligor of the Eighth Issuer Notes) in making any such payment.

3.    FORM AND ISSUE OF EIGHTH ISSUER NOTES

      GLOBAL EIGHTH ISSUER NOTES

3.1   (a)    The Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes
             and the Series 4 Class A1 Eighth  Issuer  Notes will be  initially offered and sold pursuant to a Registration  Statement  filed with the United States Securities and Exchange  Commission.  Each class of the Series 1 Eighth  Issuer  Notes,  the Series 2 Eighth Issuer
             Notes and the Series 4 Class A1 Eighth Issuer Notes will initially be represented by a separate  global note in registered  form (the
             SERIES 1 CLASS A GLOBAL EIGHTH  ISSUER NOTE,  the SERIES 1 CLASS B
             GLOBAL  EIGHTH  ISSUER  NOTE,  the SERIES 1 CLASS C GLOBAL  EIGHTH
             ISSUER NOTE,  the SERIES 2 CLASS A GLOBAL EIGHTH ISSUER NOTE,  the
             SERIES 2 CLASS B GLOBAL EIGHTH  ISSUER NOTE,  the SERIES 2 CLASS C
             GLOBAL  EIGHTH ISSUER NOTE and the SERIES 4 CLASS A1 GLOBAL EIGHTH
             ISSUER NOTE and together the DOLLAR GLOBAL  EIGHTH ISSUER  NOTES), in each case  without  coupons or talons  attached  and which,  in
             aggregate,   will   represent  the  aggregate   Principal   Amount
             Outstanding from time to time of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth
             Issuer Notes.

      (b) The Series 3 Eighth Issuer Notes and the Series 4 Eighth Issuer Notes (other than the Series 4 Class A1 Eighth Issuer Notes) will be initially offered and sold outside the United States to non-US persons pursuant to Regulation S (REG S) under the United States Securities Act of 1933, as amended (the SECURITIES ACT). Each class of the Series 3 Eighth Issuer Notes and the Series 4 Eighth Issuer Notes (other than the Series 4 Class A1 Eighth Issuer Notes) will initially be represented by a separate global note in registered form (the SERIES 3 CLASS A GLOBAL EIGHTH ISSUER NOTE, the SERIES 3 CLASS B GLOBAL EIGHTH ISSUER NOTE the Series 3 Class C Eighth Issuer Note, the Series 4 Class B Eighth Issuer Note and the Series 4 Class C Eighth Issuer Note, the EURO GLOBAL EIGHTH ISSUER NOTES, the SERIES 4 CLASS A2 GLOBAL EIGHTH ISSUER NOTE, the STERLING GLOBAL EIGHTH ISSUER NOTES, the Euro Global Eighth Issuer Notes and the Sterling Global Eighth Issuer Notes together being referred to as the REG S GLOBAL EIGHTH ISSUER NOTES), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate Principal Amount Outstanding of the Series 3 Eighth Issuer Notes and the Series 4 Eighth Issuer Notes (other than the Series 4 Class A1 Eighth Issuer Notes).

3.2 The Global Eighth Issuer Notes shall be printed or typed in the form or substantially in the respective forms set out in Schedule 1 and may be executed in facsimile. Each Global Eighth Issuer Note shall represent such of the outstanding Eighth Issuer Notes of the relevant class as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount Outstanding of the relevant class of Eighth Issuer Notes from time to time endorsed thereon and that the aggregate Principal Amount Outstanding of the Eighth Issuer Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases and transfers of interests therein in accordance with the terms of this Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement. Any endorsement of a Global Eighth Issuer Note to reflect the amount of any increase or decrease in the Principal Amount Outstanding of the Eighth Issuer Notes represented thereby shall be made by the Registrar in accordance with Clause 5. Title to the Global Eighth Issuer Notes shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Global Eighth Issuer Notes shall be issuable only in registered form, without coupons or talons and signed manually by a person duly authorised by the Eighth Issuer on behalf of the Eighth Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Global Eighth Issuer Notes so executed and authenticated shall be binding and valid obligations of the Eighth Issuer, notwithstanding that such duly authorised person no longer holds that office at the time the Principal Paying Agent authenticates the relevant Global Eighth Issuer Note.

3.3 The Global Eighth Issuer Notes shall be issued by the Eighth Issuer to Cede & Co., as nominee for DTC, in respect of each Dollar Global Eighth Issuer Note and to Chase Nominees Limited, as nominee for the Common Depositary, in respect of each Reg S Global Eighth Issuer Note, on terms that Cede & Co. and the Common Depositary shall hold the same for the account of the persons who would otherwise be entitled to receive the Eighth Issuer Notes in definitive registered form (the DEFINITIVE EIGHTH ISSUER NOTES) (as notified to DTC and the Common Depositary by Chase Nominees Limited, on behalf of the Managers of the issue of the Eighth Issuer Notes) and the successors in title to such persons appearing in the records of DTC, Euroclear and Clearstream, Luxembourg for the time being. Upon the issuance of each such Global Eighth Issuer Notes to Cede & Co. and the Common Depositary, DTC, Euroclear and Clearstream, Luxembourg shall credit, on their respective internal book-entry registration and transfer systems, the accounts of holders of Book-Entry Interests with the respective interests owned by such Noteholders.

3.4 The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream, Luxembourg" and "Customer Handbook" of Clearstream, Luxembourg shall be applicable to interests in the Global Eighth Issuer Notes that are held through Euroclear and Clearstream, Luxembourg.

      DEFINITIVE EIGHTH ISSUER NOTES

3.5 The Eighth Issuer shall issue Definitive Eighth Issuer Notes only if any of the following applies, while any of the Eighth Issuer Notes of any class are represented by a Global Eighth Issuer Note of the relevant class at any time after the 40th day following the later of the Eighth Issuer Closing Date and the date of the issue of such Global Eighth Issuer Note:

      (a) (in the case of Dollar Global Eighth Issuer Notes) DTC has notified the Eighth Issuer that it is at any time unwilling or unable to continue as the registered holder of such Dollar Global Eighth Issuer Notes or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency registered under the Exchange Act, and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (in the case of the Sterling Global Eighth Issuer Notes or the Euro Global Eighth Issuer Notes) both Euroclear and Clearstream, Luxembourg are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; and

      (b) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof) or of any authority therein or thereof having power to tax or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying

             Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the Eighth Issuer Notes in definitive form.

      If required by this Clause 3, then the Eighth Issuer shall, at its sole cost and expense within 30 days of the occurrence of the relevant event, issue Definitive Eighth Issuer Notes of the same class as the class of Eighth Issuer Notes represented by the relevant Global Eighth Issuer Note in exchange for the whole (or the remaining part(s) outstanding) of the relevant Global Eighth Issuer Note. If Definitive Eighth Issuer Notes are issued, the beneficial interests represented by the Dollar Global Eighth Issuer Note of each class shall be exchanged by the Eighth Issuer for Definitive Eighth Issuer Notes of that class (DOLLAR DEFINITIVE EIGHTH ISSUER NOTES), the beneficial interests represented by the Sterling Global Eighth Issuer Note of each class shall be exchanged by the Eighth Issuer for Definitive Eighth Issuer Notes of that Class (STERLING DEFINITIVE EIGHTH ISSUER NOTES) and the beneficial interests represented by the Euro Global Eighth Issuer Notes of each class shall be exchanged by the Eighth Issuer for Definitive Eighth Issuer Notes of that class (EURO DEFINITIVE EIGHTH ISSUER NOTES).

3.6 The Definitive Eighth Issuer Notes shall be printed or typed in the form or substantially in the form set out in Schedule 2 in the denomination and transferable in units of (a) US$1,000, US$10,000 and US$100,000 (in the case of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes), (ii) [e500,000] (in the case of the Euro Eighth Issuer Notes), or (c) {pound-sterling}10,000 and {pound-sterling}100,000 (in the case of the Sterling Eighth Issuer Notes each or, in each case, integral multiples thereof or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, shall be serially numbered and shall be endorsed with a form of transfer in the form or substantially in the form also set out in Schedule 2. Title to the Definitive Eighth Issuer Notes shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Definitive Eighth Issuer Notes shall be issuable only in registered form without coupons or talons and signed manually or in facsimile by a person duly authorised by or on behalf of the Eighth Issuer and shall be authenticated by or on behalf of the Principal Paying Agent, as applicable. Each Eighth Issuer Note so executed and authenticated shall be a binding and valid obligation of the Eighth Issuer notwithstanding that such duly authorised person no longer holds that office at the time the Principal Paying Agent, authenticates the Eighth Issuer Note.

3.7 If the Eighth Issuer is obliged to issue or procure the issue of any Definitive Eighth Issuer Notes pursuant to Clause 3.5 but fails to do so within 30 days of the occurrence of the relevant event described in Clause 3.5, then the Eighth Issuer shall indemnify the Note Trustee, the registered holder of the relevant Global Eighth Issuer Note(s) and the relevant Noteholders and keep them indemnified against any loss or damage incurred by any of them if the amount received by the Note Trustee, the registered holder of such Global Eighth Issuer Note(s) or the relevant Noteholders in respect of the Eighth Issuer Notes is less than the amount that would have been received had Definitive Eighth Issuer Notes been issued in accordance with Clause 3.5. If and for so long as the Eighth Issuer discharges its obligations under this indemnity, the breach by the Eighth Issuer of the provisions of Clause 3.5 shall be deemed to be cured ab initio.

4.    REPLACEMENT OF EIGHTH ISSUER NOTES

      If a mutilated or defaced Eighth Issuer Note is surrendered to the Registrar or, if a mutilated or defaced Global Eighth Issuer Note is surrendered to the Principal Paying Agent or if a Noteholder claims that a Eighth Issuer Note has been lost, stolen or destroyed, the Eighth Issuer shall issue, and the Principal Paying Agent shall authenticate, a replacement Eighth

      Issuer Note on receipt of satisfactory evidence in accordance with Condition 13. An indemnity for an amount sufficient in the judgement of the Eighth Issuer and (in the case of a Definitive Eighth Issuer Note) the Registrar to protect the Eighth Issuer and (in the case of a Definitive Eighth Issuer Note) the Registrar from any loss which any of them may suffer if a Eighth Issuer Note is replaced may be required by the Eighth Issuer and (in the case of a Definitive Eighth Issuer Note) the Registrar. The Eighth Issuer may charge such Noteholder for its costs in replacing such Eighth Issuer Note.

5.    REGISTER, TRANSFER AND EXCHANGE OF EIGHTH ISSUER NOTES

5.1   TRANSFER AND EXCHANGE OF GLOBAL EIGHTH ISSUER NOTES

      A Global Eighth Issuer Note will be exchanged by the Eighth Issuer for another Global Eighth Issuer Note or Definitive Eighth Issuer Note(s) only in the circumstances set forth in Clause 3.5, the Conditions, the Eighth Issuer Paying Agent and Agent Bank Agreement and the relevant
      Global Eighth Issuer Note. Upon the occurrence of any of the events specified therein concerning their exchange for Definitive Eighth Issuer Notes, Definitive Eighth Issuer Notes of the relevant class shall be issued in such names as the Eighth Issuer shall instruct the Registrar (based on the instructions of DTC and Euroclear and Clearstream, Luxembourg) and the Registrar shall cause the Principal Amount Outstanding of the applicable Global Eighth Issuer Note to be reduced accordingly, cancel such Global Eighth Issuer Note (if applicable) and direct DTC and Euroclear and Clearstream, Luxembourg to make corresponding reductions in their book-entry systems, and the Eighth Issuer shall execute and the Principal Paying Agent, shall authenticate and deliver to the persons designated in such instructions Definitive Eighth Issuer Notes of the relevant class in the appropriate principal amounts and the Registrar will register them. The Registrar shall deliver such Definitive Eighth Issuer Notes to the persons in whose names such Eighth Issuer Notes are so registered. Reg S Definitive Eighth Issuer Notes issued in exchange for a Book-Entry Interest pursuant to this Clause 5.1 shall bear the legend set forth in Clause 5.4, and shall be subject to all restrictions on transfer contained therein to the same extent as the Global Eighth Issuer Note so exchanged. Global Eighth Issuer Notes may also be exchanged or replaced, in whole or in part, as provided in Clause 4. Every Eighth Issuer Note authenticated and delivered in exchange for, or in lieu of, a Global Eighth Issuer Note or any portion thereof, pursuant to Clause 4 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Eighth Issuer Note. A Global Eighth Issuer Note may not be exchanged for another Eighth Issuer Note other than as provided in this Clause.

5.2   TRANSFER AND EXCHANGE OF BOOK-ENTRY INTERESTS

      The transfer and exchange of Book-Entry Interests shall be effected through DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be, in accordance with these presents and the Eighth Issuer Paying Agent and Agent Bank Agreement, and the procedures therefor of DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be. Book-Entry Interests shall be subject to restrictions on transfer comparable to those set forth herein and in the Eighth Issuer Paying Agent and Agent Bank Agreement, to the extent required by the Securities Act. The Note Trustee shall have no obligation to ascertain DTC's, Euroclear's or Clearstream, Luxembourg's compliance with any such restrictions on transfer.

5.3   TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTES

      Definitive Eighth Issuer Notes may be transferred in whole or in part, provided that any partial transfer relates to a Definitive Eighth Issuer
      Note in the principal amount of, in the case of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 3

      Class A Eighth Issuer Notes, US$1,000, US$10,000 or US$100,000; in the case of the Euro Eighth Issuer Notes, [e500,000]; and in the case of the Sterling Eighth Issuer Notes, {pound-sterling}10,000 or {pound-sterling}100,000; or, in each case, any integral multiple thereof or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders. When Definitive Eighth Issuer Notes are presented by a Noteholder to the Registrar with a request to register the transfer of such Definitive Eighth Issuer Notes, the Registrar shall register the transfer as requested only if such Definitive Eighth Issuer Notes are presented or surrendered for registration of transfer and are endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Noteholder or by his attorney duly authorised in writing and upon receipt of such certificates and other documents as shall be necessary to evidence compliance with the restrictions on transfer contained herein and in the Eighth Issuer Paying Agent and Agent Bank Agreement. Thereupon, the Registrar shall request the Eighth Issuer to issue and the Principal Paying Agent to authenticate new Definitive Eighth Issuer Notes required to be issued in connection with such transfer. In the case of a transfer of part only of such Definitive Eighth Issuer Note, a new Definitive Eighth Issuer Note in respect of the balance not transferred will be issued to the transferor. All transfers of Definitive Eighth Issuer Notes are subject to any restrictions on transfer set forth on such Definitive Eighth Issuer Notes and the detailed regulations concerning transfers in the Eighth Issuer Paying Agent and Agent Bank Agreement.

5.4   REGULATION S LEGEND

      Each Reg S Global Eighth Issuer Note and each  Reg  S  Definitive  Eighth
      Issuer   Note  issued  in  exchange  therefor  shall  bear  a  legend  in substantially the following form:

      "THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

5.5   CANCELLATION AND/OR ADJUSTMENT OF GLOBAL EIGHTH ISSUER NOTES

      At such time as all Book-Entry Interests in respect of a Global Eighth Issuer Note have been exchanged for Definitive Eighth Issuer Notes, such Global Eighth Issuer Note shall be returned to or retained and cancelled by the Registrar respectively in accordance with the Eighth Issuer Paying Agent and Agent Bank Agreement. At any time prior to such cancellation, if any Book-Entry Interest is exchanged for an interest in another Global Eighth Issuer Note, the principal amount of Eighth Issuer Notes represented by such Global Eighth Issuer Note shall be reduced accordingly and an endorsement shall be made on such Global Eighth Issuer Note by the Registrar, to reflect such reduction.

5.6   GENERAL PROVISIONS RELATING TO ALL TRANSFERS AND EXCHANGES

      (a) To permit registrations of transfers and exchanges of Eighth Issuer Notes, the Eighth Issuer shall execute and the Principal Paying Agent, shall authenticate Global Eighth Issuer Notes and Definitive Eighth Issuer Notes upon a written order signed by an officer of the Eighth Issuer or at the Registrar's request.

      (b) No service fee shall be charged to a Noteholder for any registration of a Definitive Eighth Issuer Note on transfer or exchange, but the Eighth Issuer may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Condition 13) and the Registrar may require an indemnity in respect of such tax or charge.

      (c) All Global Eighth Issuer Notes and Definitive Eighth Issuer Notes issued upon any registration of transfer or exchange of Global Eighth Issuer Notes or Definitive Eighth Issuer Notes shall be the valid obligations of the Eighth Issuer, evidencing the same debt and entitled to the same benefits under this Deed, as the Global Eighth Issuer Notes or Definitive Eighth Issuer Notes surrendered upon such registration of transfer or exchange.

5.7   REGISTER OF EIGHTH ISSUER NOTES

      The Eighth Issuer shall at all times ensure that the Registrar maintains in Luxembourg, or at such other place as the Note Trustee may agree, a register (the REGISTER) in respect of the Eighth Issuer Notes showing the amount of the Global Eighth Issuer Notes or Definitive Eighth Issuer Notes, as the case may be, from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Global Eighth Issuer Notes or the Definitive Eighth Issuer Notes. So long as DTC or its nominee, or the Common Depositary or its nominee, is the registered holder of a Global Eighth Issuer Note, DTC or the Common Depositary, as the case may be, will be considered the sole registered holder of such Global Eighth Issuer Note for all purposes under this Eighth Issuer Trust Deed. Each Eighth Issuer Note, whether in global or definitive form, shall have an identifying serial number which shall be entered on the Register. The Note Trustee and the holders of such Eighth Issuer Notes or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the Register and take copies of or extracts from it.

6.    FEES, DUTIES AND TAXES

      The Eighth Issuer will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, on or in connection with (a) the execution and delivery of these presents and the Transaction Documents to which it is a party and any documents executed pursuant thereto, (b) the constitution and original issue of the Eighth Issuer Notes, and (c) any action in any jurisdiction taken by or on behalf of the Note Trustee or (where permitted under these presents so to do) any Noteholder to enforce the Eighth Issuer Notes.

7.    COVENANT OF COMPLIANCE

      The Eighth Issuer covenants with the Note Trustee that it will comply with and perform and observe all the provisions of these presents, the Eighth Issuer Notes, the Eighth Issuer Deed of Charge, the Eighth Issuer Paying Agent and Agent Bank Agreement and the documents executed pursuant thereto and the other Transaction Documents which are expressed to be binding on it. The Conditions shall be binding on the Eighth Issuer, the Noteholders, the Note Trustee and all persons claiming through or under any of them. The Note Trustee shall be entitled to enforce the obligations of the Eighth Issuer under the Eighth Issuer Notes and the Conditions and to exercise any other rights, powers, authorities and discretions conferred upon the Note Trustee in the Conditions as if the same were set out and contained in this Deed, which shall be read and construed as one document with the Eighth Issuer Notes. The Note Trustee shall hold the benefit of this covenant upon trust for itself and the Noteholders according to its and their respective interests. The provisions of Schedule 4 shall have effect in the same manner as if herein set forth.

8.    CANCELLATION OF EIGHTH ISSUER NOTES AND RECORDS

8.1 The Eighth Issuer shall procure that all Eighth Issuer Notes (i) redeemed, (ii) being mutilated or defaced, surrendered and replaced pursuant to Condition 13 or (iii) exchanged as provided in these presents shall forthwith be cancelled by or on behalf of the Eighth Issuer and a certificate stating:

      (a) the aggregate principal amount of Eighth Issuer Notes which have been redeemed;

      (b) the serial numbers of Eighth Issuer Notes of each class so redeemed;

      (c) the aggregate amount of interest paid (and the due dates of such payments) on Eighth Issuer Notes of each class; and

      (d) the aggregate principal amounts of Eighth Issuer Notes of each class which have been so exchanged and replaced and the serial numbers of such Eighth Issuer Notes in definitive form,

      shall be given to the Note Trustee by or on behalf of the Eighth Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, cancellation, exchange or replacement, as the case may be. The Note Trustee may accept such certificate as conclusive evidence of such redemption, purchase, exchange or replacement pro tanto of the Eighth Issuer Notes or payment of interest thereon and of cancellation of the relative Eighth Issuer Notes.

8.2 The Eighth Issuer shall procure that the Registrar shall keep a full and complete record of all Eighth Issuer Notes and of their redemption, cancellation, payment or exchange (as the case may be) and of all replacement Eighth Issuer Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Eighth Issuer Notes. The Eighth Issuer shall procure that the Registrar shall at all reasonable times make such record available to the Eighth Issuer and the Note Trustee.

8.3 All records and certificates maintained pursuant to this Clause shall make a distinction between Definitive Eighth Issuer Notes and Global Eighth Issuer Notes.

9.    ENFORCEMENT

9.1 The Note Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to the Eighth Issuer or any other person as it may think fit to enforce its obligations under these presents, the Eighth Issuer Notes or any of the other Transaction Documents.

9.2 Unless the contrary be proved, proof that as regards any specified Eighth Issuer Note the Eighth Issuer has made default in paying any amount due in respect of such Eighth Issuer Note shall be sufficient evidence that the same default has been made as regards all other Eighth Issuer Notes in respect of which the relevant amount is due and payable.

9.3 References in Clauses 2.2(b) and 2.2(c) or the provisions of any trust deed supplemental to this Deed corresponding to Clauses 2.2(b) and 2.2(c) to "the rates aforesaid" shall, in the event of such Eighth Issuer Notes having become due and repayable, with effect from the expiry of the Interest Period during which such Eighth Issuer Notes become due and repayable, be construed as references to rates of interest calculated mutatis mutandis in accordance with the Conditions except that no notices need be published in respect thereof.

10.   PROCEEDINGS, ACTIONS AND INDEMNIFICATION

10.1 The Note Trustee shall not be bound to take any proceedings mentioned in Clause 9.1 or any other action in relation to these presents, the Eighth Issuer Notes or any documents executed pursuant thereto or any of the other Transaction Documents to which the Note Trustee is a party unless
      (i) respectively directed or requested to do so by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders or the Class C Noteholders or in writing by the holders of at least one-quarter in aggregate Principal Amount Outstanding of the Class A Eighth Issuer Notes, the Class B Eighth Issuer Notes or the Class C Eighth Issuer Notes and (ii) it shall be indemnified to its satisfaction against all liabilities, actions, proceedings, claims and demands to which it may be or become liable and all costs, charges, damages and expenses which may be incurred by it in connection therewith, and the terms of such indemnity may include the provisions of a fighting fund, non-recourse loan or other similar arrangement PROVIDED THAT:

      (a) the Note Trustee shall not be obliged to act at the direction or request of the Class B Noteholders as aforesaid unless either the Note Trustee is of the opinion that to do so would not be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders; and

      (b) the Note Trustee shall not be obliged to act at the direction or request of the Class C Noteholders as aforesaid unless (i) either the Note Trustee is of the opinion that to do so would not be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders and (ii) either the Note Trustee is of the opinion that to do so would not be materially prejudicial to the interests of the Class B Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class B Noteholders.

10.2 Only the Note Trustee may enforce the provisions of these presents, the Conditions or the Eighth Issuer Notes. No Noteholder shall be entitled to proceed directly against the Eighth Issuer or any other party to any of the Transaction Documents unless the Note Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure is continuing provided that, no Class C Noteholder or no Class B Noteholder shall be entitled to take proceedings for the winding up or administration of the Eighth Issuer for so long as there are any Class A Eighth Issuer Notes outstanding and no Class C Noteholder shall be entitled to take proceedings for the winding up or administration of the Eighth Issuer for so long as there are any Class B Eighth Issuer Notes outstanding. Consistent with Section 316 of the Trust Indenture Act, each Noteholder shall have the right to institute proceedings for the enforcement of payment of principal and interest on the Eighth Issuer Notes held by it, on or after the maturity date of the relevant Eighth Issuer Notes set out on the face of such Eighth Issuer Notes.

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11.    DISCHARGE OF PAYMENT

      Any payment to be made in respect of the Eighth Issuer Notes by the Eighth Issuer or the Note Trustee may be made in accordance with the Conditions and any payment so made shall be a good discharge to the Eighth Issuer or, as the case may be, the Note Trustee.

12.   PARTIAL PAYMENTS

      Upon presentation and surrender to the Registrar of a Definitive Eighth Issuer Note that is redeemed in part, the Principal Paying Agent shall respectively authenticate for the holder a new Definitive Eighth Issuer Note equal in principal amount to the principal amount of the unredeemed portion of the Definitive Eighth Issuer Note surrendered. Upon presentation of a Global Eighth Issuer Note that is redeemed in part, the Registrar shall make a notation on Part I of the Schedule thereto to reduce the aggregate principal amount of such Global Eighth Issuer Note to an amount equal to the aggregate principal amount of the unredeemed portion of the Global Eighth Issuer Note presented.

13.    COVENANTS BY THE EIGHTH ISSUER

      So long as any of the Eighth Issuer Notes remains outstanding (or, in the case of paragraphs (h), (i), (j), (n) and (o), so long as any of the Eighth Issuer Notes remains liable to prescription or, in the case of paragraph (q), until the expiry of a period of 30 days after the "relevant date" (as defined in Condition 7) in respect of the payment of principal in respect of all such Eighth Issuer Notes remaining outstanding at such time) the Eighth Issuer covenants with the Note Trustee that it shall:

      (a) CONDUCT: at all times carry on and conduct its affairs in a proper and efficient manner;

      (b) INFORMATION: give or procure to be given to the Note Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require, including without limitation the procurement by the Eighth Issuer of all such certificates called for by the Note Trustee pursuant to this Deed for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

      (c) ACCOUNTS FOR STOCK EXCHANGE: cause to be prepared and certified by the Auditors of the Eighth Issuer in respect of each Financial Period, accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of any stock exchange on which the Eighth Issuer Notes are listed;

      (d) BOOKS AND RECORDS: at all times keep proper books of account and allow the Note Trustee and any person appointed by the Note Trustee free access to such books of account at all reasonable times during normal business hours;

      (e) NOTEHOLDER INFORMATION: send to the Note Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Eighth Issuer) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders as a class together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Noteholders) as soon as practicable after the issue or publication thereof;

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


      (f) NOTICE OF NOTE EVENT OF DEFAULT: give notice in writing to the Note Trustee of the occurrence of any Note Event of Default or any matter it concludes is likely to give rise to a Note Event of Default immediately upon becoming aware thereof, including the status of any such default or matter and what action the Eighth Issuer is taking or proposes to take with respect thereto, and without waiting for the Note Trustee to take any action;

      (g) NOTICE OF DEFERRAL OF PAYMENTS: as soon as practicable after becoming aware that any part of a payment of interest on the Eighth Issuer Notes will be deferred or that a payment previously deferred will be made in accordance with Condition 4, give notice thereof to the Noteholders in accordance with Condition 14 and, for so long as the Eighth Issuer Notes are listed on the official list of the United Kingdom Listing Authority or admitted to trading on the London Stock Exchange, to the United Kingdom Listing Authority and the London Stock Exchange;

      (h) CERTIFICATES RELATING TO FINANCIAL INFORMATION: give to the Note Trustee (i) within 14 days after demand by the Note Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Period commencing with the financial period first ending after the date hereof and in any event not later than 120 days after the end of each such financial period a certificate signed by two directors of the Eighth Issuer to the effect that as at a date not more than seven days before delivering such certificate (the CERTIFICATION DATE) there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Note Event of Default (or if such exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Eighth Issuer has complied, to the best of their knowledge and belief, with all its obligations contained in these presents and each of the Transaction Documents to which it is a party or (if such is not the case) specifying the respects in which it has not so complied;

      (i) FURTHER ASSURANCES: at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to these presents and the other Transaction Documents only in so far as permitted by law;

      (j) AGENT BANK, REFERENCE BANKS ETC.: at all times maintain an Agent Bank, four Reference Banks, a Paying Agent, a Transfer Agent and a Registrar in accordance with the Conditions;

      (k) NOTIFICATION OF LATE UNCONDITIONAL PAYMENT: procure the Principal Paying Agent, (or any other relevant Paying Agent) to notify the Note Trustee forthwith in the event that (i) the Principal Paying Agent (or other relevant Paying Agent) does not, on or before the due date for any payment in respect of any of the Eighth Issuer Notes, receive unconditionally pursuant to the Eighth Issuer Paying Agent and Agent Bank Agreement, payment of the full amount in the requisite currency of the monies payable on such due date on all such Eighth Issuer Notes, or (ii) there are insufficient funds in US dollars, euro or sterling, as the case may be, available to the Principal Paying Agent, to discharge the amount of the monies payable on such due date;

      (l) NOTIFICATION OF UNCONDITIONAL PAYMENT: in the event of any unconditional payment to the Principal Paying Agent, (or any other relevant Paying Agent) or the Note

             Trustee of any sum due in respect of any of the Eighth Issuer Notes being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with Condition 14 that such payment has been made;

      (m) LISTING: use reasonable endeavours to maintain the listing of the Eighth Issuer Notes on the official list of the United Kingdom Listing Authority and to maintain the admission to trading of the Eighth Issuer Notes on the London Stock Exchange or, if it is unable to do so having used reasonable endeavours, use reasonable endeavours to obtain and maintain a quotation, listing and admission to trading of the Eighth Issuer Notes on such other stock exchange or exchanges or securities market or markets as the Eighth Issuer may decide (with the prior written approval of the Note Trustee) and shall also upon obtaining a quotation, listing and admission to trading of such Eighth Issuer Notes on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to this Deed to effect such consequential amendments to this Deed as the Note Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market;

      (n) CHANGE OF AGENT BANK, REFERENCE BANKS, ETC.: give notice to the Noteholders in accordance with Condition 14 of any appointment, resignation or removal of any Agent Bank, Reference Banks, Paying Agents, Transfer Agent or Registrar (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Transfer Agent and Registrar) after, except in the case of resignation, having obtained the prior written approval of the Note Trustee (not to be unreasonably withheld or delayed) thereto or any change of any Paying Agent's, Agent Bank's, Transfer Agent's or Registrar's specified office and (except as provided by the Eighth Issuer Paying Agent and Agent Bank Agreement or the Conditions) at least 30 days prior to such event taking effect PROVIDED ALWAYS THAT so long as any of the Eighth Issuer Notes remains outstanding in the case of the termination of the appointment of the Agent Bank, Transfer Agent or the Registrar or so long as any of the Eighth Issuer Notes remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent, no such termination shall take effect until a new Agent Bank, Transfer Agent, Registrar, Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Note Trustee;

      (o) PRE-APPROVAL OF NOTICES: obtain the prior written approval of the Note Trustee to, and promptly give to the Note Trustee and the Rating Agencies two copies of, the form of every notice given to the Noteholders in accordance with Condition 14 (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 of the content of an invitation or inducement to engage in investment activities within the meaning of Section 21 of the Financial Services and Markets Act 2000);

      (p) AVAILABILITY OF MEETING MATERIALS: from time to time as required or contemplated by this Deed or as reasonably requested by the Note Trustee, make available through the Paying Agents, or otherwise such documents as may be required by the Noteholders in connection with meetings of Noteholders;

      (q) COMPLIANCE WITH EIGHTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT AND OTHER TRANSACTION DOCUMENTS: use its best endeavours to procure that the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar comply with and perform all their respective obligations under the Eighth Issuer Paying Agent and

             Agent Bank Agreement and the other Transaction Documents and (in the case of the Paying Agents, the Transfer Agent and the Registrar) any notice given by the Note Trustee pursuant to Clause 2.3(a) and not make any amendment or modification to either of such agreement or other Transaction Documents or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee;

      (r) EXERCISE OF REDEMPTION RIGHTS: in the event that Funding elects to prepay any Term Advance in whole or in part under Clause 8 of the Intercompany Loan Terms and Conditions, the Eighth Issuer shall exercise its right to redeem the corresponding class or classes of Eighth Issuer Notes in the same respective aggregate principal amounts as such Term Advance on the same Interest Payment Date under Condition 5(B);

      (s) REDEMPTION REQUIREMENTS: not give notice of its election to redeem all or any part of a class or classes of Eighth Issuer Notes pursuant to Condition 5(D) or (E) unless it shall first have:

             (i) given written notice to the Note Trustee of its intention so to do in accordance with the Eighth Issuer Paying Agent and Agent Bank Agreement, as applicable;

             (ii) delivered to the Note Trustee a certificate signed by two directors of the Eighth Issuer certifying that the Eighth Issuer will have the necessary funds on the Interest Payment Date on which redemption is to occur (the REDEMPTION DATE) to discharge all amounts required under the Eighth Issuer Deed of Charge to be paid in priority to such class or classes of Eighth Issuer Notes on the redemption date, and to redeem such class or classes of Eighth Issuer Notes in whole or, as the case may be, in part; and that all such funds will on such redemption date be subject to the security constituted by the Eighth Issuer Deed of Charge and not subject to the interest of any other person; and

             (iii) provided  evidence  acceptable  to the Note Trustee  of  the matters certified by it in paragraph (ii) above,

             but the provisions of this subclause are subject to and without prejudice to the provisions of Clause 13(o);

      (t) UNITED STATES REPORTING REQUIREMENTS: file with the Note Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Eighth Issuer is required to file with the SEC pursuant to
             Section 13 or 15(d) of the Exchange Act within 15 days after it files them with the SEC and comply with the other provisions of section 314(a) of the Trust Indenture Act;

      (u) INTEREST IN EIGHTH ISSUER CHARGED PROPERTY: ensure that, save as permitted in these presents, the Eighth Issuer Deed of Charge, the Conditions and the other Transaction Documents, no person other than the Eighth Issuer and the Security Trustee shall have any equitable or beneficial interest in the Eighth Issuer Charged Property;

      (v) MAINTENANCE OF EIGHTH ISSUER CASH MANAGER: ensure that there is at all times a cash manager appointed in accordance with the provisions of the Eighth Issuer Cash Management Agreement;

      (w) TAX DEDUCTION: take reasonable steps to ensure that it does not engage in any course of conduct that would lead to a deduction, for United Kingdom corporation tax purposes, in respect of accrued interest or discount on the Eighth Issuer Notes by the Eighth Issuer being denied, postponed or restricted (whether such denial, postponement or restriction results from the application of paragraph 2 or 13 of Schedule 9 of the Finance Act 1996 or otherwise);

      (x) UNITED KINGDOM AND UNITED STATES TAX STATUS: ensure that it is at all times solely resident in the United Kingdom for United Kingdom tax purposes and has no branch, business establishment or other fixed establishment outside the United Kingdom; and furthermore, ensure that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles;

      (y) PRE-ENFORCEMENT PAYMENTS: ensure that amounts standing to the credit of the Eighth Issuer Transaction Accounts will be applied by the Eighth Issuer in or towards satisfaction of such of the obligations set out in the Eighth Issuer Cash Management Agreement as may be, at any given time, then due and payable (in each case only if and to the extent that payments or provisions of a higher order of priority which are also due and payable or are likely to fall due at that time or prior to the next succeeding Interest Payment Date have been made or provided for in full);

      (z) AVAILABILITY OF INFORMATION: make available for inspection by Noteholders at the specified office of the Registrar during normal business hours on any Business Day copies of each balance sheet and profit and loss account sent to the Note Trustee pursuant to Clause 13(e), this Deed, the Eighth Issuer Paying Agent and Agent Bank Agreement and the other Transaction Documents and provide the Registrar with the information specified in Condition 4(C);

      (aa) RATINGS: furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be reasonably necessary in order to maintain the current ratings of the Eighth Issuer Notes by the Rating Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Eighth Issuer, the Eighth Issuer agrees only to use its best efforts to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be reasonably necessary in order to maintain the current ratings of the Eighth Issuer Notes by the Rating Agencies);

      (bb) CALCULATIONS: do, or procure that there are done on its behalf, all calculations required pursuant to the Conditions;

      (cc) DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG: use its reasonable endeavours to procure that DTC and Euroclear and/or Clearstream, Luxembourg (as the case may be) issue(s) any certificate or other document requested by the Note Trustee acting reasonably pursuant to these presents as soon as practicable after such request;

      (dd) INFORMATION REGARDING NOTEHOLDERS: furnish or cause to be furnished to the Note Trustee on 30th June and 31st December of each year, commencing 30th June, 2003 and at such other times as the Note Trustee may request in writing, all information in

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


             the possession or control of the Eighth Issuer, or of the Registrar as to the names and addresses of the Noteholders, and requiring the Note Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it;

      (ee) OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN: upon any application, demand or request by the Eighth Issuer to the Note Trustee to take any action under any of the provisions of this Deed (other than the issuance of Eighth Issuer Notes) and upon request of the Note Trustee, furnish to the Note Trustee an officers' certificate and opinion of counsel complying with the provisions of Section 314 of the Trust Indenture Act (an OFFICERS' CERTIFICATE and OPINION OF COUNSEL, respectively);

      (ff) PROTECTION OF SECURITY: promptly after the execution and delivery of this Deed and each supplement hereto, furnish to the Note Trustee an Opinion of Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the security interests of the Note Trustee in the secured property under the Eighth Issuer Deed of Charge and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary; and the Eighth Issuer shall furnish to the Note Trustee, not more than three months after the anniversary of each calendar year, commencing with calendar year 2003, an Opinion of Counsel stating either that, in the opinion of such counsel,
             (i) such action has been taken as is necessary for the proper protection of the security interests of the Note Trustee in the secured property under the Eighth Issuer Deed of Charge and reciting the details of such action or (ii) no such action is necessary for any of such purposes;

      (gg) AUTHORISED SIGNATORIES: upon the execution of this Deed and thereafter forthwith upon any change of the same, deliver to the Note Trustee (with a copy to the Principal Paying Agent and the Registrar) a list of the Authorised Signatories of the Eighth Issuer, together with certified specimen signatures of the same;

      (hh) NEW NOTES: procure that notice of any New Notes to be issued by any New Issuer is given to the Noteholders in accordance with Condition 14; and

      (ii) CENTRE OF MAIN INTEREST: take any action which would result in its centre of main interest being in any jurisdiction other than the United Kingdom and it shall not open any branches or offices in any jurisdiction other than the United Kingdom.

14.   REMUNERATION AND INDEMNIFICATION OF NOTE TRUSTEE

14.1 The Eighth Issuer shall pay to the Note Trustee remuneration for its services as trustee as from the date of this Eighth Issuer Trust Deed, such remuneration to be at such rate and to be paid on such dates as may from time to time be agreed between the Eighth Issuer and the Note Trustee. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Eighth Issuer Notes of any series be reduced by such amount as shall be agreed between the Eighth Issuer and the Note Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Noteholders) up to and including the date when, all the Eighth Issuer Notes having become due for redemption, the redemption monies and interest thereon to the date of redemption have been paid to the Principal Paying Agent and, where applicable, the Registrar or, as the case may be, the Note Trustee PROVIDED THAT if upon due presentation of any Eighth Issuer Note or any cheque payment of the monies due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue until payment to the Noteholders is made.

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


14.2 In the event of the occurrence of a Note Event of Default or the Note Trustee considering it necessary or being requested by the Eighth Issuer to undertake duties which the Note Trustee and the Eighth Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under these presents the Eighth Issuer shall pay to the Note Trustee such additional remuneration as shall be agreed between them.

14.3 The Eighth Issuer shall pay to the Note Trustee in addition an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Deed against production of a valid tax invoice.

14.4  In the event of the Note Trustee and the Eighth Issuer failing to agree:

      (a) (in a case to which Clause 14.1 above applies) upon the amount of the remuneration; or

      (b) (in a case to which Clause 14.2 above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under these presents, or upon such additional remuneration, such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Eighth Issuer or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Eighth Issuer) and the determination of any such merchant or investment bank shall be final and binding upon the Note Trustee and the Eighth Issuer.

14.5 In addition to remuneration hereunder, the Eighth Issuer shall on written request pay (on an indemnity basis) all other costs, charges and expenses which the Note Trustee and any Appointee may properly incur in relation to the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, these presents and any other Transaction Document, including but not limited to reasonable travelling and legal expenses properly incurred and any stamp, issue, registration, documentary and other similar taxes or duties paid or payable by the Note Trustee in connection with any action taken or contemplated by or on behalf of the Note Trustee for enforcing, or for any other purpose in relation to, these presents or any of the other Transaction Documents.

14.6 All amounts payable pursuant to Clause 14.5 above and/or Clause 15(1) shall be payable by the Eighth Issuer on the date specified in a demand by the Note Trustee and in the case of payments actually made by the Note Trustee prior to such demand shall (if not paid within three days after such demand and the Note Trustee so requires) carry interest at the rate of three per cent. per annum above the mean base rate from time to time of the Reference Banks from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Note Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Note Trustee shall carry interest at such rate from the due date therefor.

14.7 Unless otherwise specifically stated in any discharge of this Deed the provisions of this Clause and Clause 15(1) shall continue in full force and effect notwithstanding such discharge.

14.8 The Note Trustee shall be entitled in its absolute discretion to determine in respect of which series of Eighth Issuer Notes any liabilities incurred under this Deed have been incurred.

15.   SUPPLEMENT TO TRUSTEE ACT 1925

      Section 1 of the Trustee Act 2000 shall not apply to the duties of the Note Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and the provision of these presents, the provisions of these presents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000 the provision of these presents shall constitute a restriction or exclusion for the purposes of that Act. The Note Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 of England and Wales and by way of supplement thereto it is expressly declared as follows (which provisions, except as expressly provided in this Clause 15, shall be in lieu of the provisions contained in section 315(a) of the Trust Indenture Act):

      (a) EXPERT ADVICE OR OPINION: the Note Trustee may in relation to these presents or the other Transaction Documents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Eighth Issuer, the Note Trustee, the Principal Paying Agent, the Registrar or otherwise and shall not be responsible for any liability occasioned by so acting in good faith; any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic;

      (b) CERTIFICATE AS SUFFICIENT EVIDENCE: the Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two directors of the Eighth Issuer and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by it or any other person acting on such certificate;

      (c) CUSTODY OF DOCUMENTS: the Note Trustee shall be at liberty to hold these presents and any other documents relating thereto or any other Transaction Documents or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Note Trustee to be of good repute and the Note Trustee shall not be responsible for or required to insure against any liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit;

      (d) APPLICATION OF PROCEEDS: the Note Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Eighth Issuer Notes by the Eighth Issuer, the exchange of any Global Eighth Issuer Note for another Global Eighth Issuer Note or Definitive Eighth Issuer Notes or the exchange of any Definitive Eighth Issuer Note for another Definitive Eighth Issuer Note or the delivery of any Global Eighth Issuer Note or Definitive Eighth Issuer Notes to the person(s) entitled to it or them;

      (e) ASSUMPTION OF NO DEFAULT: except to the extent required pursuant to section 315(b) of the Trust Indenture Act, the Note Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Note Event of Default has happened and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Note Trustee shall be entitled to assume that no Note Event of Default has happened and that the Eighth Issuer is observing and performing all its obligations under these presents;

      (f) ABSOLUTE DISCRETION: save as expressly otherwise provided in this Deed, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Note Trustee and the Noteholders shall be conclusive and binding on the Noteholders) and provided it shall not have acted fraudulently or negligently or in breach of the terms of this Deed, shall not be responsible for any liability which may result from their exercise or non-exercise;

      (g) RELIANCE ON EXTRAORDINARY RESOLUTION: the Note Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of the Noteholders of all or any class or classes in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing) that not all Noteholders had signed the Extraordinary Resolution or that for any reason the resolution was not valid or binding upon such Noteholders;

      (h) RELIANCE ON NOTICE OF PREPAYMENT: without prejudice to the right of the Note Trustee to require and/or accept any other evidence, the Note Trustee may accept as conclusive evidence of the matters certified therein a certificate signed by two directors of the Eighth Issuer under Clause 13(s)(ii). The Note Trustee shall have no responsibility to the Noteholders or any other person for guaranteeing or ensuring that the Eighth Issuer's liabilities in respect of the Eighth Issuer Notes and any other amounts are in fact discharged on the due date and shall have no liability to the Noteholders or any other person for any failure by the Eighth Issuer to discharge or pay such liabilities and other amounts;

      (i) EIGHTH ISSUER CHARGED PROPERTY: the Note Trustee may accept without enquiry, requisition or objection such title as the Eighth Issuer may have to the Eighth Issuer Charged Property or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Eighth Issuer to the Eighth Issuer Charged Property or any part thereof from time to time whether or not any default or failure is or was known to the Note Trustee or might be, or might have been, discovered upon examination, inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Noteholder shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Eighth Issuer, and the Note Trustee shall not at any time have any responsibility for the same and each Noteholder shall not rely on the Note Trustee in respect thereof;

      (j) RELIANCE ON CERTIFICATES: except in the event of wilful default or manifest or proven error, the Note Trustee shall be entitled to rely on a certificate of the Agent Bank, any Paying Agent or any Reference Bank in respect of every matter and circumstance for which a certificate of the Agent Bank, any Paying Agent or any Reference Bank is expressly provided for under these presents, the Conditions or any other Transaction Document and to call for and rely upon a certificate of the Agent Bank, any Paying Agent or any Reference Bank or any other person as to any other fact or matter prima facie within the knowledge of the Agent Bank, any Paying Agent or any Reference Bank or such other person, as sufficient evidence thereof and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be occasioned by its failing so to do or the exercise or non-exercise by the Note Trustee of any of its powers, duties and discretions hereunder;

      (k) EIGHTH ISSUER NOTES NOT AUTHENTIC: the Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Eighth Issuer Note purporting to be such and subsequently found to be forged or not authentic;

      (l) INDEMNITY: without prejudice to the right of indemnity by law given to trustees, the Eighth Issuer shall indemnify the Note Trustee and every Appointee (except where indemnified by the Noteholders) and keep it or him indemnified against all liabilities to which it or he may be or become subject or which may be incurred by it or him in the proper execution or purported proper execution of any of its or his trusts, powers, authorities and discretions under these presents or any other Transaction Document or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any other Transaction Document or any such appointment save to the extent that the same arises as a result of wilful default, wilful misconduct, fraud or breach of trust on the part of the Note Trustee. The Note Trustee shall use reasonable endeavours to keep the Eighth Issuer informed of the progress of any claims against the Note Trustee;

      (m) CONSENT OR APPROVAL: any consent or approval given by the Note Trustee for the purposes of these presents or the Eighth Issuer Notes may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit (acting reasonably) and notwithstanding anything to the contrary in these presents or the Eighth Issuer Notes may be given retrospectively;

      (n) NO DISCLOSURE OBLIGATION: unless and to the extent ordered so to do by a court of competent jurisdiction, the Note Trustee shall not be required to disclose to any Noteholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Note Trustee by the Eighth Issuer or any other person in connection with these presents or any other Transaction Document and no Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information;

      (o) CURRENCY CONVERSION: where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall be converted (unless otherwise provided by these presents or required by law) at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Note Trustee in consultation with the Eighth Issuer and any rate, method and date so agreed shall be binding on the Eighth Issuer and the Noteholders;

      (p) CERTIFICATE IN RESPECT OF MATERIAL PREJUDICE: the Note Trustee may certify whether or not any of the conditions, events and acts set out in Condition 9 (each of which conditions, events and acts shall, unless in any case the Note Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Noteholders of the relevant class or classes and any such certificate shall be conclusive and binding upon the Eighth Issuer and the Noteholders;

      (q) DETERMINATION BY NOTE TRUSTEE: the Note Trustee as between itself and the Noteholders may determine all questions and doubts arising in relation to any of the provisions of this Deed. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the Noteholders;

      (r) INTERESTS OF NOTEHOLDERS: in connection with the exercise by the Note Trustee of any of its trusts, duties, rights, powers, authorities and discretions under these presents and the other Transaction Documents:

             (i) where it is required to have regard to the interests of the Noteholders of any class, it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory, and the Note Trustee shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Eighth Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders;

             (ii) except where expressly provided otherwise, it shall have regard to the interests of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders equally PROVIDED THAT (A) if in the opinion of the Note Trustee there is a conflict between the interests of the Class A Noteholders, on the one hand and the interests of the Class B Noteholders, and/or the Class C Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class A Noteholders and subject to (B), if in the opinion of the Note Trustee there is a conflict between the interests of the Class B Noteholders on the one hand and the interests of the Class C Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class B Noteholders; but so that this proviso shall not apply in the case of powers, authorities or discretions in relation to which it is expressly stated that they may be exercised by the Note Trustee only if in its opinion the interests of all the Noteholders would not be materially prejudiced thereby; and

             (iii) it  shall  not  have regard to, or be in any way liable for, the consequences of any exercise thereof for any other Eighth Issuer Secured Creditor or any other person,

             the Note Trustee shall be entitled to assume, for the purposes of exercising any power, right, trust, authority, duty or discretion under or in relation to the Eighth Issuer Notes, these presents or any of the other Transaction Documents, that such exercise will not be materially prejudicial to the interests of the Class A Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class A Eighth Issuer Notes would not be adversely affected by such exercise, that such exercise will not be materially prejudicial to the interests of the Class B Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class B Eighth Issuer Notes would not be adversely affected by such exercise and that such exercise will not be materially prejudicial to the interests of the Class C Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class C Eighth Issuer Notes will not be adversely affected by such exercise;

      (s) CERTIFICATE OF PRINCIPAL AMOUNT OUTSTANDING: the Note Trustee may call for any certificate or other document to be issued by DTC, Euroclear or Clearstream, Luxembourg as to the Principal Amount Outstanding of Eighth Issuer Notes represented by a Global Eighth Issuer Note standing to the account of any person. Any such certificate or other document shall be conclusive and binding for all purposes. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by DTC, Euroclear or Clearstream, Luxembourg and subsequently found to be forged or not authentic;

      (t)    PROFESSIONAL  CHARGES:  any  trustee  of  these  presents  being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents;

      (u) POWER OF ATTORNEY: the Note Trustee may whenever it thinks fit (acting reasonably) delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Note Trustee may in the interests of the Noteholders think fit. The Note Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate (except where such delegate or sub-
             delegate is an affiliate, associate or otherwise connected with the Note Trustee). The Note Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Eighth Issuer;

      (v) DELEGATION: the Note Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents. The Note Trustee shall not be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent;

      (w) RATINGS: the Note Trustee shall have no responsibility for the maintenance of any rating of any of the Eighth Issuer Notes by the Rating Agencies or any other person;

      (x)    ADVANCES AND SUPERVISION:  nothing  contained  in  these  presents shall impose any obligation on the Note Trustee to make any advance to Funding or the Eighth Issuer to supervise the performance by any Reference Bank or any other person of its obligations pursuant to any of the Transaction Documents and the Note Trustee shall be entitled to assume, in the absence of express notice pursuant to this Deed to the contrary, that such person is properly performing such obligations;

      (y) NO REQUIREMENT TO PERFORM ILLEGAL ACTS, ETC.: no provision of these presents shall require the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers or otherwise in connection with these presents, any other Transaction Document or the Eighth Issuer Notes (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

      (z) REPORTS BY NOTE TRUSTEE TO NOTEHOLDERS: if required by Trust Indenture Act Section 313(a), within 60 days after 31st December of any year, commencing 31st December 2003 following the date of this Deed, the Note Trustee shall deliver to each Noteholder a brief report dated as of such 31st December that complies with Trust Indenture Act Section 313(a). The Note Trustee also shall comply with Trust Indenture Act Section 313(b), (c) and (d). Reports delivered pursuant to this Clause 15(z) shall be sent as provided in Clause 24;

      (aa) PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE EIGHTH ISSUER: the Note Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act
             Section 311(b). A Note Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein. The provisions of Trust Indenture Act
             Section 311 shall apply to the Eighth Issuer as the obligor of the Eighth Issuer Notes;

      (bb) RESPONSIBILITY FOR REPORTS ETC: the Note Trustee has no responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents, Officers' Certificate and Opinions of Counsel delivered to the Note Trustee in accordance with Clause 13(t), or (dd) or (ee) or Clause 27, and is under no obligation to inform Noteholders of the contents of any such reports, information, documents, Officers' Certificate and Opinions of Counsel, other than allowing Noteholders upon reasonable notice, to inspect such reports, information, documents, Officers' Certificate and Opinions of Counsel;

      (cc) EXPERTS REPORTS AND CERTIFICATES: any advice, opinion, certificate or report of the Auditors or any person referred to in Clause 15(a) called for by or provided to the Note Trustee whether or not addressed to the Note Trustee in accordance with or for the purposes of these presents may be relied on upon by the Note Trustee as sufficient evidence of the facts stated therein notwithstanding that such advice, opinion, certificate or report and/or any engagement letter or other document entered into by the Note Trustee in connection therewith contains a monetary or other limit on the liability of the Auditors or such person in respect thereof; and

      (dd) LIMITATION OF LIABILITY: subject to Clause 16 and save as required for the purposes of the Trust Indenture Act, the Note Trustee shall not be responsible for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any other documents entered into in connection therewith or any other document or any obligation or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted thereby or pursuant thereto, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decisions of any court and (without prejudice to the generality of the foregoing) the Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

             (i) the nature, status, creditworthiness or solvency of the Eighth Issuer or Funding or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to the Eighth Issuer;

             (ii) the execution, delivery, legality, validity, adequacy, admissibility in evidence or enforceability of any Transaction Document or any other document entered into in connection therewith;

             (iii) the title, ownership, value, sufficiency or existence of any
                   Eighth Issuer Charged Property or the security relating thereto;

             (iv) the registration, filing, protection or perfection of any security relating to the Eighth Issuer Charged Property or the priority of the security thereby created whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

             (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of the Eighth Issuer or Funding or any other person or entity who has at any time provided the same in any Transaction Document or in any document entered into in connection therewith;

             (vi) the performance or observance by the Eighth Issuer or Funding or any other person of any provisions of any
                   Transaction Document or any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event howsoever described contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

             (vii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Eighth Issuer Charged Property or Transaction Document;

             (viii)the title of the Eighth Issuer  to any Eighth Issuer Charged
                   Property;

             (ix) the suitability, adequacy or sufficiency of any applicable criteria for any advances under the Eighth Issuer
                   Intercompany Loan Agreement or the legality or recoverability or enforceability thereof or the priority of the security in relation thereto;

             (x) the failure by the Eighth Issuer to obtain or comply with any licence, consent or other authority in connection with the Eighth Issuer Charged Property or the Transaction Documents or the making of any advances in connection therewith or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any of the Eighth Issuer Charged Property or the Transaction Documents or other documents entered into in connection therewith;

             (xi) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, standard securities, charges or other further assurances in relation to any of the assets that are the subject matter of any of the Transaction Documents or any other document;

             (xii) any assets comprised  in  the security created by the Eighth
                   Issuer Deed of Charge, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of other parties to the Transaction Documents, clearing organisations or their operators or by intermediaries such as banks, brokers, depositories, warehousemen or other similar persons whether or not on behalf of the Note Trustee;

             (xiii)any  accounts,  books,  records  or  files maintained by the
                   Eighth Issuer or any other person in respect of any of the Eighth Issuer Charged Property or Transaction Documents; or

             (xiv) any  other  matter  or  thing  relating  to  or  in  any way connected with any Eighth Issuer Charged Property or Transaction Document or any document entered into in connection therewith whether or not similar to the foregoing.

16.   NOTE TRUSTEE'S LIABILITY

      None of the provisions of these presents shall, in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee of these presents, having regard to the provisions of these presents and any of the other Transaction Documents to which the Note Trustee is a party conferring on the Note Trustee any powers, authorities or discretions, relieve or indemnify the Note Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any wilful default, wilful misconduct, breach of duty, negligence or breach of trust of which it may be guilty in relation to its duties under these presents.

17.   NOTE TRUSTEE CONTRACTING WITH THE EIGHTH ISSUER

      Neither the Note Trustee nor any director or officer or holding company or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

      (a) entering into or being interested in any contract or financial or other transaction or arrangement with the Eighth Issuer or any other party to the Transaction Documents or any person or body corporate associated with the Eighth Issuer or any other party to the Transaction Documents (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Eighth Issuer Notes or any other notes, bonds, stocks, shares, debenture stock, debentures or other securities of, the Eighth Issuer or any other party to the Transaction Documents or any person or body corporate associated as aforesaid); or

      (b) accepting or holding the trusteeship of any other trust deed constituting or securing any other notes issued by or relating to the Eighth Issuer or any other party to the Transaction Documents or any such person or body corporate so associated or any other office of profit under the Eighth Issuer or any other party to the Transaction Documents or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Noteholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Noteholders and shall not be responsible for any liability occasioned to the Noteholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

      Where any holding company, subsidiary or associated company of the Note Trustee or any director or officer of the Note Trustee acting other than in such capacity as director or officer has any information, the Note Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have express notice pursuant to this Deed of such information, shall not be responsible for any loss suffered by Noteholders resulting from the Note Trustee's failing to take such information into account in acting or refraining from acting under or in relation to these presents.

18.   WAIVER, AUTHORISATION AND DETERMINATION

18.1 The Note Trustee may, without the consent or sanction of the Noteholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time but only if and in so far as in its opinion the interests of the Noteholders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Eighth Issuer or any other party thereto of any of the covenants or provisions contained in these presents or any of the other Transaction Documents or determine that any Note Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the Note Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under Condition 9 or 10 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding on the Noteholders and, if, but only if, the Note Trustee shall so require, shall be notified by the Eighth Issuer to the Noteholders in accordance with Condition 14 as soon as practicable thereafter. The provisions of this Clause 18.1 shall be in lieu of section 316(a)(1)(B) of the Trust Indenture Act and section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Deed and the Eighth Issuer Notes, as permitted by the Trust Indenture Act.

18.2  MODIFICATION

      (a) The Note Trustee may without the consent or sanction of the Noteholders at any time and from time to time concur with the Eighth Issuer in making any modification (except a Basic Terms Modification (as defined in paragraph 5 of Schedule 4 hereto))
             (i) to these presents or any of the other Transaction Documents which in the opinion of the Note Trustee it may be proper to make PROVIDED THAT the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders or (ii) to these presents or any of the other Transaction Documents if in the opinion of the Note Trustee such modification is of a formal, minor or technical nature or to correct a manifest or proven error. Any such modification may be made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Eighth Issuer to the Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

      (b) So long as any of the Eighth Issuer Notes are rated by the Rating Agencies, the Eighth Issuer shall notify the Rating Agencies in writing as soon as reasonably practicable thereafter of any modification to the provisions of these presents, the Eighth Issuer Notes or any of the other Transaction Documents. The Note Trustee may also agree, without the consent of the Noteholders, to a change of the laws governing the Eighth Issuer Notes and/or the Transaction Documents PROVIDED THAT such change would not, in the opinion of the Note Trustee, be materially prejudicial to the interests of the Noteholders.

18.3  BREACH

      Any breach of or failure to comply with any such terms and conditions as are referred to in Clauses 18.1 and 18.2 of this Clause shall constitute a default by the Eighth Issuer in the performance or observance of a covenant or provision binding on it under or pursuant to these presents.

19.   ENTITLEMENT TO TREAT NOTEHOLDER AS ABSOLUTE OWNER

      The Eighth Issuer, the Note Trustee, the Paying Agents, the Transfer Agent and the Registrar may (to the fullest extent permitted by applicable laws) deem and treat the registered holder of any Eighth Issuer Note or of a particular principal amount of the Eighth Issuer Notes as the absolute owner of such Eighth Issuer Note or principal amount, as the case may be, for all purposes (whether or not such Eighth Issuer Note or principal amount shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon), and the Eighth Issuer, the Note Trustee, the Paying Agents, the Transfer Agent and the Registrar shall not be affected by any notice to the contrary. All payments made to any such registered holder of a Definitive Eighth Issuer Note or Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable in respect of such Eighth Issuer Note or principal amount, as the case may be.

20.   CURRENCY INDEMNITY

      The Eighth Issuer shall indemnify the Note Trustee, every appointee of the Note Trustee and the Noteholders and keep them indemnified against:

      (a) any liability incurred by any of them arising from the non-payment by the Eighth Issuer of any amount due to the Note Trustee or the Noteholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Eighth Issuer; and

      (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Eighth Issuer and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

      The above indemnity shall constitute an obligation of the Eighth Issuer separate and independent from its obligations under the other provisions of these presents and the Eighth Issuer Notes and shall apply irrespective of any indulgence granted by the Note Trustee or the Noteholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Eighth Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Noteholders and no proof or evidence of any actual loss shall be required by the Eighth Issuer or its liquidator or liquidators.

21.   ELIGIBILITY AND DISQUALIFICATION; NEW NOTE TRUSTEE

21.1  ELIGIBILITY AND DISQUALIFICATION

      This Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under Trust Indenture Act Sections 310(a)(1) and 310(a)(2). The Note Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any "conflicting interest" within the meaning of Trust Indenture Act Section 310(b), the Note Trustee and the Eighth Issuer shall comply with the provisions of Trust Indenture Act Section 310(b); provided, however, that there shall be excluded from the operation of Trust Indenture Act Section 310(b)(1) any deed or deeds under which other securities or certificates of interest or participation in other securities of the Eighth Issuer are outstanding if the requirements for such exclusion set forth in Trust Indenture Act Section 310(b)(1) are met. If at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this Clause 21.1, the Note Trustee shall resign promptly in the manner and with the effect specified in Clause 22.

21.2  NEW NOTE TRUSTEE

      (a) Subject to paragraph (b) below the power to appoint a new trustee of these presents shall be vested in the Eighth Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders and the Class M Noteholders. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Eighth Issuer to the Principal Paying Agent, the Transfer Agent, the Registrar, the Noteholders and the Rating Agencies.

      (b) Any new trustee must (i) meet the requirements of section 26(a)(1) of the US Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the US Securities Act of 1933, as amended) of the Eighth Issuer or of any person involved in the organisation or operation of the Eighth Issuer; (iii) not offer or provide credit or credit enhancement to the Eighth Issuer; and
             (iv) execute an agreement or instrument concerning the Eighth Issuer Notes containing provisions to the effect set forth in section 26(a)(3) of the US Investment Company Act of 1940.

21.3  SEPARATE AND CO-TRUSTEES

      Notwithstanding the provisions of Clause 21.2 Above, the Note Trustee may, upon giving prior notice to the Eighth Issuer (but without requiring the consent of the Eighth Issuer or the

      Noteholders),  appoint  any  person   established   or  resident  in  any
      jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee:

      (a) if the Note Trustee considers such appointment to be in the interests of the Noteholders;

      (b)    for   the  purposes  of  conforming  to  any  legal  requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

      (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or any of the other Transaction Documents against the Eighth Issuer or any other party thereto.

      The Eighth Issuer irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Note Trustee.

22.   NOTE TRUSTEE'S RETIREMENT AND REMOVAL

      A trustee of this Deed may retire at any time on giving not less than three months' prior written notice to the Eighth Issuer without giving any reason and without being responsible for any costs incurred by reason of such retirement. The Noteholders may by Extraordinary Resolution of each class of Noteholders remove any trustee or trustees for the time being of these presents. The Eighth Issuer undertakes that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution of each class of Noteholders it will use its best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If a successor trustee being a trust corporation has not been appointed within two months after the date of the notice of retirement of the Note Trustee, then the retiring Note Trustee may appoint its own successor trustee being a trust corporation.

23.   NOTE TRUSTEE'S POWERS TO BE ADDITIONAL

      The powers conferred upon the Note Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Eighth Issuer Notes.

24.   NOTICES

24.1 Any notice or demand to the Eighth Issuer or the Note Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas) or facsimile transmission or by delivering it by hand to:

      (a)    Eighth Issuer:

             Holmes Financing (No. 8) PLC
             c/o Abbey House (AAM 126)
             201 Grafton Gate East
             Milton Keynes MK9 1AN

             For the attention of: Securitisation Team, Customer Risk and Decisioning

             Facsimile: (44) 1908 343 019

      (b)    Note Trustee:

             [The Bank of New York
             One Canada Square
             London
             E14 5AL]

             For the attention of: [Global Structured Finance - Corporate Trust]

             Facsimile: [(44) 20 7964 6061/6399]

      or to such other address or facsimile number as shall have been notified (in accordance with this Clause) to the other party hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served on report of successful transmission.

24.2  COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS

      Noteholders   may   communicate   pursuant   to   Trust   Indenture   Act
      Section 312(b) with other Noteholders with respect to their rights under this Deed or the Eighth Issuer Notes. The Eighth Issuer, the Note Trustee, the Principal Paying Agent, the Registrar and anyone else shall have the protection of Trust Indenture Act Section 312(c).

24.3  NOTICES TO NOTEHOLDERS

      Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail:

      (a) to all Noteholders of Definitive Eighth Issuer Notes, as the names and addresses of such Noteholders appear upon the Register; and

      (b) to such other Noteholders as have, within the two years preceding such transmission, filed their names and addresses with the Note Trustee for that purpose.

25.   RIGHTS OF THIRD PARTIES

      No person who is not a party to this Deed shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

26.   TRUST INDENTURE ACT PREVAILS

      If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the Trust Indenture Act, the required provision of the Trust Indenture Act shall prevail.

27.   CERTIFICATES AND OPINIONS

27.1  CERTIFICATE AND OPINIONS AS TO CONDITIONS PRECEDENT

      Upon any request or application by the Eighth Issuer to the Note Trustee to take any action under this Deed, the Eighth Issuer shall furnish to the Note Trustee:

      (a) an Officers' Certificate (which shall include the statements set forth in Clause 27.2 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Deed relating to the proposed action have been complied with; and

      (b) an Opinion of Counsel (which shall include the statements set forth in Clause 27.2 below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Deed relating to the proposed action have been complied with.

27.2  STATEMENTS REQUIRED IN CERTIFICATE AND OPINION

      Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Deed shall include:

      (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

28.   RELEASE OF COLLATERAL

      Except to the extent expressly provided in this Clause 28, the Note Trustee shall release property from the security constituted by the Eighth Issuer Deed of Charge only upon receipt of a request from the Eighth Issuer accompanied by an Officers' Certificate, an Opinion of Counsel and certificates of independent parties in accordance with Trust Indenture Act Sections 314(c) and 314(d)(1) (INDEPENDENT CERTIFICATES) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the Trust Indenture Act does not require any such Independent Certificates.

      Prior to the release of any property or securities subject to the lien of the Eighth Issuer Deed of Charge, the Eighth Issuer shall, in addition to any obligation imposed in this Clause 28 or elsewhere in this Deed, furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Eighth Issuer of the property or securities to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters.

      Whenever the Eighth Issuer is required to furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in the preceding paragraph, the Eighth Issuer shall also deliver to the Note Trustee an Independent Certificate as to the same matters, if the fair value to the Eighth Issuer of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Eighth Issuer, as set forth in the certificates delivered pursuant to this Clause 28, is 10 per cent. or more of the Principal Amount Outstanding of the Eighth Issuer Notes, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Eighth Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one per cent. of the Principal Amount Outstanding of the Eighth Issuer Notes.

      Whenever any property is to be released from the security constituted by the Eighth Issuer Deed of Charge, the Eighth Issuer shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate that in the opinion of such person the proposed release will not impair the security under this Deed in contravention of the provisions hereof.

      Notwithstanding anything to the contrary contained herein, the Eighth Issuer may (a) make cash payments out of the Eighth Issuer Accounts relating to the Eighth Issuer Notes as and to the extent permitted or required by the Transaction Documents and (b) take any other action not inconsistent with the Trust Indenture Act.

29.    GOVERNING LAW

      These presents and the Eighth Issuer Notes are governed by, and shall be construed in accordance with, English law.

30.    COUNTERPARTS

      This Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.

IN WITNESS WHEREOF this Deed has been executed as a deed by the Eighth Issuer and the Note Trustee and delivered on the date first stated on page 1.

                                  SIGNATORIES


THE EIGHTH ISSUER

EXECUTED and DELIVERED as a DEED by   )
HOLMES FINANCING (NO. 8) PLC          )
acting by two directors/a             )
director and the secretary            )

Director

Director/Secretary



THE NOTE TRUSTEE

EXECUTED and DELIVERED as a DEED by   )
THE BANK OF NEW YORK,                 )
LONDON BRANCH                         )
acting by its attorney                )
in the presence of:                   )

Witness:

Name:

Address:

                                  SCHEDULE 1

                      FORMS OF GLOBAL EIGHTH ISSUER NOTES

                                    PART 1A

                  SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE



                                  NOTE NO. 1

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE

                              representing up to

   [US$500,000,000] SERIES 1 CLASS A  FLOATING RATE EIGHTH ISSUER NOTES DUE
                            [APRIL 2005]

     (Initial aggregate principal amount of Series 1 Class A Global Notes:
                        [US$1,850,000,000])

This Series 1 Class A Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Eighth Issuer Notes of HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [five hundred million US dollars (US$500,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$500,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [five hundred million US dollars (US$500,000,000)]) on the Interest Payment Date falling in [April 2005] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:
..................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date     Interest     Premium     Principal     Remaining principal amount of this    Notation made on
made     paid         paid        paid          Global Eighth Issuer Note             behalf of the Eighth
                                                following such payment                Issuer


           US$          US$         US$                  US$
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________
______   ______      ________    _______       _________________________               _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                  PART 1B

                  SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE

                                  NOTE NO. 2

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE

                              representing up to

[US$500,000,000] SERIES 1 CLASS A  FLOATING RATE EIGHTH ISSUER NOTES DUE [APRIL
                                     2005]

     (Initial aggregate principal amount of Series 1 Class A Global Notes:
                              [US$1,850,000,000])

This Series 1 Class A Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Eighth Issuer Notes of HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [five hundred million US dollars (US$500,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$500,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [five hundred million US dollars (US$500,000,000)]) on the Interest Payment Date falling in [April 2005] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:
......................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

......................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:



Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________



                                  PART 1C

                  SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE

                                  NOTE NO. 3

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE

                              representing up to

[US$500,000,000] SERIES 1 CLASS A  FLOATING RATE EIGHTH ISSUER NOTES DUE [APRIL
                                     2005]

     (Initial aggregate principal amount of Series 1 Class A Global Notes:
                              [US$1,850,000,000])

This Series 1 Class A Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Eighth Issuer Notes of HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [five hundred million US dollars (US$500,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$500,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [five hundred million US dollars (US$500,000,000)]) on the Interest Payment Date falling in [April 2005] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts

      (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:
.......................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.......................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                     PART 1D

                   SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE

                                   NOTE NO. 4

                          HOLMES FINANCING (NO. 8) PLC

         (Incorporated with limited liability in England with registered number [{circle}])

                   SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE

                               representing up to

          [US$350,000,000] SERIES 1 CLASS A FLOATING RATE EIGHTH ISSUER
                             NOTES DUE [APRIL 2004]

      (Initial aggregate principal amount of Series 1 Class A Global Notes:
                               [US$1,850,000,000])

This Series 1 Class A Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Eighth Issuer Notes of HOLMES FINANCING (NO.8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [three hundred and fifty million US dollars (US$350,000,000)] and governed by an Eighth Issuer Trust Deed dated {circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and [The Bank of New York], as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated {circle} April, 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$350,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [three hundred and fifty million US dollars (US$350,000,000)]) on the Interest Payment Date falling in [April 2005] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE  EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on
      Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This  Global   Eighth  Issuer  Note  shall  not  be  or become  valid  or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN  WITNESS  WHEREOF the  Eighth Issuer has caused this Global   Eighth  Issuer
Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:
.................................................................................

(Duly authorised)

Issued in London, England on {circle} April, 2004.

CERTIFICATE OF AUTHENTICATION

This Global  Eighth Issuer Note is duly authenticated

without recourse, warranty or liability.

.................................................................................

Duly authorised

for and on behalf of

[JPMORGAN CHASE BANK, LONDON BRANCH]
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global  Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive   Eighth  Issuer Notes and purchases and
cancellations of a part of this Global  Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 2

                  SERIES 1 CLASS B GLOBAL EIGHTH ISSUER NOTE

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 1 CLASS B GLOBAL EIGHTH ISSUER NOTE

                              representing up to

 [US$62,900,000] SERIES 1 CLASS B  FLOATING RATE EIGHTH
                         ISSUER NOTES DUE [JULY 2040]

This Series 1 Class B Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class B Eighth Issuer Notes of HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [sixty two million nine hundred thousand US dollars (US$62,900,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and [The Bank of New York], as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated {circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$62,900,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [sixty two million, nine hundred thousand US dollars (US$62,900,000)]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 3

                  SERIES 1 CLASS C GLOBAL EIGHTH ISSUER NOTE

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 1 CLASS M GLOBAL EIGHTH ISSUER NOTE

                              representing up to

 [US$107,300,000] SERIES 1 CLASS C FLOATING RATE EIGHTH
                         ISSUER NOTES DUE [JULY 2040]

This Series 1 Class C Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 1 Class C Eighth Issuer Notes of HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [one hundred and seven million and three hundred thousand dollars (US$107,300,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$107,300,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [one hundred and seven million and three hundred thousand US dollars (US$107,300,000)] on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   ......................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................

Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 4A

                  SERIES 2 CLASS A GLOBAL EIGHTH ISSUER NOTE

                                  NOTE NO. 1

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 492222)

                  SERIES 2 CLASS A GLOBAL EIGHTH ISSUER NOTE

                              representing up to

   [US$500,000,000] SERIES 2 CLASS A  FLOATING RATE EIGHTH ISSUER NOTES DUE
                        APRIL [2011]

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                       [US$1,500,000,000])

This Series 2 Class A Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Eighth Issuer Notes of HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [five hundred million US dollars (US$500,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$500,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [five hundred million US dollars (US$500,000,000)] on the Interest Payment Date falling in [April 2011] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 4B

                  SERIES 2 CLASS A GLOBAL EIGHTH ISSUER NOTE

                                  NOTE NO. 2

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 2 CLASS A GLOBAL EIGHTH ISSUER NOTE

                              representing up to

   [US$500,000,000] SERIES 2 CLASS A  FLOATING RATE EIGHTH ISSUER NOTES DUE
                            [APRIL 2011]

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                       [US$1,500,000,000])

This Series 2 Class A Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [five hundred million US dollars (US$500,000,000)] and governed by an Eighth Issuer Trust Deed dated {circle} April, 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and [The Bank of New York], as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$500,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [fifty million US dollars (US$500,000,000)] on the Interest Payment Date falling in [January 2011] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust
      Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   .........................................
      (Duly authorised)

Issued     in    London,    England    on    [{circle}    April],
2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                PART 4C

                  SERIES 2 CLASS A GLOBAL EIGHTH ISSUER NOTE

                                  NOTE NO. 3

                         HOLMES FINANCING (NO. 8) PLC

        (Incorporated with limited liability in England with registered number [4992222])

                  SERIES 2 CLASS A GLOBAL EIGHTH ISSUER NOTE

                              representing up to

   [US$250,000,000] SERIES 2 CLASS A  FLOATING RATE EIGHTH ISSUER NOTES DUE
                            [APRIL 2011]

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                       [US$1,500,000,000])

This Series 2 Class A Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [five hundred million US dollars (US$500,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle}], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and [The Bank of New York], as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$500,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [five hundred million US dollars (US$500,000,000)] on the Interest Payment Date falling in [April 2011] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
[JPMORGAN CHASE BANK, LONDON BRANCH]
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 5

                  SERIES 2 CLASS B GLOBAL EIGHTH ISSUER NOTE

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 2 CLASS B GLOBAL EIGHTH ISSUER NOTE

                              representing up to

 [US$51,000,000] SERIES 2 CLASS B FLOATING RATE EIGHTH ISSUER NOTES
                                DUE [JULY 2040]

This Series 2 Class B Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 2 Class B Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [fifty one million US dollars (US$51,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$51,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [fifty one million US dollars (US$51,000,000)] on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated

without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 6

                  SERIES 2 CLASS C GLOBAL EIGHTH ISSUER NOTE

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

             SERIES 2 CLASS C GLOBAL EIGHTH ISSUER NOTE

                              representing up to

 [US$87,000,000] SERIES 2 CLASS C FLOATING RATE EIGHTH ISSUER NOTES
                                DUE [JULY 2040]

This Series 2 Class C Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 2 Class C Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [eighty seven million US dollars (US$87,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$87,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [eighty seven million US dollars (US$87,000,000)] on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated

without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 7

                  SERIES 4 CLASS A1 GLOBAL EIGHTH ISSUER NOTE

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

       SERIES 4 CLASS A2 GLOBAL EIGHTH ISSUER NOTE

                              representing up to

 [US$500,000,000] SERIES 4 CLASS A2 FLOATING RATE EIGHTH ISSUER
                             NOTES DUE [JULY 2040]

This Series 4 Class A2 Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 4 Class A2 Eighth Issuer Notes of HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [five hundred million US dollars (US$500,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and [The Bank of New York], as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated {circle} April, 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [US$500,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [five hundred million US dollars (US$500,000,000)] on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of this Global Eighth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             US$         US$          US$                     US$
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   US$                         US$                             US$
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 8

                  SERIES 3 CLASS A GLOBAL EIGHTH ISSUER NOTE

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

             SERIES 3 CLASS A GLOBAL EIGHTH ISSUER NOTE

                              representing up to

 [E990,000,000] SERIES 3 CLASS A FLOATING RATE EIGHTH ISSUER NOTES
                          DUE [APRIL 2020]

This Series 3 Class A Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 3 Class A Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [nine hundred and ninety million euros (e990,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004, (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and [The Bank of New York], as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions Schedule and the Eighth Issuer Master Definitions Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [e990,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

     Chase Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [nine hundred and ninety million euros (e990,000,000)]) on the Interest Payment Date falling in [April 2020] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of e500,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes this Global Eighth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:   .......................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

           e            e           e             e
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   e                            e                               e
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 9

                  SERIES 3 CLASS B GLOBAL EIGHTH ISSUER NOTE

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 3 CLASS B GLOBAL EIGHTH ISSUER NOTE

                              representing up to

[E34,000,000] SERIES 3 CLASS B FLOATING RATE EIGHTH ISSUER NOTES DUE
                                  [JULY 2040]

This Series 3 Class B Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 3 Class B Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [thirty four million euros (e34,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions Schedule and the Eighth Issuer Master Definitions Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [e34,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

     Chase Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [thirty four million euros (e34,000,000)]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of e500,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than| 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes this Global Eighth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO. 8) PLC

By:    .......................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH

as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

             e             e           e                     e
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                   e                             e                               e
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                     PART 10

                   SERIES 3 CLASS C GLOBAL EIGHTH ISSUER NOTE

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

       SERIES 3 CLASS C GLOBAL EIGHTH ISSUER NOTE

                              representing up to

[E57,500,000] SERIES 3 CLASS C FLOATING RATE EIGHTH ISSUER NOTES DUE
                                  [JULY 2040]

This Series 3 Class C Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 3 Class C Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [fifty seven million five hundred thousand euros (e57,500,000)] and governed by an Eighth Issuer Trust Deed dated[{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and [The Bank of New York], as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [e29,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

     Chase Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [twenty nine million euros (e29,000,000)]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of [e500,000] each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO.8) PLC

By:    .......................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

              e             e          e                     e
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

                    e                            e                              e
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 11

            SERIES 4 CLASS A1 GLOBAL EIGHTH ISSUER NOTE

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

            SERIES 4 CLASS A1 GLOBAL EIGHTH ISSUER NOTE

                              representing up to

[{pound-sterling}500,000,000] SERIES 4 CLASS A1 FLOATING
                   RATE EIGHTH ISSUER NOTES DUE [JULY 2040]

This Series 4 Class A1 Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 4 Class A1 Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [five hundred million pounds sterling ({pound-sterling}500,000,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [{pound-sterling}500,000,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

     Chase Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [five hundred million pounds sterling ({pound-sterling}500,000,000)]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}te anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of {pound-sterling}10,000 or {pound-sterling}100,000 each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and /or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO.8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

         {pound-        {pound-     {pound-       {pound-
          sterling}     sterling}   sterling}     sterling}
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

              {pound-sterling}             {pound-sterling}            {pound-sterling}
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                    PART 12

                  SERIES 4 CLASS B GLOBAL EIGHTH ISSUER NOTE

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

                  SERIES 4 CLASS B GLOBAL EIGHTH ISSUER NOTE

                              representing up to

   [{pound-sterling}26,300,000] SERIES 4 CLASS B FLOATING RATE
                      EIGHTH ISSUER NOTES DUE [JULY 2040]

This Series 4 Class B Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 4 Class B Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [twenty six million three hundred thousand pounds ({pound-sterling}26,300,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004, and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [{pound-sterling}26,300,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

     Chase Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof twenty six million three hundred thousand pounds ({pound-sterling}26,300,000)]) on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

1.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of [{pound-sterling}10,000 or {pound-sterling}100,000] each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and /or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO.8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

........................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

         {pound-        {pound-     {pound-       {pound-
          sterling}     sterling}   sterling}     sterling}
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

              {pound-sterling}             {pound-sterling}            {pound-sterling}
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                     PART 13

                  SERIES 4 CLASS C GLOBAL EIGHTH ISSUER NOTE

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO.8) PLC

(Incorporated with limited liability in England with registered number 4992222)

             SERIES 4 CLASS C GLOBAL EIGHTH ISSUER NOTE

                              representing up to

   [{pound-sterling}44,800,000] SERIES 4 CLASS C FLOATING RATE
                      EIGHTH ISSUER NOTES DUE [JULY 2040]

This Series 4 Class C Eighth Issuer Note is a Global Eighth Issuer Note without principal or interest coupons in respect of a duly authorised issue of Series 4 Class C Eighth Issuer Notes of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER), designated as specified in the title hereof (the EIGHTH ISSUER NOTES), limited to the aggregate principal amount of up to [forty four million eight hundred thousand pounds ({pound-sterling}44,800,000)] and governed by an Eighth Issuer Trust Deed dated [{circle} April], 2004 (the EIGHTH ISSUER TRUST DEED) between the Eighth Issuer and The Bank of New York, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Eighth Issuer Trust Deed. Terms not defined herein have the meanings ascribed to them in the Amended and Restated Master Definitions and Construction Schedule and the Eighth Issuer Master Definitions and Construction Schedule, both dated [{circle} April], 2004 and signed for the purposes of identification by Allen & Overy and Slaughter and May, and the Eighth Issuer Trust Deed. The aggregate principal amount from time to time of this Global Eighth Issuer Note shall be that amount not exceeding [{pound-sterling}44,800,000] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

     Chase Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the above-mentioned registered Global Eighth Issuer Note. This Global Eighth Issuer Note is evidence of entitlement only. Title to the Global Eighth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Eighth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Eighth Issuer Note the Eighth Issuer promises to pay to the registered holder hereof the principal amount of this Global Eighth Issuer Note (being at the date hereof [forty four million eight hundred thousand pounds ({pound-sterling}44,800,000)] on the Interest Payment Date falling in [July 2040] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Eighth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Eighth Issuer Note at the rates determined in accordance with the Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Eighth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE EIGHTH ISSUER NOTES AND PURCHASES

      This Global Eighth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Eighth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Eighth Issuer Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the relevant Eighth Issuer Notes in definitive registered form. Thereupon the holder of this Global Eighth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s)) may give notice to the Eighth Issuer, and the Eighth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Eighth Issuer Note for Definitive Eighth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Eighth Issuer Note shall surrender this Global Eighth Issuer Note to or to the order of the Registrar. In exchange for this Global Eighth Issuer Note the Eighth Issuer will deliver, or procure the delivery of, Definitive Eighth Issuer Notes in registered form in denominations of [{pound-sterling}10,000 or {pound-sterling}100,000] each or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Eighth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Eighth Issuer Note in accordance with the Eighth Issuer Trust Deed, the Conditions and the Eighth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Eighth Issuer Note for Definitive Eighth Issuer Notes, this Global Eighth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Eighth Issuer Note requests, returned to it together with any relevant Definitive Eighth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Eighth Issuer Note has been extinguished, this Global Eighth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge. Payments of principal, premium (if any) and interest in respect of Eighth Issuer Notes represented by this Global Eighth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal, premium or interest on this Global Eighth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Eighth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Eighth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Eighth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and /or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Eighth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

6.    GOVERNING LAW

      This Global Eighth Issuer Note is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the Eighth Issuer has caused this Global Eighth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

HOLMES FINANCING (NO.8) PLC

By:   .........................................
      (Duly authorised)

Issued in London, England on [{circle} April], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................................................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                                 THE SCHEDULE

                                    PART 1

                  PAYMENTS OF PRINCIPAL, PREMIUM AND INTEREST

The following payments on this Global Eighth Issuer Note have been made:

Date      Interest      Premium     Principal     Remaining principal amount of      Notation made on
made      paid          paid        paid          this Global Eighth Issuer Note     behalf of the Eighth
                                                  following such payment             Issuer

         {pound-        {pound-     {pound-       {pound-
          sterling}     sterling}   sterling}     sterling}
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________
______    ________      ________    _______       _________________________          _____________


                                    PART 2

                    EXCHANGES, PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Eighth Issuer Notes and purchases and cancellations of a part of this Global Eighth Issuer Note have been made:

Date made     Part of principal amount     Part of principal amount    Aggregate principal amount      Notation made
              exchanged for Definitive     purchased and cancelled     following such exchange,        on behalf of
              Eighth Issuer Notes                                      purchase or cancellation        the Eighth
                                                                                                       Issuer

              {pound-sterling}             {pound-sterling}            {pound-sterling}
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________
____________  ____________                 _____________               ____________________            ___________


                                  SCHEDULE 2

                    FORMS OF DEFINITIVE EIGHTH ISSUER NOTES

                                    PART 1

                SERIES 1 CLASS A DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
      1,000/10,000/100,000    ISIN: [{circle}]    [SERIES]    [SERIAL NO.]
-------------------------------------------------------------------------------

                          HOLMES FINANCING (NO.8) PLC

(Incorporated with limited liability in England with registered number 4992222)

  [US$ 1,850,000,000] SERIES 1 CLASS A ASSET BACKED FLOATING RATE
                EIGHTH ISSUER NOTES DUE [APRIL 2005]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of US$ ( US dollars) and is/are entitled on the Interest Payment Date falling in [{circle}] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                            US$        (         US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 1 Class A Eighth Issuer Note at rates determined in accordance with the said Conditions payable monthly or quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ............................
                                                    Director

                                                By: ............................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

..............................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS



[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

US$......................... principal amount of this Eighth Issuer Note and all
rights    hereunder,    hereby    irrevocably    constituting   and   appointing
.........................  as attorney to transfer such principal  amount of this
Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

Signature(s)................................



Date:...........................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 2

                SERIES 1 CLASS B DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 1,000/10,000/100,000        ISIN: [{circle}]       [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

 [US$62,900,000] SERIES 1 CLASS B ASSET BACKED FLOATING RATE EIGHTH
                         ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated 7th April, 2004 made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of US$ (
        US dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                           US$       (       US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 1 Class B Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent.

                               (REVERSE OF NOTE)

                                THE CONDITIONS


[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

US$..............................principal amount of this Eighth Issuer Note and
all  rights   hereunder,   hereby   irrevocably   constituting   and  appointing
..................................  as attorney to transfer such principal amount of this Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

Signature(s) ................................



Date: ............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 3

           SERIES 1 CLASS C DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 1,000/10,000/100,000        ISIN: [{circle}]       [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

[US$107,300,000] SERIES 1 CLASS C ASSET BACKED FLOATING RATE EIGHTH
                         ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of US$
(                 US  dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                          US$       (       US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 1 Class C Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ............................
                                                    Director

                                                By: ............................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS



[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

US$.........................principal  amount of this Eighth Issuer Note and all
rights    hereunder,    hereby    irrevocably    constituting   and   appointing
..................................  as attorney to transfer such principal amount of this Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

Signature(s).....................


Date:......................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 4

                SERIES 2 CLASS A DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 1,000/10,000/100,000        ISIN: [{circle}]       [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

   [US$1,500,000,000] SERIES 2 CLASS A ASSET BACKED FLOATING RATE
                EIGHTH ISSUER NOTES DUE [APRIL 2011]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated {circle}, 2003 made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of
US$ (               US  dollars)  and  is/are  entitled on the Interest Payment
Date falling in [{circle}] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                           US$         (        US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 2 Class A Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS



[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

US$........................principal  amount of this Eighth  Issuer Note and all
rights    hereunder,    hereby    irrevocably    constituting   and   appointing
...............................  as attorney to transfer such principal amount of this Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

Signature(s).....................


Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 5

                SERIES 2 CLASS B DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 1,000/10,000/100,000        ISIN: [{circle}]       [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

  [US$45,900,000]  SERIES 2 CLASS B ASSET BACKED FLOATING RATE EIGHTH ISSUER
                             NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of US$ ( US dollars) and is/are entitled on the Interest Payment Date falling in July 2040 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                           US$        (        US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 2 Class B Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated


CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS



[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

US$78,300  principal amount of this Eighth Issuer Note and all rights hereunder, hereby  irrevocably  constituting and appointing  ..........................  as attorney to transfer such principal amount of this Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

Signature(s).....................



Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 6

           SERIES 2 CLASS C DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 1,000/10,000/100,000        ISIN: [{circle}]       [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

[US$87,000,000]  SERIES 2 CLASS C ASSET BACKED FLOATING RATE EIGHTH
                         ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth
Issuer Notes, such Eighth Issuer Note being in the denomination of US$ (     US
dollars) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                          US$        (       US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 2 Class C Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS



[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

US$......................principal
amount  of this Eighth Issuer Note and all rights hereunder, hereby irrevocably
constituting                           and                           appointing
..........................................................   as   attorney    to
transfer such principal amount of this Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

Signature(s).....................



Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 7

                SERIES 3 CLASS A DEFINITIVE EIGHTH ISSUER NOTE


-------------------------------------------------------------------------------
   1,000/10,000/100,000        ISIN: [{circle}]       [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------


                         HOLMES FINANCING (NO. 8) PLC

   (Incorporated with limited liability in England with registered number *)

[US$500,000,000] SERIES 4 CLASS A2 ASSET BACKED FLOATING RATE
                      EIGHTH ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of
US$ (                  US dollars) and is/are entitled  on the Interest Payment
Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                            US$      (       US dollars)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 3 Class A Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS



[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

US$...................principal amount of this Eighth Issuer Note and all rights hereunder,  hereby irrevocably constituting and appointing  ....................
as attorney to transfer such principal amount of this Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

Signature(s).....................



Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 8

                SERIES 3 CLASS A DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 1,000/10,000/100,000        ISIN: [{circle}]       [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

 [E990,000,000] SERIES 3 CLASS A ASSET BACKED FLOATING RATE EIGHTH
              ISSUER NOTES DUE [APRIL 2020]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated 7th April, 2004 made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and [THE BANK OF NEW YORK], as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of e500,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of e ( euro) and is/are entitled on the Interest Payment Date falling in [April 2020] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:
                                  e       (        euro)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 3 Class A Eighth
Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

e.................... principal amount of this Eighth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing  .....................
as attorney to transfer such principal amount of this Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

                                                Signature(s)....................

Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 9

                SERIES 3 CLASS B DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 1,000/10,000/100,000        ISIN: [{circle}]       [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

  [E34,000,000] SERIES 3 CLASS B ASSET BACKED FLOATING RATE EIGHTH
                         ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of e500,000, each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of
e(                  euro)  and  is/are  entitled  on  the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                               e      (      euro)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 3 Class B Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                Director

                                                By: ...........................
                                                Director
Dated

CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent
                                       34

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

e.................  principal  amount of this Eighth  Issuer Note and all rights hereunder,  hereby irrevocably constituting and appointing  ....................
as attorney to transfer such principal amount of this Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

                                                Signature(s)....................

Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 10

                SERIES 3 CLASS C DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
   500,000           ISIN: [{circle}]         [SERIES]         [SERIAL NO.]
-------------------------------------------------------------------------------

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 492222)

  [E57,500,000] SERIES 3 CLASS C ASSET BACKED FLOATING RATE EIGHTH
                         ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by an Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of e500,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of e (
      euro) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                           e            (            euro)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 3 Class C Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

...................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

e........................  principal  amount of this Eighth  Issuer Note and all
rights    hereunder,    hereby    irrevocably    constituting   and   appointing
........................  as attorney to transfer such  principal  amount of this
Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

                                                Signature(s)....................

Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 11

          SERIES 4 CLASS A1 DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 10,000/100,000        ISIN: [{circle}]         [SERIES]         [SERIAL NO.]
-------------------------------------------------------------------------------

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          HOLMES FINANCING (NO.8) PLC

(Incorporated with limited liability in England with registered number 4992222)

          [{pound-sterling}500,000,000] SERIES 4 CLASS A2 ASSET BACKED
               FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of {pound-sterling}10,000 or {pound-sterling}100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of {pound-sterling} (
   pounds sterling) and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                {pound-sterling}(                   pounds sterling)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 4 Class A2 Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                   HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{pound-sterling}......................  principal  amount of this Eighth  Issuer
Note and all rights hereunder,  hereby  irrevocably  constituting and appointing
.........................  as attorney to transfer such principal  amount of this
Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

                                                Signature(s)....................

Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 12

                SERIES 4 CLASS B DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
 500,000            ISIN: [{circle}]            [SERIES]          [SERIAL NO.]
-------------------------------------------------------------------------------

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

   [{pound-sterling}26,300,000] SERIES 4 CLASS B ASSET BACKED
               FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of {pound-sterling}10,000 or {pound-sterling}100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of {pound-sterling}( pounds sterling) and is/are entitled on the Interest Payment
Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                {pound-sterling}      (       pounds sterling)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 4 Class B Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                   HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent.

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

e........................principal  amount of this  Eighth  Issuer  Note and all
rights    hereunder,    hereby    irrevocably    constituting   and   appointing
........................  as attorney to transfer such  principal  amount of this
Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

                                                Signature(s)...................

Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 13

                SERIES 4 CLASS M DEFINITIVE EIGHTH ISSUER NOTE

-------------------------------------------------------------------------------
   500,000            ISIN: [{circle}]           [SERIES]        [SERIAL NO.]
-------------------------------------------------------------------------------

THIS EIGHTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE EIGHTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                         HOLMES FINANCING (NO. 8) PLC

(Incorporated with limited liability in England with registered number 4992222)

[{pound-sterling}44,800,000] SERIES 4 CLASS C ASSET BACKED FLOATING RATE EIGHTH ISSUER NOTES DUE [JULY 2040]

This Eighth Issuer Note forms one of a series of Eighth Issuer Notes governed by a Eighth Issuer Trust Deed (the EIGHTH ISSUER TRUST DEED) dated [7th April, 2004] made between HOLMES FINANCING (NO. 8) PLC (the EIGHTH ISSUER) and THE BANK OF NEW YORK, as trustee for the Noteholders of the Eighth Issuer Notes (the NOTE TRUSTEE) and issued as registered Eighth Issuer Notes in denominations of {pound-sterling}10,000 or {pound-sterling}100,000 each or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Eighth Issuer Notes, such Eighth Issuer Note being in the denomination of
{pound-sterling}  (                     pounds  sterling)
and is/are entitled on the Interest Payment Date falling in [July 2040] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of:

                                   e       (        euro)

together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C) endorsed hereon) of this Series 4 Class C Eighth Issuer Note at rates determined in accordance with the said Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Eighth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Eighth Issuer Note has been executed on behalf of the Eighth Issuer.

                                                   HOLMES FINANCING (NO. 8) PLC

                                                By: ...........................
                                                    Director

                                                By: ...........................
                                                    Director

Dated



CERTIFICATE OF AUTHENTICATION

This Eighth Issuer Note is duly authenticated without recourse, warranty or liability.

....................................
Duly authorised
for and on behalf of
JPMORGAN CHASE BANK, LONDON BRANCH
as Principal Paying Agent

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schdule 3]

               FORM OF TRANSFER OF DEFINITIVE EIGHTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

e....................principal  amount of this Eighth Issuer Note and all rights
hereunder,      hereby      irrevocably      constituting     and     appointing
........................  as attorney to transfer such  principal  amount of this
Eighth Issuer Note in the register maintained by or on behalf of HOLMES FINANCING (NO. 8) PLC with full power of substitution.

                                                Signature(s)....................

Date:.............

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Eighth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                  SCHEDULE 3

               TERMS AND CONDITIONS OF THE OFFERED ISSUER NOTES

The Eighth Issuer Notes, as more fully defined in Condition 16 below, of Holmes Financing (No. 8) PLC (the EIGHTH ISSUER) are constituted by a trust deed (the EIGHTH ISSUER TRUST DEED, which expression includes such trust deed as from time to time modified in accordance with the provisions therein contained and any deed or other document expressed to be supplemental thereto as from time to time so modified) dated on the closing date and made between the Eighth Issuer and The Bank of New York (in such capacity, the NOTE TRUSTEE, which expression includes its successors or any further or other note trustee under the Eighth Issuer Trust Deed) as trustee for the Eighth Issuer Noteholders.

The security for the Eighth Issuer Notes is created pursuant to, and on the terms set out in, a deed of charge dated on or about the Closing Date (the EIGHTH ISSUER DEED OF CHARGE, which expression includes such deed of charge as from time to time modified in accordance with the provisions therein contained and any deed or other document expressed to be supplemental thereto as from time to time so modified) dated on or about the Closing Date and made between, inter alios, the Eighth Issuer and The Bank of New York (in this capacity, the EIGHTH ISSUER SECURITY TRUSTEE, which expression includes its successors or any other security trustee under the Eighth Issuer Deed of Charge).

By a paying agent and agent bank agreement dated on or about the Closing Date (the EIGHTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT, which expression includes such paying agent and agent bank agreement as from time to time modified in accordance with the provisions contained therein and any agreement, deed or other document expressed to be supplemental thereto as from time to time so modified) and made between the Eighth Issuer, the Note Trustee, JPMorgan Chase Bank, London Branch, as principal paying agent in the United Kingdom (the PRINCIPAL PAYING AGENT) and as agent bank (the AGENT BANK), JPMorgan Chase Bank, New York Branch acting through its New York office as paying agent in the United States of America (the US PAYING AGENT together with the Principal Paying Agent and any further or other paying agents for the time being appointed under the Eighth Issuer Paying Agent and Agent Bank Agreement, the PAYING AGENTS) and J.P. Morgan Bank Luxembourg S.A. as registrar (the REGISTRAR) and as transfer agent (the TRANSFER AGENT), provision is made for, inter alia, the payment of principal and interest in respect of the Eighth Issuer Notes. The statements in these Conditions include summaries of, and are subject to, the detailed provisions of the Eighth Issuer Trust Deed, the Eighth Issuer Deed of Charge and the Eighth Issuer Paying Agent and Agent Bank Agreement.

     Copies of the Eighth Issuer Trust Deed, the Eighth Issuer Deed of Charge, an amended and restated master definitions and construction schedule dated on or about the Closing Date and a Eighth Issuer master definitions and construction schedule dated on or about the Closing Date, both signed for identification purposes by Allen & Overy and Slaughter and May (together, the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULES), the Eighth Issuer Paying Agent and Agent Bank Agreement and each of the other Eighth Issuer Transaction Documents are available for inspection at the head office for the time being of (i) the Principal Paying Agent, being at the date hereof Trinity Tower, 9 Thomas More Street, London E1W 9YT and (ii) the US Paying Agent, being at the date hereof 450 West 33rd, New York, NY 10001-2697. The Eighth Issuer Noteholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of, and definitions contained in, the Eighth Issuer Trust Deed, the Eighth Issuer Deed of Charge, the Eighth Issuer Intercompany Loan Agreement, the Funding Deed of Charge, the Eighth Issuer Cash Management Agreement, the Eighth Issuer Paying Agent and Agent Bank Agreement, the Eighth Issuer Swap Agreements and the other Eighth Issuer Transaction Documents.

Capitalised terms used and not otherwise defined in these Conditions shall bear the meanings given to them in the Master Definitions and Construction Schedules, which may be obtained and inspected as described above.

The issue of the Eighth Issuer Notes was authorised by a resolution of the Board of Directors of the Eighth Issuer passed on {circle} , 2004.

1.    Form, Denomination and Title

      (A)    Form and Denomination

The Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes will initially be offered and sold pursuant to a registration statement filed with the United States Securities and Exchange Commission. Each class of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes will initially be represented by a separate global note in registered form (the SERIES 1 CLASS A GLOBAL EIGHTH ISSUER NOTE, the SERIES 1 CLASS B GLOBAL EIGHTH ISSUER NOTE, the SERIES 1 CLASS C GLOBAL EIGHTH ISSUER NOTE, the SERIES 2 CLASS A GLOBAL EIGHTH ISSUER NOTE, the SERIES 2 CLASS B GLOBAL EIGHTH ISSUER NOTE, the SERIES 2 CLASS C GLOBAL EIGHTH ISSUER NOTE and the SERIES 4 CLASS A1 GLOBAL EIGHTH ISSUER NOTE and together the DOLLAR GLOBAL EIGHTH ISSUER NOTES), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate Principal Amount Outstanding (as defined in Condition 5(C)) from time to time of the Series 1 Eighth Issuer Notes and the Series 2 Eighth Issuer Notes. The Dollar Global Eighth Issuer Notes will be deposited with JPMorgan Chase Bank, New York Branch as custodian for, and registered in the name of a nominee of, The Depository Trust Company (DTC).

The Series 3 Eighth Issuer Notes and the Series 4 Eighth Issuer Notes (other than the Series 4 Class A1 Eighth Issuer Notes) will initially be offered and sold outside the United States to non-US persons pursuant to Regulation S (REG
S) under the United States  Securities  Act of 1933, as amended (the SECURITIES
ACT).

Each class of the Series 3 Eighth Issuer Notes and the Series 4 Eighth Issuer Notes (other than the Series 4 Class A1 Eighth Issuer Notes) will initially be represented by a separate global note in registered form (the SERIES 3 CLASS A GLOBAL NOTE, the SERIES 3 CLASS B GLOBAL EIGHTH ISSUER NOTE and the SERIES 3 CLASS C GLOBAL EIGHTH ISSUER NOTE and together, the SERIES 3 REG S GLOBAL EIGHTH ISSUER NOTES, the SERIES 4 CLASS A2 GLOBAL EIGHTH ISSUER NOTE, the SERIES 4 CLASS B GLOBAL EIGHTH ISSUER NOTE and the SERIES 4 CLASS C GLOBAL EIGHTH ISSUER NOTE and together, the SERIES 4 REG S GLOBAL EIGHTH ISSUER NOTES) in each case without coupons or talons attached and which, in aggregate, will represent the aggregate Principal Amount Outstanding from time to time of the Series 3 Eighth Issuer Notes and the Series 4 Eighth Issuer Notes (other than the Series 4 Class A1 Eighth Issuer Notes). The Series 3 Reg S Global Eighth Issuer Notes and the Series 4 Reg S Global Eighth Issuer Notes will be deposited with JPMorgan Chase Bank, London Branch as common depositary for, and registered in the name of a nominee of, Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) and Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR).

The Dollar Global Eighth Issuer Notes, the Series 3 Reg S Global Eighth Issuer Notes and the Series 4 Reg S Global Eighth Issuer Notes are collectively referred to herein as the GLOBAL EIGHTH ISSUER NOTES.

For so long as any Eighth Issuer Notes are represented by a Global Eighth Issuer Note, transfers and exchanges of beneficial interests in such Global Eighth Issuer Notes and entitlement to payments thereunder will be effected subject to and in accordance with the rules and procedures from time to time of DTC, Euroclear and/or Clearstream, Luxembourg as appropriate.

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

A Global Eighth Issuer Note will be exchanged for Eighth Issuer Notes of the relevant series and class and (in the case of the Dollar Global Eighth Issuer Notes) type in definitive registered form (DEFINITIVE EIGHTH ISSUER NOTES) only if any of the following applies:

      (i) (in the case of Dollar Global Eighth Issuer Notes) DTC has notified the Eighth Issuer that it is at any time unwilling or unable to continue as holder of such Global Eighth Issuer Notes or is at any time unwilling or unable to continue as, or has ceased to be, a clearing agency registered under the Exchange Act, and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Eighth Issuer within 90 days of such notification or (in the case of Series 3 Reg S Global Eighth Issuer Notes or the Series 4 Reg S Global Eighth Issuer Notes) both Euroclear and Clearstream, Luxembourg, are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; or

      (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof) or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or in the application of such laws or regulations, which becomes effective on or after the Closing Date, the Eighth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Eighth Issuer Notes which would not be required were the Eighth Issuer Notes in definitive registered form.

If Definitive Eighth Issuer Notes are issued, the beneficial interests represented by the Dollar Global Eighth Issuer Note of each series and class, the Series 3 Reg S Eighth Issuer Global Note of each class and the Series 4 Reg S Eighth Issuer Global Note of each class shall be exchanged by the Eighth Issuer for Eighth Issuer Notes of such series and classes in definitive form (DOLLAR DEFINITIVE EIGHTH ISSUER NOTES, SERIES 3 REG S DEFINITIVE EIGHTH ISSUER NOTES and SERIES 4 REG S DEFINITIVE EIGHTH ISSUER NOTES). The aggregate principal amount of the Dollar Definitive Eighth Issuer Notes, Series 3 Reg S Definitive Eighth Issuer Notes and Series 4 Reg S Definitive Eighth Issuer Notes shall be equal to the Principal Amount Outstanding at the date on which notice of exchange is given of the corresponding Dollar Global Eighth Issuer Notes of each series and class, the corresponding Sterling Global Eighth Issuer Notes of each class and the corresponding Euro Global Eighth Issuer Notes of each class, respectively subject to and in accordance with the detailed provisions of these Conditions, the Eighth Issuer Paying Agent and Agent Bank Agreement, the Eighth Issuer Trust Deed and the relevant Global Eighth Issuer Note.

The denominations of any Definitive Eighth Issuer Notes issued will be as follows:

  {circle} Series 1 Eighth Issuer Notes, Series 2 Eighth Issuer Notes and Series 4 Class A2 Eighth Issuer Notes: $1,000, $10,000 and $100,000;

  {circle} Series 3 Class A Eighth Issuer Notes, Series 3 Class B Eighth Issuer Notes and Series 3 Class C Eighth Issuer Notes,

  {circle} Series 4, Series 4 Class A1 Eighth Issuer Date, Series 4 Class B Eighth Issuer Notes and Series 4 Class C Eighth Issuer Date:
            {pound-sterling}500,00  {pound-sterling}10,000 and
            {pound-sterling}100,000.

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

and integral multiples thereof, and in such other denominations as the Note Trustee shall determine and notify to the relevant Eighth Issuer Noteholders.

References to EIGHTH ISSUER NOTES shall include the Global Eighth Issuer Notes and the Definitive Eighth Issuer Notes.

      (B)    Title

Title to the Global Eighth Issuer Notes shall pass by and upon registration in the register (the REGISTER) which the Eighth Issuer shall procure to be kept by the Registrar. The registered holder of any Global Eighth Issuer Note may (to the fullest extent permitted by applicable laws) be deemed and treated at all times, by all persons and for all purposes (including the making of any payments), as the absolute owner of such Global Eighth Issuer Note regardless of any notice of ownership, theft or loss of any trust or other interest therein or of any writing thereon.

Title to a Definitive Eighth Issuer Note shall pass by and upon registration in the Register. Such Definitive Eighth Issuer Notes may be transferred in whole upon the surrender of the relevant Definitive Eighth Issuer Note, with the form of transfer endorsed on it duly completed and executed, at the specified office of the Registrar. All transfers of such Definitive Eighth Issuer Notes are subject to any restrictions on transfer set forth on such Definitive Eighth Issuer Notes and the detailed regulations concerning transfers in the Eighth Issuer Paying Agent and Agent Bank Agreement.

Each new Definitive Eighth Issuer Note to be issued upon transfer of such Definitive Eighth Issuer Note will, within five Business Days of receipt and surrender of such Definitive Eighth Issuer Note (duly completed and executed) for transfer, be available for delivery at the specified office of the Registrar or be mailed at the risk of the transferee entitled to such Definitive Eighth Issuer Note to such address as may be specified in the relevant form of transfer.

Registration of a Definitive Eighth Issuer Note on transfer will be effected without charge by the Registrar, but subject to payment of (or the giving of such indemnity as the Registrar may require for) any tax or other government charges which may be imposed in relation to it.

The Eighth Issuer Notes are not issuable in bearer form.

2.    Status, Security and Priority

      (A)    Status of the Class A Eighth Issuer Notes

The Series 1 Class A Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 3 Class A Eighth Issuer Notes, the Series 4 Class A1 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes (together the CLASS A EIGHTH ISSUER NOTES) constitute direct, secured and unconditional obligations of the Eighth Issuer and are secured by the same security that secures the Class B Eighth Issuer Notes (as defined below), and the Class C Issuer Notes (as defined below). Subject to the provisions of Condition 5 below, the Class A Eighth Issuer Notes rank, irrespective of series, pari passu without preference or priority amongst themselves. Subject to the provisions of Condition 5 below and subject to the relevant scheduled and permitted redemption dates or other payment conditions of the Eighth Issuer Notes set out in the Eighth Issuer Cash Management Agreement, the Eighth Issuer Deed of Charge, the Funding Deed of Charge and the other Eighth Issuer Transaction Documents, payments of principal and interest on the Class A Eighth Issuer Notes will be senior to such payments on the Class B Eighth Issuer Notes and the Class M Eighth Issuer Notes, subject as provided herein and in the Eighth Issuer Cash Management Agreement, the Eighth Issuer Deed of Charge, the Funding Deed of Charge and the other Eighth Issuer Transaction Documents.

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

      (B)    Status of the Class B Eighth Issuer Notes

The Series 1 Class B Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes and the Series 4 Class B Eighth Issuer Notes (together the CLASS B EIGHTH ISSUER NOTES) constitute direct, secured and unconditional obligations of the Eighth Issuer and are secured by the same security that secures the Class A Eighth Issuer Notes and the Class C Eighth Issuer Notes. The Class B Eighth Issuer Notes rank, irrespective of series, pari passu without preference or priority amongst themselves. Subject to the provisions of Condition 5 below and subject to the relevant scheduled and permitted redemption dates or other payment conditions of the Eighth Issuer Notes set out in the Eighth Issuer Cash Management Agreement, the Eighth Issuer Deed of Charge, the Funding Deed of Charge and the other Eighth Issuer Transaction Documents, payments of principal and interest on the Class B Eighth Issuer Notes are subordinated to payments of principal and interest on the Class A Eighth Issuer Notes and will be senior to such payments of principal and interest on the Class C Eighth Issuer Notes, subject as provided herein and in the Eighth Issuer Cash Management Agreement, the Eighth Issuer Deed of
Charge, the Funding Deed of Charge and the other Eighth Issuer Transaction Documents.

      (C)    Status of the Class C Eighth Issuer Notes

The Series 1 Class C Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes (together the CLASS C EIGHTH ISSUER NOTES) constitute direct, secured and unconditional obligations of the Eighth Issuer and are secured by the same security that secures the Class A Eighth Issuer Notes and the Class B Eighth Issuer Notes. The Class C Eighth Issuer Notes rank, irrespective of series, pari passu without preference or priority amongst themselves. Subject to the provisions of Condition 5 below and subject to the relevant scheduled and permitted redemption dates or other payment conditions of the Eighth Issuer Notes set out in the Eighth Issuer Cash Management Agreement, the Eighth Issuer Deed of Charge, the Funding Deed of Charge and the other Eighth Issuer Transaction Documents, payments of principal and interest on the Class C Eighth Issuer Notes are subordinated to payments of principal and interest on the Class A Eighth Issuer Notes and the Class B Eighth Issuer Notes.

      (D)    Conflict between the classes of Eighth Issuer Notes

Each of the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge contains provisions requiring the Note Trustee and the Eighth Issuer Security Trustee to have regard to the interests of the Class A Eighth Issuer Noteholders, the Class B Eighth Issuer Noteholders and the Class M Eighth Issuer Noteholders equally as regards all powers, trusts, authorities, duties and discretions of the Note Trustee and the Eighth Issuer Security Trustee (except where expressly provided otherwise), but requiring the Note Trustee and the Eighth Issuer Security Trustee to have regard (a) (for so long as there are any Class A Eighth Issuer Notes Outstanding (as that term is defined in the Eighth Issuer Trust Deed)) only to the interests of the Class A Eighth Issuer Noteholders if, in the Note Trustee's or the Eighth Issuer Security Trustee's opinion, there is or may be a conflict between the interests of the Class A Eighth Issuer Noteholders and/or the interests of the Class B Eighth Issuer Noteholders and the interests of the Class M Eighth Issuer Noteholders and (b) (once all the Class A Eighth Issuer Notes have been redeemed and for so long as there are any Class B Eighth Issuer Notes Outstanding (as that term is defined in the Eighth Issuer Trust Deed)) only to the interests of the Class B Eighth Issuer Noteholders if, in the Note Trustee's or the Eighth Issuer Security Trustee's opinion, there is or may be a conflict between the interests of the Class B Eighth Issuer Noteholders and/or the interests of the Class C Eighth Issuer Noteholders.Except where expressly provided otherwise, so long as any of the Eighth Issuer Notes remains outstanding, the Security Trustee is not required to have regard to the interests of any other persons entitled to the benefit of the Eighth Issuer Security.

The Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge contain provisions limiting the powers of the Class B Eighth Issuer Noteholders and the Class C Eighth Issuer Noteholders, inter alia, to request or direct the Note Trustee or the Eighth Issuer Security Trustee to take any action or to

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

pass an effective Extraordinary Resolution (as defined in the Eighth Issuer Trust Deed) according to the effect thereof on the interests of the Class A Eighth Issuer Noteholders. Except in certain circumstances set out in Condition 11, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge contain no such limitation on the powers of the Class A Eighth Issuer Noteholders, the exercise of which will be binding on the Class B Eighth Issuer Noteholders and the Class C Eighth Issuer Noteholders respectively, irrespective of the effect thereof on their interests.

Similarly, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge contain provisions limiting the powers of the Class C Eighth Issuer Noteholders, inter alia, to request or direct the Note Trustee or the Eighth Issuer Security Trustee to take any action or to pass an effective Extraordinary Resolution (as defined in the Eighth Issuer Trust Deed) according to the effect thereof on the interests of the Class B Eighth Issuer Noteholders. Except in certain circumstances set out in Condition 11, the Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge contain no such limitation on the powers of the Class B Eighth Issuer Noteholders, the exercise of which will be binding on the Class C Eighth Issuer Noteholders, irrespective of the effect thereof on their interests.

The Eighth Issuer Trust Deed and Condition 11 below also contain provisions regarding the resolution of disputes between the holders of the Series 1 Class A Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 3 Class A Eighth Issuer Notes, the Series 4 Class A1 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes; between the holders of the Series 1 Class B Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes and the Series 4 Class B Eighth Issuer Notes; and between the holders of the Series 1 Class C Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes.

The Note Trustee and the Eighth Issuer Security Trustee shall each be entitled to assume, for the purpose of exercising any right, power, trust, authority, duty or discretion under or in relation to these Conditions or any of the Transaction Documents, that such exercise will not be materially prejudicial to the interests of the Eighth Issuer Noteholders (or any series and/or class thereof) if the Rating Agencies have confirmed that the then current ratings of the applicable series and/or class or classes of Eighth Issuer Notes would not be adversely affected by such exercise.

The Eighth Issuer Noteholders will share in the benefit of the security created by the Eighth Issuer Deed of Charge, upon and subject to the terms thereof.

             (E)   Security

As security for, inter alia, the payment of all monies payable in respect of the Eighth Issuer Notes, the Eighth Issuer has entered into the Eighth Issuer Deed of Charge creating, inter alia, the following security (the EIGHTH ISSUER SECURITY) in favour of the Eighth Issuer Security Trustee for itself and on trust for the other persons to whom secured amounts are outstanding (the EIGHTH ISSUER SECURED CREDITORS):

(i) an assignment and charge by way of first fixed security of the Eighth Issuer's rights under those Transaction Documents to which the Eighth Issuer is a party, including:

      (a) a loan agreement between the Eighth Issuer, the Eighth Issuer Security Trustee and Holmes Funding Limited (FUNDING) dated on or about the Closing Date (the EIGHTH ISSUER INTERCOMPANY LOAN AGREEMENT);

      (b) a deed of charge between, inter alios, the Security Trustee, the First Issuer and Funding dated 26th July, 2000 as supplemented by a first deed of accession between, inter alios, the Security Trustee, the Second Issuer and Funding dated 29th November, 2000, a second deed of accession between, inter alios, the Security

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

            Trustee, the Third Issuer and Funding dated 23rd May, 2001, a third deed of accession between, inter alios, the Security Trustee, the Fourth Issuer and Funding dated 5th July, 2001, a fourth deed of accession between, inter alios, the Security Trustee, the Fifth Issuer and Funding dated 8th November, 2001, an amendment and restatement of the deed of charge between, inter alios, the Security Trustee, the Sixth Issuer and Funding dated 7th November, 2002 and a first deed of accession to the amended and restated deed of charge between, inter alios, the Security Trustee, the Seventh Issuer and Funding dated 26th March, 2003 and a second deed of accession to the amended and restated deed of charge between, inter alios, the Security Trustee the Eighth Issuer and Funding dated on or about the closing date (the FUNDING DEED OF CHARGE);

      (c) the Series 1 Class A Eighth Issuer Dollar Currency Swap Agreement, the Series 1 Class B Eighth Issuer Dollar Currency Swap Agreement, the Series 1 Class C Eighth Issuer Dollar Currency Swap Agreement, the Series 2 Class A Eighth Issuer Dollar Currency Swap Agreement, the Series 2 Class B Eighth Issuer Dollar Currency Swap Agreement, the Series 2 Class C Eighth Issuer Dollar Currency Swap Agreement and the Series 4 Class A1 Eighth Issuer Dollar Currency Swap Agreement (each as defined in Condition 16 below) in relation to, respectively, the Series 1 Class A Eighth Issuer Notes, the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes (together the EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENTS);

      (d) the Series 3 Class A Eighth Issuer Euro Currency Swap Agreement, the Series 3 Class A Eighth Issuer Euro Currency Swap Agreement, the
            Series 3 Class C Eighth Issuer Euro Currency Swap Agreement, the Series 4 Class B Eighth Issuer Euro Currency Swap Agreement and the Series 3 Class C Eighth Issuer Euro Currency Swap Agreement (each as defined in Condition 16 below) in relation to, respectively, the Series 3 Class A Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes (together the EIGHTH ISSUER EURO CURRENCY SWAP AGREEMENTS);

      (f)   the Eighth Issuer Paying Agent and Agent Bank Agreements;

      (g) an underwriting agreement in relation to the Series 1 Class A Eighth Issuer Notes, the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes and a subscription agreement in relation to the Series 3 Class A Eighth Issuer Notes Series 3 Class B Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes, the Series 4 Class A2 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes, and the Series 4 Class C Eighth Issuer Notes, in each case dated on or about [24th March, 2004] between, inter alios, the Eighth Issuer and the Underwriters and the Joint Lead Managers respectively (as defined therein);

      (h) a corporate services agreement entered into on or about the Closing Date between, inter alios, SPV Management Limited and the Eighth Issuer (the EIGHTH ISSUER CORPORATE SERVICES AGREEMENT);

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

      (i) a bank account agreement entered into on or about the Closing Date between, inter alios, Abbey and Citibank, N.A., London Branch (together the EIGHTH ISSUER ACCOUNT BANKS), the Eighth Issuer and Abbey (the EIGHTH ISSUER CASH MANAGER) (the EIGHTH ISSUER BANK ACCOUNT AGREEMENT);

      (j) an issuer cash management agreement entered into on or about the Closing Date between, inter alios, the Eighth Issuer Cash Manager and the Eighth Issuer Security Trustee (the EIGHTH ISSUER CASH MANAGEMENT AGREEMENT); and

      (k)   the Eighth Issuer Trust Deed,

      and such other documents as are expressed to be subject to the charges under the Eighth Issuer Deed of Charge;

(ii) a charge by way of first fixed charge (which may take effect as a floating charge) over the Eighth Issuer's right, title, interest and benefit, present and future, in and to the Eighth Issuer Transaction Accounts (as defined in the Master Definitions and Construction Schedules) and any amounts deposited from time to time therein (which security interests may take effect as a floating charge and thus rank behind the claims of certain preferential and other creditors);

(iii) a charge by way of first fixed charge (which may take effect as a floating charge) over all its right, title, interest and benefit in and to all Authorised Investments (as defined in Condition 16 below) made by or on behalf of the Eighth Issuer from time to time in accordance with the relevant Eighth Issuer Transaction Documents, including all monies, income and proceeds payable thereunder (which security interests may take effect as a floating charge and thus rank behind the claims of certain preferential and other creditors); and

(iv) a first ranking floating charge over the whole of the assets and undertaking of the Eighth Issuer not already subject to any fixed charge; or as the case may be, a first ranking floating charge extending over any assets located in Scotland or governed by Scots law, all as more particularly set out in the Eighth Issuer Deed of Charge.

      3.     Covenants

Save with the prior written consent of the Eighth Issuer Security Trustee or as provided in or envisaged by these Conditions or any of the Eighth Issuer Transaction Documents, the Eighth Issuer shall not, so long as any Eighth Issuer Note remains outstanding:

      (A)   Negative Pledge

create or permit to subsist any mortgage, standard security, pledge, lien, charge or other security interest whatsoever (unless arising by operation of law), upon the whole or any part of its assets (including any uncalled capital) or its undertakings, present or future;

      (B)   Disposal of Assets

transfer, sell, lend, part with or otherwise dispose of, or deal with, or grant any option or present or future right to acquire any of its assets or undertakings or any interest, estate, right, title or benefit therein or thereto or agree or attempt or purport to do so;

      (C)   Equitable and Beneficial Interest

permit any person other than itself and the Eighth Issuer Security Trustee to have any equitable or beneficial interest in any of its assets or undertakings or any interest, estate, right, title or benefit therein;

      (D)   Bank Accounts

have an interest in any bank account, other than the bank accounts maintained pursuant to the Eighth Issuer Bank Account Agreement or the Eighth Issuer Cash Management Agreement;

      (E)   Restrictions on Activities

carry on any business other than as described in the Prospectus dated [24th March, 2004] relating to the issue of the Eighth Issuer Notes and the related activities described therein;

      (F)   Borrowings

incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness;

      (G)   Merger

consolidate or merge with any other person or convey or transfer its properties or assets substantially as an entirety to any other person;

      (H)   Other

permit the validity or effectiveness of any of the Eighth Issuer Trust Deed or the Eighth Issuer Deed of Charge or the priority of the security interests created thereby to be amended, terminated, postponed or discharged, or permit any other person whose obligations form part of the Eighth Issuer Security to be released from such obligations;

      (I)   Employees or Premises

have any employees or premises or subsidiaries;

      (J)   Dividends and Distributions

pay any dividend or make any other distribution to its shareholders or issue any further shares;

      (K)   Purchase Eighth Issuer Notes

purchase or otherwise acquire any Eighth Issuer Notes; or

      (L)   US activities

engage in any activities in the United States (directly or through agents), or derive any income from United States sources as determined under United States income tax principles, or hold any property if doing so would cause it to be engaged in a trade or business within the United States as determined under United States income tax principles.

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

      4.    Interest

      (A)   Period of Accrual

Each Eighth Issuer Note bears interest on its Principal Amount Outstanding (as defined in Condition 5(C)) from (and including) the Closing Date. Each Eighth Issuer Note (or, in the case of redemption in part only of a Eighth Issuer Note, that part only of such Eighth Issuer Note) shall cease to bear interest from its due date for redemption unless, upon due presentation, payment of the relevant amount of principal or any part thereof is improperly withheld or refused. In such event, interest will continue to accrue on such unpaid amount (before as well as after any judgment) at the rate applicable to such Eighth Issuer Note up to (but excluding) the date on which, on presentation of such Eighth Issuer Note, payment in full of the relevant amount of principal is made, or (if earlier) the eighth day after notice is duly given by the Principal Paying Agent or the US Paying Agent, as the case may be, to the holder thereof (either in accordance with Condition 14 or individually) that upon presentation thereof being duly made, such payment will be made, provided that upon presentation thereof being duly made, payment is in fact made.

Whenever it is necessary to compute an amount of interest in respect of the Eighth Issuer Notes for any period (including any Interest Period (as defined below)), such interest shall be calculated:

      (i) in respect of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes, the Series 3 Eighth Issuer Notes, and the Series 4 Eighth Issuer Notes (other than the Series 4 Class A2 Eighth Issuer Notes), on the basis of actual days elapsed in a 360-day year; and

      (ii) in respect of the Series 4 Class A2 Eighth Issuer Notes, on the basis of actual days elapsed in a 365-day year.

      (B)   Interest Payment Dates and Interest Periods

Interest on the Eighth Issuer Notes (other than the Series 1 Class A Eighth Issuer Notes) is payable quarterly in arrear on the [15th] day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day) (each such day a QUARTERLY INTEREST PAYMENT
DATE).

Interest on the Series 1 Class A Eighth Issuer Notes is payable monthly in arrear on the [15th] day of each consecutive month (or, if such day is not a Business Day, the next succeeding Business Day), until the earliest of (i) the occurrence of a Trigger Event and (ii) enforcement of the Eighth Issuer Security in accordance with the Eighth Issuer Deed of Charge, and thereafter is payable quarterly in arrear on the 15th day of January, April, July and October in each year (or if such day is not a Business Day, the next succeeding Business Day) (each such day a SERIES 1 CLASS A INTEREST PAYMENT DATE).

INTEREST PAYMENT DATE means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date.

The first Interest Payment Date will be (other than in the case of the Series 1 Class A Eighth Issuer Notes) the 15th day of [{circle}], and (in the case of the Series 1 Class A Eighth Issuer Notes) the 15th day of [{circle}].

In these Conditions, INTEREST PERIOD shall mean:

      (i) in respect of interest payments made in respect of the Eighth Issuer Notes (other than the Series 1 Class A Eighth Issuer Notes), the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date; and

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

      (ii) in respect of the Series 1 Class A Eighth Issuer Notes, the monthly period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Closing Date) to (but excluding) the next following (or first) monthly Series 1 Class A Interest Payment Date, except that following the occurrence of a Trigger Event or the enforcement of the Eighth Issuer Security in accordance with the Eighth Issuer Deed of Charge, the Interest Period for the Series 1 Class A Eighth Issuer Notes will be the quarterly period from (and including) the 15th day of the then next to occur of January, April, July and October to (but excluding) the next following quarterly Series 1 Class A Interest Payment Date, and thereafter will be the quarterly period from (and including) a Series 1 Class A Interest Payment Date to (but excluding) the next following quarterly Series 1 Class A Interest Payment Date.

In these Conditions, BUSINESS DAY shall (save in Conditions 6 (E) and (G)) mean a day which is a New York Business Day, a London Business Day and a TARGET Business Day. A NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business in the city of New York; LONDON BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business in London; and TARGET BUSINESS DAY means a day on which the TransEuropean Automated Real-time Gross settlement Express Transfer (TARGET) system is open.

To the extent that the funds available to the Eighth Issuer to pay interest on the Class B Eighth Issuer Notes and the Class M Eighth Issuer Notes on an Interest Payment Date are insufficient to pay the full amount of such interest, payment of the shortfall (DEFERRED INTEREST), which will be borne by each Class B Eighth Issuer Note and/or each Class M Eighth Issuer Note in a proportion equal to the proportion that the Principal Amount Outstanding of that Class B Eighth Issuer Note or the Class M Eighth Issuer Note, as the case may be, bears to the aggregate Principal Amount Outstanding of the Class B Eighth Issuer Notes, as the case may be (in each case as determined on the Interest Payment Date on which such Deferred Interest arises), will not then fall due but will instead be deferred until the first Interest Payment Date thereafter on which funds are available (after allowing for the Eighth Issuer's liabilities of a higher priority) to the Eighth Issuer to pay such Deferred Interest to the extent of such available funds. Such Deferred Interest will accrue interest (ADDITIONAL INTEREST) at the rate of interest applicable from time to time to the Class B Eighth Issuer Notes or the Class M Eighth Issuer Notes, as the case may be, and payment of any Additional Interest will also be deferred until the first Interest Payment Date thereafter on which funds are available to the Eighth Issuer to pay such Additional Interest to the extent of such available funds. Amounts of Deferred Interest and Additional Interest shall not be deferred beyond the Final Maturity Date of the Class B Eighth Issuer Notes or the Class M Eighth Issuer Notes, as the case may be, when such amounts will become due and payable. It is possible that all or any part of any interest due on the Class B Eighth Issuer Notes or the Class M Eighth Issuer Notes, as the case may be, may never be made good if there are insufficient funds available to pay such interest after paying amounts of a higher priority.

      (C)   Rates of Interest

The rate of interest payable in respect of the Eighth Issuer Notes (each a RATE OF INTEREST and together the RATES OF INTEREST) and the relevant Interest Amount (as defined below) shall be determined on the basis of the provisions set out below:

      (a) The Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes:

            (i) on the initial Dollar Interest Determination Date (as defined below), the Agent Bank will determine the Initial Relevant Screen Rate (as defined below) in respect of each class of Series 1 Eighth Issuer Notes, Series 2

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

                  Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes as at or about 11.00 a.m. (London time) on that date. If the Initial Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks (as defined below) to provide the Agent Bank with its offered quotation to leading banks (in the case of the Series 1 Class A Eighth Issuer Notes) for one-month Dollar deposits and (in all other cases) for three-month and four-month Dollar deposits of $10,000,000 in the London inter-bank market as at or about 11.00 a.m. (London time) on such Dollar Interest Determination Date and the Rates of Interest for the first Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Initial Relevant Screen Rate in respect of the Series 1 Class A Eighth Issuer Notes, the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes and the Series 4 Class A Eighth Issuer Notes or, if the Initial Relevant Screen Rate is unavailable, (in the case of the Series 1 Class A Eighth Issuer Notes) the arithmetic mean of such offered quotations for one-month Dollar deposits and (in all other cases) the linear interpolation of the arithmetic mean of such offered quotations for three-month and four-month Dollar deposits (rounded upwards, if necessary, to five decimal places);

            (ii) on each subsequent Dollar Interest Determination Date, the Agent Bank will determine the Relevant Screen Rate in respect of each class of Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes as at or about 11.00 a.m. (London time) on the Dollar Interest Determination Date in question. If the Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for, as applicable, one-month or three-month Dollar deposits of $10,000,000 in the London inter-bank market as at or about 11.00 a.m. (London time) on the relevant Dollar Interest Determination Date and the Rates of Interest for the relevant Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Relevant Screen Rate or, if the
                  Relevant Screen Rate is unavailable, the arithmetic mean of such offered quotations for (in the case of the Series 1 Class A Eighth Issuer Notes) one-month Dollar Deposits and (in all other cases) three-month Dollar deposits (rounded upwards, if necessary, to five decimal places); and

            (iii) if on any Dollar  Interest  Determination  Date,  the Relevant
                  Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, the Rates of Interest for the relevant Interest Period shall be determined in accordance with the provisions of sub-paragraph (i) or, as the case may be, (ii) above on the basis of the offered quotations of those Reference Banks providing such quotations. If, on any such Dollar Interest Determination Date, only one or none of the Reference Banks provides the Agent Bank with such an offered quotation, the Agent Bank shall forthwith consult with the Note Trustee and the Eighth Issuer for the purposes of agreeing two banks (or, where one only of the Reference Banks provided such a quotation, one additional bank) to provide such a quotation or quotations to the Agent Bank (which bank or banks are in the opinion of the Note Trustee suitable for such purpose) and the Rates of Interest for the Interest Period in question shall be determined, as aforesaid, on the basis of the offered quotations of such banks as so agreed (or, as the case may be, the

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

                  offered quotations of such bank as so agreed and the relevant Reference Bank). If no such bank or banks is or are so agreed or such bank or banks as so agreed does or do not provide such a quotation or quotations, then the Rates of Interest for the relevant Interest Period shall be the Rates of Interest in effect for the last preceding Interest Period to which sub-paragraph (ii) or (iii), as the case may be, shall have applied but taking account of any change in the Relevant Margin;

            (b) The Series 3 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes:

                  (i) on the initial Euro Interest Determination Date (as defined below), the Agent Bank will determine the Initial Relevant Screen Rate (as defined below) in respect of the Series 3 Class Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes the Series Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes as at or about 11.00 a.m. (Brussels time) on that date. If the Initial Relevant Screen Rate is unavailable, the Agent Bank will request each of the Reference Banks (as defined below) to provide the Agent Bank with its offered quotation to prime banks for three-month and four-month Euro deposits of e10,000,000 in the Euro-zone inter-bank market as at or about 11.00 a.m. (Brussels time) on such Euro Interest Determination Date and the Rates of Interest for the first Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Initial Relevant Screen Rate in respect of the Series 3 Class A Eighth Issuer Notes, Series 3 Class B Eighth Issuer Notes, Series 3 Class C Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes or, if the Initial Relevant Screen Rate is unavailable, the linear interpolation of the arithmetic mean of such offered quotations for three-month and four-month Euro deposits (rounded upwards, if necessary, to five decimal places);

                  (ii) on each subsequent Euro Interest Determination Date, the Agent Bank will determine the Relevant Screen Rate in respect of the Series 3 Class A Eighth Issuer Notes, Series 3 Class B Eighth Issuer Notes, Series 3 Class C Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes as at or about 11.00 a.m. (Brussels time) on the Euro Interest Determination Date in question. If the Relevant Screen Rate is unavailable, the Agent Bank will request each of the Reference Banks to provide the Agent Bank with its offered quotation to prime banks for three-month Euro deposits of e10,000,000 in the Euro-zone inter-bank market as at or about 11.00 a.m. (Brussels time) on the relevant Euro Interest Determination Date and the Rates of Interest for the relevant Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Relevant Screen Rate or, if the Relevant Screen Rate is unavailable, the arithmetic mean of such offered quotations for Euro deposits (rounded upwards, if necessary, to five decimal places); and

                  (iii) if on any Euro Interest Determination Date, the Relevant
                        Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, the Rates of Interest for the relevant Interest Period shall be determined in accordance with the provisions of sub-paragraph (i) or, as the case may be, (ii) above on the basis of the offered quotations of those Reference Banks providing such quotations. If, on any such Euro Interest

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

                        Determination Date, only one or none of the Reference Banks provides the Agent Bank with such an offered quotation, the Agent Bank shall forthwith consult with the Note Trustee and the Eighth Issuer for the purposes of agreeing two banks (or, where one only of the Reference Banks provided such a quotation, one additional bank) to provide such a quotation or quotations to the Agent Bank (which bank or banks are in the opinion of the Note Trustee suitable for such purpose) and the Rates of Interest for the Interest Period in question shall be determined, as aforesaid, on the basis of the offered quotations of such banks as so agreed (or, as the case may be, the offered quotations of such bank as so agreed and the relevant Reference
                        Bank). If no such bank or banks is or are so agreed or such bank or banks as so agreed does or do not provide such a quotation or quotations, then the Rates of Interest for the relevant Interest Period shall be the Rates of Interest in effect for the last preceding Interest Period to which sub- paragraphs (i) or (ii), as the case may be, shall have applied but, as applicable, taking account of any change in the Relevant Margin;

            (c)   The Series 4 Class A2 Eighth Issuer Notes:

                  (i) on the initial Sterling Interest Determination Date (as defined below), the Agent Bank will determine the Initial Relevant Screen Rate (as defined below) in respect of the Series 4 Class A2 Eighth Issuer Notes as at or about 11.00 a.m. (London time) on that date. If the Initial Relevant Screen Rate is unavailable, the Agent Bank will request each principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for three-month and four-month Sterling deposits of {pound-sterling}10,000,000 in the London inter-bank market as at or about 11.00 a.m. (London time) on such Sterling Interest Determination Date and the Rates of Interest for the first Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Initial Relevant Screen Rate in respect of the Series 4 Class A2 Eighth Issuer Notes or, if the Initial Relevant Screen Rate is unavailable, the linear interpolation of the arithmetic mean of such offered quotations for three-month and four-month Sterling deposits (rounded upwards, if necessary, to five decimal places); and

                  (ii) on each subsequent Sterling Interest Determination Date, the Agent Bank will determine the Relevant Screen Rate in respect of the Series 4 Class A2 Eighth Issuer Notes as at or about 11.00 a.m. (London time) on the Sterling Interest Determination Date in question. If the Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for three-month Sterling deposits of {pound-sterling}10,000,000 in the London inter-bank market as at or about 11.00 a.m. (London time) on the relevant Sterling Interest Determination Date and the Rates of Interest for the relevant Interest Period shall be the aggregate of (a) the Relevant Margin and (b) the Relevant Screen Rate or, if the Relevant Screen Rate is unavailable, the arithmetic mean of such offered quotations for Sterling deposits (rounded upwards, if necessary, to five decimal places); and

                  (iii) if on any  Sterling  Interest  Determination  Date,  the
                        Relevant Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, the Rates of Interest for the relevant Interest Period shall be determined in accordance with the provisions of sub-paragraph (i) or, as the

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

                        case may be, (ii) above on the basis of the offered quotations of those Reference Banks providing such quotations. If, on any such Sterling Interest Determination Date, only one or none of the Reference Banks provides the Agent Bank with such an offered quotation, the Agent Bank shall forthwith consult with the Note Trustee and the Eighth Issuer for the purposes of agreeing two banks (or, where one only of the Reference Banks provided such a quotation, one additional bank) to provide such a quotation or quotations to the Agent Bank (which bank or banks are in the opinion of the Note Trustee suitable for such purpose) and the Rates of Interest for the Interest Period in question shall be determined, as aforesaid, on the basis of the offered quotations of such banks as so agreed (or, as the case may be, the offered quotations of such bank as so agreed and the relevant Reference
                        Bank). If no such bank or banks is or are so agreed or such bank or banks as so agreed does or do not provide such a quotation or quotations, then the Rates of Interest for the relevant Interest Period shall be the Rates of Interest in effect for the last preceding Interest Period to which sub-paragraph (i) or (ii), as the case may be, shall have applied but taking account of any change in the Relevant Margin.

      There will be no minimum or maximum Rate of Interest.

      For the purposes of these Conditions the following expressions shall have the following meanings:

      DOLLAR INTEREST DETERMINATION DATE means (other than in respect of the Series 1 Class A Eighth Issuer Notes), two London Business Days before the first day of the Interest Period for which the rate will apply (or if such day is not a Business Day, the next succeeding Business Day);

      EURO INTEREST DETERMINATION DATE means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

      EURO-ZONE means the region comprised of member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Community (signed in Rome on 25th March, 1957), as amended by the Treaty on European Union (signed in Maastricht on 7th February, 1992) and the Treaty of Amsterdam (signed in Amsterdam on 2nd October, 1997);

      INITIAL RELEVANT SCREEN RATE means:

      (i) in respect of the Series 1 Class A Eighth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits and in respect of the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for [three]-month Dollar deposits and the arithmetic mean of the offered quotations to leading banks for [four]-month Dollar deposits (in each case) (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Eighth Issuer with the approval of the Note Trustee;

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

      (ii) in respect of the Series 4 Class A1 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class M Eighth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for [three]-month Euro deposits and the arithmetic mean of the offered quotations to prime banks for [four]-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Eighth Issuer with the approval of the Note Trustee; and

      (iii) in respect of the Series 3 Class B Eighth Issuer Notes, the Series 3 Class M Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes , the linear interpolation of the arithmetic mean of the offered quotations to leading banks for [two]-month Sterling deposits and the arithmetic mean of the offered quotations to leading banks for [three]- month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Eighth Issuer with the approval of the Note Trustee;

      REFERENCE  BANKS  means  the  Initial  Reference  Banks  (as  defined  in
      Condition 4(H)) and/or such other bank as may be appointed pursuant to Condition 4(H);

      RELEVANT MARGIN means:

      (i) in respect of the Series 1 Class A Eighth Issuer Notes, [*] per cent. per annum;

      (ii) in respect of the Series 1 Class B Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

      (iii) in respect of the Series 1 Class C Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

      (iv) in respect of the Series 2 Class A Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

      (v) in respect of the Series 2 Class B Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

      (vi) in respect of the Series 2 Class C Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending [*] and thereafter [*] per cent. per annum;

      (vii) in respect of the Series 3 Class A Eighth Issuer Notes, 0.23 per cent. per annum up to and including the Interest Period ending in [*] and thereafter 0.46 per cent. per annum;

      (vii) in respect of the Series 3 Class B Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

     (viii) in respect of the Series 3 Class C Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

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

      (ix) in respect of the Series 4 Class A1 Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

      (x) in respect of the Series 4 Class A2 Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

     (xiii) in respect of the Series 4 Class B Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum; and

     (xiii) in respect of the Series 4 Class C Eighth Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in [*] and thereafter [*] per cent. per annum;

      RELEVANT SCREEN RATE means:

      (i) in respect of the first Interest Period, the Initial Relevant Screen Rate, if any; and

      (ii)  (1)   in respect of  subsequent  Interest  Periods in respect of the
                  Series 1 Class A Eighth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number
                  3750;

            (2) in respect of subsequent Interest Periods in respect of the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750;

            (3) in respect of subsequent Interest Periods in respect of the Series 3 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes, the arithmetic mean of the offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 248; and

            (4) in respect of subsequent Interest Periods in respect of the Series 4 Class A2 Eighth Issuer Notes, the arithmetic mean of the offered quotations for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750, in each case, displayed on the above-mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Eighth Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

      STERLING INTEREST DETERMINATION DATE means the first day of the Interest Period for which the rate will apply; and

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

      (D)   Determination  of Rates of  Interest  and  Calculation  of  Interest
            Amounts

      (i) The Agent Bank shall, as soon as practicable after 11.00 a.m. (London time) on, as applicable, each Dollar Interest Determination Date, Euro Interest Determination Date and Sterling Interest Determination Date, determine and notify the Eighth Issuer, the Eighth Issuer Cash Manager, the Note Trustee, the Registrar and the Paying Agents (as applicable) of (i) the Rates of Interest applicable to the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes, the Series 3 Eighth Issuer Notes and the Series 4 Eighth Issuer Notes for the relevant Interest Period and (ii) the Dollar amount (in the case of a Series 1 Eighth Issuer Note, a Series 2 Eighth Issuer Note and a Series 4 Class A1 Eighth Issuer
            Note), the Euro amount (in the case of a Series 3 Eighth Issuer Note, a Series 4 Class B Eighth Issuer Note and a Series 4 Class C Eighth Issuer Note) and the Sterling amount (in the case of a Series 4 Class A2 Eighth Issuer Note) (in each case, the INTEREST AMOUNT) payable in respect of each Interest Period in respect of the Principal Amount Outstanding of each such Series 1 Eighth Issuer Note, Series 2 Eighth Issuer Note, Series 3 Eighth Issuer Note and Series 4 Eighth Issuer Note.

      (ii) The Interest Amount in respect of each class of Eighth Issuer Notes shall be determined by applying the relevant Rate of Interest to the Principal Amount Outstanding of the relevant Eighth Issuer Note, multiplying the sum by the applicable day count fraction described in Condition 4(A) and rounding the resultant figure to the nearest $0.01 (in the case of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes), the nearest Euro 0.01 (in the case of the Series 3 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Note and the Series 4 Class C Eighth Issuer Note) and the nearest {pound-sterling}0.01 (in the case of the Series 4 Class A1 Eighth Issuer Note), (half a $0.01, half a Euro 0.01 and half a {pound-sterling}0.01 being rounded upwards). For these purposes, in the case of the Series 1 Class A Eighth Issuer Notes, following the occurrence of a Trigger Event or Enforcement of the Eighth Issuer Security in accordance with the Eighth Issuer Deed of Charge, the Principal Amount Outstanding will include any amount of interest which would otherwise be payable on a monthly Series 1 Class A Interest Payment Date, which interest will be deferred until the next monthly Series 1 Class A Interest Payment Date and will itself bear interest at the rate of interest applicable to subsequent Interest Periods in respect of the Series 1 Class A Eighth Issuer Notes until the next Quarterly Interest Payment Date.

      (E)   Publication of Rates of Interest, Interest Amounts and other Notices

As soon as possible, the Agent Bank will cause the Rate of Interest and the Interest Amount applicable to each class of Eighth Issuer Notes for each
Interest Period and the Interest Payment Date falling at the end of such Interest Period to be notified to the Eighth Issuer, the Eighth Issuer Cash
Manager, the Note Trustee and the Paying Agents (as applicable) and to each stock exchange or listing authority (if any) on which the Eighth Issuer Notes are then listed, will cause notice thereof to be given to the Eighth Issuer Noteholders in accordance with Condition 14. The Interest Amounts and Interest Payment Dates so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of any extension or shortening of the relevant Interest Period.

      (F)   Determination and/or Calculation by Note Trustee

If the Agent Bank does not at any time for any reason determine the Rate of Interest and/or calculate the Interest Amount for any class of the Eighth Issuer Notes in accordance with the foregoing paragraphs, the Note Trustee shall (i) determine the Rate of Interest at such rate as (having such regard as it shall think fit to the procedure described above) it shall deem fair and reasonable in all the

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

circumstances and/or (as the case may be) (ii) calculate the Interest Amount for such Eighth Issuer Notes in the manner specified in paragraph (D) above, and any such determination and/or calculation shall be deemed to have been made by the Agent Bank.

      (G)   Notifications to be Final

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of this Condition 4, whether by the Reference Banks (or any of them) or any other bank or the Agent Bank (in the absence of wilful default, bad faith or manifest or proven error) shall be binding on the Eighth Issuer, the Eighth Issuer Cash Manager, the Reference Banks, such other bank, the Agent Bank, the Note Trustee and all Eighth Issuer Noteholders and (in such absence as aforesaid) no liability to the Eighth Issuer Noteholders shall attach to the Eighth Issuer, the Reference Banks, such other bank, the Agent Bank, the Note Trustee or the Eighth Issuer Cash Manager in connection with the exercise or non-exercise by them or any of them of their powers, duties and discretions hereunder.

      (H)   Reference Banks and Agent Bank

The Agent Bank shall ensure that, so long as any of the Eighth Issuer Notes remains outstanding, there shall at all times be four Reference Banks with offices in London and an Agent Bank. The initial Reference Banks shall be, in the case of Eighth Issuer Notes, the principal London offices of each of [ABN AMRO Bank N.V., Barclays Bank PLC, Citibank, N.A. and The Royal Bank of Scotland plc.]. The initial Agent Bank shall be JPMorgan Chase Bank, London Branch, acting through its London office. In the event of any Reference Bank being unable or unwilling to continue to act as a Reference Bank, the Eighth Issuer shall, with the approval of the Note Trustee, appoint a successor Reference Bank to act as such in its place. In the event of JPMorgan Chase Bank, London Branch being unwilling to act as the Agent Bank, or resigning pursuant to the Eighth Issuer Paying Agent and Agent Bank Agreement, the Eighth Issuer shall, with the approval of the Note Trustee, appoint a successor Agent Bank. If the Eighth Issuer shall fail to appoint a successor Reference Bank or successor Agent Bank (as the case may be), the Agent Bank shall appoint such other bank as may be previously approved in writing by the Note Trustee to act as the Reference Bank or Agent Bank (as the case may be). The resignation of the Agent Bank will not take effect until a successor approved by the Note Trustee has been appointed.

5.    Redemption, Purchase and Cancellation

      (A)    Final Redemption

Unless previously redeemed in full as provided in this Condition 5, the Eighth Issuer shall, subject to Condition 2, redeem the Eighth Issuer Notes at their Principal Amount Outstanding (as defined below) together with accrued interest on the Interest Payment Date falling in [{circle}] in respect of the Series 1 Class A Eighth Issuer Notes, [{circle}] in respect of the Series 2 Class A Eighth Issuer Notes, [{circle}] in respect of the Series 3 Class A Eighth Issuer Notes, and [{circle}] in respect of the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes, the Series 4 Class A Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes, the Series 4 Class C Eighth Issuer Notes.

The Eighth Issuer may not redeem Class A Eighth Issuer Notes in whole or in part prior to those respective dates except as provided in paragraph (B), (D) or (E) below, but without prejudice to Condition 9.

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

      (B)    Mandatory Redemption

Subject as provided below, the Series 2 Class A Eighth Issuer Notes, the Series 3 Class A Eighth Issuer Notes, the Series 4 Class A1 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 2 Eighth Issuer Term AAA Advance, the Series 3 Eighth Issuer Term AAA Advance, the Series 4A1 Eighth Issuer Term AAA Advance and the Series 4A2 Eighth Issuer Term AAA Advance respectively, converted, in the case of the Series 2 Eighth Issuer Term AAA Advance, and the Series 4 Class A1 Eighth Issuer Term AAA Advance into Dollars at the relevant Eighth Issuer Dollar Currency Swap Rate (as defined in Condition 16 below) and converted, in the case of Series 3 Eighth Issuer Term AAA Advance into Euro at the relevant Eighth Issuer Euro Currency Swap Rate (as defined in Condition 16 below). The Series 1 Class A Eighth Issuer Notes shall be redeemed on the Interest Payment Date falling in [{circle}], [{circle}], [{circle}] and [{circle}] in an amount equal to the amount scheduled to be repaid on such Interest Payment Date in respect of, and pursuant to, the Series 1 Eighth Issuer Term AAA Advance converted into Dollars at the Eighth Issuer Dollar Currency Swap Rate.

If on an Interest Payment Date, prior to enforcement of the Eighth Issuer Security or the occurrence of an Asset Trigger Event, amounts are outstanding under more than one series of the Class A Eighth Issuer Notes, then the Eighth Issuer will apply the relevant Eighth Issuer Principal Receipts to repay, as the case may be, of first (1) an amount equal to the amounts repaid under the Series 1 Term AAA Advance will be paid to the Issuer Dollar Currency Swap Provider in respect of the Series 1 Class A Eighth Issuer Notes, [then, in no order of priority between them, but in proportion to the amounts due (2) [the Series 1 Class A Eighth Issuer Notes prior to making payments of principal on the Series 2 Class A Eighth Issuer Notes, the Series 3 Class A Eighth Issuer Notes, the Series 4 Class A1 Eighth Issuer Notes; and the Series 4 Class A2 Eighth Issuer Notes][ (2) the Series 2 Class A Eighth Issuer Notes, converted into Dollars at the relevant Eighth Issuer Dollar Currency Swap Rate, prior to making payments of principal on the Series 3 Class A Eighth Issuer Notes, the Series 4 Class A1 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes]]; and (3) the Series 2 Class A Eighth Issuer Notes prior to making payments of principal on the the Series 3 Class A Eighth Issuer Notes, the Series 4 Class A1 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes.

The Series 4 Class A1 Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 4 Class A1 Eighth Issuer Term AAA Advance of the Eighth Issuer Term AAA Advances converted into Dollars at the relevant Eighth Issuer Dollars Currency Swap Rate.

The Series 4 Class A2 Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 4 Class A2 Eighth Issuer Term AAA Advance of the Eighth Issuer Term AAA Advances in Sterling.

The Series 1 Class B Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of and pursuant to, the Series 1 Eighth Issuer Term AA Advance of the Eighth Issuer Term AA Advances converted into Dollars at the relevant Eighth Issuer Dollar Currency Swap Rate.

The Series 1 Class C Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of,

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

and pursuant to, the Series 1 Eighth Issuer Term BBB Advance of the Eighth Issuer Term BBB Advances converted into Dollars at the relevant Eighth Issuer Dollar Currency Swap Rate.

The Series 2 Class B Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 2 Eighth Issuer Term AA Advance of the Eighth Issuer Term AA Advances converted into Dollars at the relevant Eighth Issuer Dollar Currency Swap Rate.

The Series 2 Class C Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 2 Eighth Issuer Term BBB Advance of the Eighth Issuer Term ABBBAdvances converted into Dollars at the relevant Eighth Issuer Dollar Currency Swap Rate.

The Series 3 Class B Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 3 Eighth Issuer Term AA Advance of the Eighth Issuer Term AA Advances converted into Euros at the relevant Eighth Issuer Euro Currency Swap Rate.

The Series 3 Class C Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 3 Eighth Issuer Term BBB Advance of the Eighth Issuer Term BBB Advances converted into Euros at the relevant Eighth Issuer Euro Currency Swap Rate.

The Series 4 Class B Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 4 Eighth Issuer Term AA Advance of the Eighth Issuer Term AA Advances converted into Euro of the relevant Eighth Issuer Euro Currency Swap Rate.

The Series 4 Class C Eighth Issuer Notes shall be redeemed on each Interest Payment Date in an amount equal to the amount (if any) repaid on the corresponding Interest Payment Date in respect of, and pursuant to, the Series 4 Eighth Issuer Term BBB Advance of the Eighth Issuer Term BBB Advances converted into Euro at the relevant Eighth Issuer Euro Currency Swap Rate.

      (C)   Note  Principal  Payments,  Principal  Amount  Outstanding  and Pool
            Factor

The principal amount redeemable (the NOTE PRINCIPAL PAYMENT) in respect of each Eighth Issuer Note of a particular series and class on any Interest Payment Date under paragraph (B) above shall be the amount required as at that Interest Payment Date to be applied in redemption of the relevant series and class of Eighth Issuer Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant series of Eighth Issuer Notes bears to the aggregate Principal Amount Outstanding of the relevant class of Eighth Issuer Notes rounded down to the nearest $0.01 in respect of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes, and the Series 4 Class A1 Eighth Issuer Notes rounded down to the nearest Euro 0.01 in respect of the Series 3 Eigth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes and rounded down to the nearest {pound-sterling}0.01 in respect of the Series 4 Class A2 Eighth Issuer Notes; provided always that no such Note Principal Payment may exceed the Principal Amount Outstanding of the relevant Eighth Issuer Note.

Four Business Days prior to each Interest Payment  Date (the NOTE DETERMINATION
DATE), the Eighth Issuer shall determine (or cause the Agent Bank to determine)
(i) the amount of any Note Principal Payment due in respect of each Eighth Issuer Note of the relevant series on the immediately following Interest Payment Date, (ii) the Principal Amount Outstanding of each such Eighth Issuer Note (which shall be $1,000, $10,000 and $100,000 (in the case of each Series 1 Eighth Issuer Note, each Series 2 Eighth Issuer Note), and the Series 4 Class A1 Eighth Issuer Notes, [e500,000] (in the case of each Series 3 Eighth Issuer Note, the Series 4 Class B Eighth Issuer Note and the Series C Class M Eighth Issuer Note) and {pound-sterling}10,000 and {pound-sterling}100,000 (in the case of the Series 4 Class A2 Eighth Issuer Note)) and less (in each case) the aggregate amount of all Note Principal Payments in respect of such Eighth Issuer Notes that have been paid since the Closing Date and on or prior to that Note Determination Date (the PRINCIPAL AMOUNT OUTSTANDING) and (iii) the fraction expressed as a decimal to the eighth

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

decimal point (the POOL FACTOR), of which the numerator is the Principal Amount Outstanding of that Eighth Issuer Note (as referred to in (ii) above) and the denominator is $1,000, $10,000 and $100,000 (in the case of each Series 1 Eighth Issuer Note, each Series 2 Eighth Issuer Note), and each series 4 Class A1 Eighth Issuer Note, [e500,000] (in the case of each Series 3 Eighth Issuer Note, each Series 4 Class B Eighth Issuer Note and each Series 4 Class C Eighth Issuer Note) and {pound-sterling}10,000 and {pound-sterling}100,000 (in the case of the Series 4 Class A2 Eighth Issuer Note). Each determination by or on behalf of the Eighth Issuer of any Note Principal Payment of a Eighth Issuer Note, the Principal Amount Outstanding of a Eighth Issuer Note and the Pool Factor shall in each case (in the absence of wilful default, bad faith or manifest or proven error) be final and binding on all persons.

With respect to the Eighth Issuer Notes of each class, the Eighth Issuer will cause each determination of the Note Principal Payment, the Principal Amount Outstanding and the Pool Factor to be notified forthwith, and in any event not later than 1.00 p.m. (London time) on the Note Determination Date, to the Note Trustee, the Paying Agents, the Registrar, the Agent Bank and (for so long as the Eighth Issuer Notes are listed on one or more stock exchanges or listing authorities) the relevant stock exchange or listing authority, and will cause notice of each determination of the Note Principal Payment, the Principal Amount Outstanding and the Pool Factor to be given to Eighth Issuer Noteholders in accordance with Condition 14 by not later than the Business Day after the relevant Interest Payment Date in the case of Global Issuer Notes or as soon as reasonably practicable thereafter in the case of Definitive Eighth Issuer Notes. If no Note Principal Payment is due to be made on any Interest Payment Date falling after [{circle}], then a notice to this effect will be given by or on behalf of the Eighth Issuer to the Eighth Issuer Noteholders which have not been paid in full in accordance with Condition 14.

If the Eighth Issuer does not at any time for any reason determine (or cause the Agent Bank to determine) a Note Principal Payment, the Principal Amount Outstanding or the Pool Factor in accordance with the preceding provisions of this paragraph, such Note Principal Payment, Principal Amount Outstanding and Pool Factor may be determined by the Note Trustee in accordance with this paragraph (C) and each such determination or calculation shall be deemed to have been made by the Eighth Issuer. Any such determination shall (in the absence of manifest or demonstrable error) be binding on the Eighth Issuer, the Agent Bank and the Eighth Issuer Noteholders.

      (D)   Optional Redemption in Full

Upon giving not more than 60 nor less than 30 days' notice to the Note Trustee and the Eighth Issuer Noteholders in accordance with Condition 14, the Eighth Issuer may redeem, unless otherwise provided, all (but not some only) of the Eighth Issuer Notes specified below at their Principal Amount Outstanding together with any accrued interest on the following dates:

      (i) all of the Eighth Issuer Notes (other than the Series 1 Class A Eighth Issuer Notes) on any Interest Payment Date falling in or after [{circle}];

      (ii) the Series 1 Eighth Issuer Notes on any Interest Payment Date on which the aggregate Principal Amount Outstanding of the Series 1 Eighth Issuer Notes then outstanding is less than 10 per cent. of the aggregate Principal Amount Outstanding of the Series 1 Eighth Issuer Notes as at the Closing Date;

      (iii) the Series 2 Eighth Issuer Notes on any Interest Payment Date on which the aggregate Principal Amount Outstanding of the Series 2 Eighth Issuer Notes then outstanding is less than 10 per cent. of the aggregate Principal Amount Outstanding of the Series 2 Eighth Issuer Notes as at the Closing Date;

      (iv) the Series 3 Eighth Issuer Notes on any Interest Payment Date on which the aggregate Principal Amount Outstanding of the Series 3 Eighth Issuer Notes then outstanding is

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

            less  than  10  per  cent.  of  the  aggregate   Principal   Amount
            Outstanding of the Series 3 Eighth Issuer Notes as at the Closing Date; and

      (v) the Series 4 Eighth Issuer Notes on any Interest Payment Date on which the aggregate Principal Amount Outstanding of the Series 4 Eighth Issuer Notes then outstanding is less than 10 per cent. of the aggregate Principal Amount Outstanding of the Series 4 Eighth Issuer Notes as at the Closing Date,

provided that (in any of the cases above), prior to giving any such notice, the Eighth Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Eighth Issuer to the effect that it will have the funds, not subject to any interest of any other person, required to redeem the Issuer Notes as aforesaid and any amounts required to be paid in priority to or pari passu with the Issuer Notes outstanding in accordance with the terms and conditions of the Eighth Issuer Cash Management Agreement.

      (E)   Optional Redemption for Tax and other Reasons

If the Eighth Issuer at any time satisfies the Note Trustee immediately prior to the giving of the notice referred to below that either on the next Interest Payment Date (i) the Eighth Issuer would be required to deduct or withhold from any payment of principal or interest or any other amount under any of the Issuer Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature or (ii) Funding would be required to deduct or withhold from amounts due under the Eighth Issuer Intercompany Loan any amount on account of any present or future taxes, duties, assessments or governmental charges of whatever nature, then the Eighth Issuer shall, if it avoids the relevant event described in (i) or (ii) above, use its reasonable endeavours to arrange the substitution of a company incorporated in another jurisdiction approved by the Note Trustee as principal debtor under the Class A Eighth Issuer Notes, the Class B Eighth Issuer Notes and the Class M Eighth Issuer Notes and as lender under the Eighth Issuer Intercompany Loan Agreement, as the case may be, upon the Note Trustee being satisfied that (1) such substitution will not be materially prejudicial to the Eighth Issuer Noteholders; (2) that the position of the Eighth Issuer Secured Creditors will not thereby be adversely affected; and (3) that such substitution would not require registration of any new security under US securities laws or materially increase the disclosure requirements under US law or the cost of issuance. Only if the Eighth Issuer is unable to arrange a substitution will the Eighth Issuer be entitled to redeem the Issuer Notes as described in this Condition 5(E).

If the Eighth Issuer is unable to arrange a substitution as described above and, as a result, one or more of the events described in (i) or (ii) above (as the case may be) is continuing, then the Eighth Issuer may, having given not more than 60 nor less than 30 days' notice to the Note Trustee and the Eighth Issuer Noteholders in accordance with Condition 14, redeem all (but not some only) of the Issuer Notes on any Interest Payment Date at their aggregate Principal Amount Outstanding together with any interest accrued thereon provided that (in either case), prior to giving any such notice, the Eighth Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Eighth Issuer to the effect that it will have the funds, not subject to the interest of any other person, required to redeem the Eighth Issuer Notes as aforesaid and any amounts required under the Eighth Issuer Pre-Enforcement Revenue Priority of Payments currently set out in the Eighth Issuer Cash Management Agreement to be paid in priority to or pari passu with the Eighth Issuer Notes outstanding in accordance with the terms and conditions thereof.

If, at any time, the Eighth Issuer has delivered a certificate to Funding, the Eighth Issuer Security Trustee and the Rating Agencies to the effect that it would be unlawful for the Eighth Issuer to make, fund or allow to remain outstanding a Term Advance made by it under the Eighth Intercompany Loan Agreement and stating that the Eighth Issuer requires Funding to prepay the Term Advance, the

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Eighth  Issuer  may,  having given not more than 60 days and not less  than  30 days' (or such shorter period as may be required by any relevant law) prior written notice to the Note Trustee and the Eighth Issuer Noteholders in accordance with Condition 14 redeem all (but not some only) of the Eighth Issuer Notes on any Interest Payment Date at their aggregate Principal Amount Outstanding together with any interest accrued thereon provided that, prior to giving any such notice, the Eighth Issuer shall have provided to the Note Trustee a certificate signed by two directors of the Eighth Issuer to the effect that it will have the funds, not subject to the interest of any other person, required to redeem the Eighth Issuer Notes as aforesaid and any amounts required under the Eighth Issuer Pre-Enforcement Revenue Priority of Payments currently set out in the Eighth Issuer Cash Management Agreement to be paid in priority to or pari passu with the Eighth Issuer Notes outstanding in accordance with the terms and conditions thereof.

If the New Basel Capital Accord (as described in the third consultative document "THE NEW BASEL CAPITAL ACCORD" published in April 2003 by the Basel Committee on Banking Supervision) has been implemented in the United Kingdom, whether by rule of law, recommendation of best practice or by any other regulation, and provided that an Eighth Issuer Note Enforcement Notice has not been served on the interest payment date falling in April 2007 and on any interest payment date thereafter, then the Eighth Issuer may redeem all (but not some only) of the Eighth Issuer Notes (other than the Series 1 Class A Eighth Issuer Notes) at the Principal Amount Outstanding thereof, together with any accrued interest thereon, on giving not more than 60 days and not less than 30 days' (or such shorter period as may be required by any relevant law) prior written notice thereof to the Note Trustee and the Eighth Issuer Noteholders in accordance with Condition 14, provided that, prior to giving any such notice, the Eighth Issue shall have provided to the Note Trustee a certificate signed by two directors of the Eighth Issuer to the effect that it will have the funds, not subject to the interest of any other person, required to redeem the Eighth Issuer Notes as aforesaid and any amounts required under the Eighth Issuer Pre-Enforcement Revenue Priority of Payments (or, as the case may be, the Eighth Issuer Post-Enforcement Revenue Priority of Payments) currently set out in the Eighth Issuer Cash Management Agreement to be paid in priority to or pari passu with the Eighth Issuer Notes outstanding in accordance with the terms and conditions thereof.

6.    Payments

      (A)    Presentation of Eighth Issuer Notes

Payments of principal and interest in respect of the Global Eighth Issuer Notes will be made only against the presentation of those Global Eighth Issuer Notes to or to the order of the Registrar (or such Paying Agent as may be notified as being a substitute for the Registrar for the purposes of this Condition 6(A)). In the case of final redemption, and provided that payment is made in full, payments will be made only upon surrender of such Global Eighth Issuer Notes to the Registrar (or such Paying Agent as may be notified as being a substitute for the Registrar for the purposes of this Condition 6(A)). A record of each payment of interest and/or principal made in respect of such Global Eighth Issuer Note will be made on the Global Eighth Issuer Note by or on behalf of the Registrar and such record shall be prima facie evidence that the payment in question has been made.

None of the persons appearing from time to time in the records of DTC, Euroclear or Clearstream, Luxembourg, as the holder of a Eighth Issuer Note of the relevant class shall have any claim directly against the Eighth Issuer in respect of payments due on such Eighth Issuer Note while such Eighth Issuer
Note is represented by a Global Eighth Issuer Note and the Eighth Issuer shall be discharged by payment of the relevant amount to the registered holder of the relevant Global Issuer Note.

In the case of Definitive Eighth Issuer Notes, payments of principal and interest (except where, after such payment, the unpaid principal amount of the relevant Eighth Issuer Note would be reduced to zero (including as a result of any other payment of principal due in respect of such Eighth Issuer

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Note), in which case the  relevant  payment  of  principal and interest, as the case may be, will be made against surrender of such Eighth Issuer Note at the specified office of the Registrar or any Paying Agent, will be made by Dollar cheque drawn on a bank in New York City, in the case of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes, by Sterling cheque drawn on a bank in London, in the case of the Series 4 Class A2 Eighth Issuer Notes or by Euro cheque drawn on a bank in London or such place as the Registrar may maintain a Euro denominated account, in the case of the Series 3 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes, posted to the holder (or to the first-named of joint holders) of such Definitive Eighth Issuer Note at the address shown in the Register on the Record Date (as defined below) not later than the due date for such payment. If any payment due in respect of such Definitive Eighth Issuer Note is not paid in full, the Registrar will annotate the Register with a record of the amount (if any) so paid. For the purposes of this Condition 6(A), the holder of a Definitive Eighth Issuer Note will be deemed to be the person shown as the holder (or the first-named of joint holders) on the Register on the fifteenth day before the due date for such payment (the RECORD DATE).

Upon application by the holder of a Definitive Eighth Issuer Note to the specified office of the Registrar not later than the Record Date for any payment in respect of such Definitive Eighth Issuer Note, such payment will be made by transfer to a Dollar account maintained by the payee with a bank in New York City, in the case of the Series 1 Eighth Issuer Notes and the Series 2 Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes, to a Euro denominated account maintained by the payee with a bank in London or such place as the Registrar may maintain a Euro denominated account, in the case of the Series 3 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes Eighth Issuer Notes or to a Sterling account maintained by the payee with a bank in London, in the case of the Series 4 Class A2 Eighth Issuer Notes Eighth Issuer Notes. Any such application for transfer to such an account shall be deemed to relate to all future payments in respect of such Definitive Eighth Issuer Note until such time as the Registrar is notified in writing to the contrary by the holder thereof.

      (B)   Laws and Regulations

Payments of principal and interest in respect of the Eighth Issuer Notes are subject, in all cases, to any fiscal or other laws and regulations applicable thereto. Eighth Issuer Noteholders will not be charged commissions or expenses on payments.

      (C)   Payment of Interest following a Failure to pay Principal

If payment of principal is improperly withheld or refused on or in respect of any Eighth Issuer Note or part thereof, the interest which continues to accrue in respect of such Eighth Issuer Note in accordance with Condition 4(A) will be paid, in respect of a Global Eighth Issuer Note, against presentation of such Global Eighth Issuer Note at the specified office of the relevant Paying Agent as described in Condition 6(A) above and, in respect of any Definitive Eighth Issuer Note, in accordance with this Condition 6.

      (D)   Change of Paying Agents

The initial Principal Paying Agent, the initial Registrar, the initial Transfer Agent and the initial US Paying Agent and their respective initial specified offices are listed at the end of these Conditions. The Eighth Issuer reserves the right, subject to the prior written approval of the Note Trustee, at any time to vary or terminate the appointment of the Principal Paying Agent, the Registrar, the Transfer Agent and the US Paying Agent and to appoint additional or other Agents. The Eighth Issuer will at all times maintain a Principal Paying Agent with a specified office in London and, for so long as amounts are outstanding in respect of the Series 1 Eighth Issuer Notes and/or the Series 2 Eighth

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Issuer Notes and/or  the  Series  4  Class  A1 Eighth Issuer Notes, a US Paying
Agent with a specified office in New York City and a Registrar. Except where otherwise provided in the Eighth Issuer Trust Deed, the Eighth Issuer will cause at least 30 days' notice of any change in or addition to the Paying Agents, the Transfer Agent or the Registrar or their specified offices to be given in accordance with Condition 14 and will notify the Rating Agencies of such change or addition.

      (E)   No Payment on non-Business Day

If the date for payment of any amount in respect of a Eighth Issuer Note is not a Business Day, Eighth Issuer Noteholders shall not be entitled to payment until the next following Business Day in the relevant place and shall not be entitled to further interest or other payment in respect of such delay. In this Condition 6(E), the expression BUSINESS DAY means a day which is (i) a New York Business Day, (ii) a London Business Day, (iii) a TARGET Business Day, and (iv) a day on which banks are generally open for business in the place of presentation.

      (F)   Partial Payment

If a Paying Agent makes a partial payment in respect of any Eighth Issuer Note presented to it for payment, the Registrar will, in respect of the relevant Eighth Issuer Note, annotate the register of noteholders, indicating the amount and date of such payment.

      (G)   Payment of Interest

If interest is not paid in respect of an Eighth Issuer Note of any class on the date when due and payable (other than because the due date is not a Business Day (as defined in Condition 6(E)) or by reason of non-compliance with Condition 6(A)), then such unpaid interest shall itself bear interest at the Rate of Interest applicable from time to time to such Eighth Issuer Note until such interest and interest thereon are available for payment and notice thereof has been duly given in accordance with Condition 14.

7.    Prescription

Claims against the Eighth Issuer for payment in respect of the Eighth Issuer Notes shall be prescribed and become void unless made within a period of 10 years from the relevant date in respect thereof. After the date on which a payment under an Eighth Issuer Note becomes void in its entirety, no claim may be made in respect thereof. In this Condition 7, the RELEVANT DATE, in respect of a payment under an Eighth Issuer Note, is the date on which the payment in respect thereof first becomes due or (if the full amount of the monies payable in respect of those payments under all the Eighth Issuer Notes due on or before that date has not been duly received by the Principal Paying Agent or the Note Trustee on or prior to such date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to Eighth Issuer Noteholders in accordance with Condition 14.

8.    Taxation

All payments in respect of the Eighth Issuer Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Eighth Issuer or any relevant Paying Agent is required by applicable law to make any payment in respect of the Eighth Issuer Notes subject to any such withholding or deduction. In that event, the Eighth Issuer or such Paying Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. No Paying Agent nor the Eighth Issuer will be obliged to make any additional payments to Eighth Issuer Noteholders in respect of such withholding or deduction.

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9.    Events of Default

      (A)    Class A Eighth Issuer Noteholders

The Note Trustee in its absolute discretion may, and if so requested in writing by the holders of not less than 25 per cent. in aggregate of the Principal Amount Outstanding of the Class A Eighth Issuer Notes or if so directed by or pursuant to an Extraordinary Resolution (as defined in the Eighth Issuer Trust
Deed) of the Class A Eighth Issuer Noteholders shall (subject, in each case, to being indemnified to its satisfaction) give notice (a CLASS A EIGHTH ISSUER NOTE ENFORCEMENT NOTICE) to the Eighth Issuer and the Eighth Issuer Security Trustee declaring the Eighth Issuer Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events (each a EIGHTH ISSUER EVENT OF DEFAULT) which is continuing or unwaived:

      (i) default being made for a period of three Business Days in the payment of the principal of or any interest on any Class A Eighth Issuer Note when and as the same ought to be paid in accordance with these Conditions; or

      (ii) the Eighth Issuer failing duly to perform or observe any other obligation binding upon it under the Class A Eighth Issuer Notes, the Eighth Issuer Trust Deed, the Eighth Issuer Deed of Charge or any other Eighth Issuer Transaction Document and, in any such case (except where the Note Trustee (or, in the case of the Eighth Issuer Deed of Charge, the Eighth Issuer Security Trustee) certifies that, in its opinion, such failure is incapable of remedy when no notice will be required), such failure is continuing for a period of 20 days following the service by the Note Trustee (or, in the case of the Eighth Issuer Deed of Charge, the Eighth Issuer Security Trustee) on the Eighth Issuer of notice requiring the same to be remedied; and the Note Trustee or, as applicable, the Eighth Issuer Security Trustee, has certified that the failure to perform or observe is materially prejudicial to the interests of the Class A Eighth Issuer Noteholders; or

      (iii) the Eighth Issuer, otherwise than for the purposes of such amalgamation or reconstruction as is referred to in sub-paragraph
            (iv) below, ceases or threatens to cease to carry on its business or a substantial part of its business or the Eighth Issuer is deemed unable to pay its debts within the meaning of Section 123(1)(a),
            (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended, modified or re- enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amount of its liabilities (taking into account for both these purposes its contingent and prospective liabilities) or otherwise becomes insolvent; or

      (iv) an order being made or an effective resolution being passed for the winding-up of the Eighth Issuer except a winding-up for the purposes of or pursuant to an amalgamation or reconstruction the terms of which have previously been approved by the Note Trustee in writing or by an Extraordinary Resolution of the Class A Eighth Issuer Noteholders; or

      (v) proceedings being otherwise initiated against the Eighth Issuer under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, an application for an administration order, the filing of documents with the court for the appointment of an administrator, the service of a notice of intention to appoint an administrator or the taking of any steps to appoint an administrator) and (except in the case of an application for an administration order or the taking of any steps to appoint an administrator) such proceedings are not, in the sole opinion of the Note Trustee, being disputed in good faith with a reasonable prospect of success, or an administration order being granted or the appointment of an

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            administrator  taking effect or an administrative  receiver or other receiver, liquidator or other similar official being appointed in relation to the Eighth Issuer or in relation to the whole or any substantial part of the undertaking or assets of the Eighth Issuer, or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Eighth Issuer, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Eighth Issuer and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days, or the Eighth Issuer initiating or consenting to judicial proceedings relating to itself
            under    applicable    liquidation,     insolvency,     composition,
            reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally or taking steps with a view to obtaining a moratorium in respect of any indebtedness; or

      (vi) if a Eighth Issuer Intercompany Loan Enforcement Notice is served under the Eighth Issuer Intercompany Loan Agreement, while any of the Class A Eighth Issuer Notes is outstanding,

provided that, in the case of the events described in sub-paragraph (ii), the Note Trustee (or, as the case may be, the Eighth Issuer Security Trustee) shall have certified to the Eighth Issuer in writing that such event is, in its opinion, materially prejudicial to the interests of the Class A Eighth Issuer Noteholders.

      (B)   Class B Eighth Issuer Noteholders

This Condition 9(B) shall have no effect if, and for as long as, any Class A Eighth Issuer Notes are outstanding. Subject thereto, for so long as any Class B Eighth Issuer Notes are outstanding, the Note Trustee in its absolute discretion may, and if so requested in writing by the holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class B Eighth Issuer Notes or if so directed by or pursuant to an Extraordinary Resolution of the Class B Eighth Issuer Noteholders shall (subject, in each case, to being indemnified to its satisfaction) give notice (a CLASS B EIGHTH ISSUER NOTE ENFORCEMENT NOTICE) to the Eighth Issuer and the Eighth Issuer Security Trustee declaring the Eighth Issuer Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (i) default being made for a period of three Business Days in the payment of the principal of or any interest on any Class B Eighth Issuer Note when and as the same ought to be paid in accordance with these Conditions; or

      (ii)  the  occurrence of any of the events in Condition  9(A)(ii),  (iii),
            (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A)(vi) to Class A Eighth Issuer Notes and Class A Eighth Issuer Noteholders shall be read as references to Class B Eighth Issuer Notes and Class B Eighth Issuer Noteholders respectively.

      (C)   Class C Eighth Issuer Noteholders

This Condition 9(C) shall have no effect if, and for as long as, any Class A Eighth Issuer Notes or any Class B Eighth Issuer Notes are outstanding. Subject thereto, for so long as any Class C Eighth Issuer Notes are outstanding, the Note Trustee in its absolute discretion may, and if so requested in writing by the holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class C Eighth Issuer Notes or if so directed by or pursuant to an Extraordinary Resolution of the Class C Eighth Issuer Noteholders shall (subject, in each case, to being indemnified to its satisfaction) give notice (a CLASS C EIGHTH ISSUER NOTE ENFORCEMENT NOTICE) to the Eighth Issuer and the Eighth

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Issuer  Security  Trustee  declaring  the  Eighth  Issuer  Notes  to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (i) default being made for a period of three Business Days in the payment of the principal of or any interest on any Class C Eighth Issuer Note when and as the same ought to be paid in accordance with these Conditions; or

      (ii)  the  occurrence of any of the events in Condition  9(A)(ii),  (iii),
            (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii), Condition 9(A)(iv) and Condition 9(A)(vi) to Class A Eighth Issuer Notes and Class A Eighth Issuer Noteholders shall be read as references to Class C Eighth Issuer Notes and Class M Eighth Issuer Noteholders respectively.

      (D)    Following Service of a Eighth Issuer Note Enforcement Notice

For the avoidance of doubt, upon any Eighth Issuer Note Enforcement Notice being given by the Note Trustee in accordance with Condition 9(A) above, all the Eighth Issuer Notes then outstanding shall immediately become due and repayable at their Principal Amount Outstanding together with accrued interest as provided in the Eighth Issuer Trust Deed.

10.   Enforcement of Eighth Issuer Notes

Each of the Note Trustee and the Eighth Issuer Security Trustee may, at its discretion and without notice at any time and from time to time, take such steps and institute such proceedings against the Eighth Issuer or any other person as it may think fit to enforce the provisions of (in the case of the Note Trustee) the Eighth Issuer Notes or the Eighth Issuer Trust Deed (including these Conditions) or (in the case of the Eighth Issuer Security Trustee) the Eighth Issuer Deed of Charge or (in either case) any of the other Eighth Issuer Transaction Documents. The Eighth Issuer Security Trustee may, at its discretion and without notice, at any time after the Eighth Issuer Security has become enforceable, take such steps as it may think fit to enforce the Eighth Issuer Security. Neither of them shall be bound to take any such proceedings or steps unless:

      (i) (subject in all cases to restrictions contained in the Eighth Issuer Trust Deed or, as the case may be, the Eighth Issuer Deed of Charge to protect the interests of any higher ranking class of Eighth Issuer Noteholders) it shall have been so directed by an Extraordinary Resolution of the Class A Eighth Issuer Noteholders, the Class B Eighth Issuer Noteholders and the Class C Eighth Issuer Noteholders or so requested in writing by the holders of at least 25 per cent. in Principal Amount Outstanding of the Class A Eighth Issuer Notes, the Class B Eighth Issuer Notes, the Class C Eighth Issuer Notes or, in the case of the Eighth Issuer Security Trustee (subject to restrictions contained in the Eighth Issuer Deed of Charge to protect the interests of the Class A Eighth Issuer Noteholders, the Class B Eighth Issuer Noteholders and the Class C Eighth Issuer Noteholders), so requested by any other Eighth Issuer Secured Creditor; and

      (ii)  it shall have been indemnified to its satisfaction.

Amounts available for distribution after enforcement of the Eighth Issuer Security shall be distributed in accordance with the terms of the Eighth Issuer Deed of Charge.

No Eighth Issuer Noteholder shall be entitled to proceed directly against the Eighth Issuer unless the Note Trustee or the Eighth Issuer Security Trustee (as the case may be), having become bound so to do, fails to do so within a reasonable period and such failure shall be continuing, provided that no

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Class B Eighth Issuer Noteholder or Class C Eighth  Issuer  Noteholder shall be entitled to take proceedings for the winding-up or administration of the Eighth Issuer at any time.

In the event that the Eighth Issuer Security is enforced and, after payment of all other claims ranking in priority to the Class B Eighth Issuer Notes and the Class C Eighth Issuer Notes (as the case may be) under the Eighth Issuer Deed of Charge, the remaining proceeds of such enforcement are insufficient to pay in full all principal and interest and other amounts whatsoever due in respect of the Class B Eighth Issuer Notes and the Class C Eighth Issuer Notes (as the case may be) and all other claims ranking pari passu therewith, then the Class B Eighth Issuer Noteholders and/or the Class C Eighth Issuer Noteholders (as the case may be) shall, upon the Eighth Issuer Security having been enforced and realised to the maximum possible extent as certified by the Eighth Issuer Security Trustee, be forthwith paid their respective shares of such remaining proceeds (as determined in accordance with the provisions of the Eighth Issuer Deed of Charge). On the date of such payment (the OPTION EXERCISE DATE), the Eighth Issuer Security Trustee (on behalf of all of the Class B Eighth Issuer Noteholders and/or the Class C Eighth Issuer Noteholders (as the case may be)) will, at the request of PECOH Limited (the POST ENFORCEMENT CALL OPTION HOLDER), transfer without payment all (but not some only) of the Class B Eighth Issuer Notes and/or the Class C Eighth Issuer Notes (as the case may be) to the Post Enforcement Call Option Holder pursuant to the option granted to it by the Eighth Issuer Security Trustee (as agent for the Eighth Issuer Noteholders) pursuant to a post enforcement call option agreement (the EIGHTH ISSUER POST ENFORCEMENT CALL OPTION AGREEMENT) dated on or about the Closing Date between the Eighth Issuer, the Post Enforcement Call Option Holder and the Eighth Issuer Security Trustee. Immediately upon such transfer, no such former Class B Eighth Issuer Noteholder or the Class C Eighth Issuer Noteholder shall have any further interest in the Class B Eighth Issuer Notes or the Class C Eighth Issuer Notes (as the case may be). Each of the Class B Eighth Issuer Noteholders and the Class C Eighth Issuer Noteholders acknowledges that the Eighth Issuer Security Trustee has the authority and the power to bind the Eighth Issuer Noteholders in accordance with the terms and conditions set out in the Eighth Issuer Post Enforcement Call Option Agreement and each Class B Eighth Issuer Noteholder or Class C Eighth Issuer Noteholder (as the case may be), by subscribing for or purchasing Class B Eighth Issuer Notes or the Class C Eighth Issuer Notes (as the case may be), agrees to be so bound.

      11.    Meetings of Eighth Issuer Noteholders, Modifications and Waiver

      (A)    Quorum

The Eighth Issuer Trust Deed contains provisions for convening meetings of Eighth Issuer Noteholders of any series and/or class to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of the Eighth Issuer Notes (including these Conditions) or the provisions of any of the Eighth Issuer Transaction Documents.

      (B)    Class A Eighth Issuer Notes

The Eighth Issuer Trust Deed provides that:

      (i) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of one series only of the Class A Eighth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class A Eighth Issuer Notes of that series;

      (ii) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more series classes of the Class A Eighth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more series of the Class A Eighth Issuer Notes, shall be deemed to have been duly passed if passed

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            at a single meeting of the holders of such two or more series of the
            Class A Eighth Issuer Notes; and

      (iii) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class A Eighth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more series of the Class A Eighth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more series of the Class A Eighth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more series of the Class A Eighth Issuer Notes.

In the case of a single meeting of the holders of two or more series of the Class A Eighth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class A Eighth Issuer Note denominated in Dollars shall be converted into Sterling at the relevant Eighth Issuer Dollar Currency Swap Rate and the Principal Amount Outstanding of any Class A Eighth Issuer Note denominated in Euro shall be converted into Sterling at the relevant Eighth Issuer Euro Currency Swap Rate.

The Eighth Issuer Trust Deed contains provisions similar to those in the preceding two paragraphs in relation to requests in writing from Class A Eighth Issuer Noteholders upon which the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee is bound to act.

      (C)   Class B Eighth Issuer Notes

The Eighth Issuer Trust Deed provides that:

      (i) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of one series only of the Class B Eighth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class B Eighth Issuer Notes of that series;

      (ii) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class B Eighth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more series of the Class B Eighth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of the Class B Eighth Issuer Notes; and

      (iii) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class B Eighth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more series of the Class B Eighth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more series of the Class B Eighth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more series of the Class B Eighth Issuer Notes.

In the case of a single meeting of the holders of two or more series of the Class B Eighth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class B Eighth Issuer Note denominated in Dollars shall be converted into Sterling at the relevant Eighth Issuer Dollar Currency Swap Rate and the Principal Amount Outstanding of any Class B Eighth Issuer Note denominated in Euro shall be converted into Sterling at the relevant Eighth Issuer Euro Currency Swap Rate.

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

The Eighth Issuer Trust Deed contains provisions similar to those in the preceding two paragraphs in relation to requests in writing from Class B Eighth Issuer Noteholders upon which the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee is bound to act.

      (D)   Class C Eighth Issuer Notes

The Eighth Issuer Trust Deed provides that:

      (i) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of one series only of the Class C Eighth Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class C Eighth Issuer Notes of that series;

      (ii) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class C Eighth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more series of the Class C Eighth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more series of the Class C Eighth Issuer Notes; and

      (iii) a resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more series of the Class C Eighth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more series of the Class C Eighth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more series of the Class C Eighth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more series of the Class C Eighth Issuer Notes.

In the case of a single meeting of the holders of two or more series of the Class C Eighth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class C Eighth Issuer Note denominated in Dollars shall be converted into Sterling at the relevant Eighth Issuer Dollar Currency Swap Rate and the Principal Amount Outstanding of any Class C Eighth Issuer Note denominated in Euro shall be converted into Sterling at the relevant Eighth Issuer Euro Currency Swap Rate.

The Eighth Issuer Trust Deed contains provisions similar to those in the preceding two paragraphs in relation to requests in writing from Class C Eighth Issuer Noteholders upon which the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee is bound to act.

Subject as provided below, the quorum at any meeting of the Eighth Issuer Noteholders of any series or class or classes for passing an Extraordinary Resolution shall be two or more persons holding or representing not less than 50 per cent. of the aggregate Principal Amount Outstanding of the Eighth Issuer Notes of that series or class or classes or, at any adjourned meeting, one or more persons being or representing Eighth Issuer Noteholders of that series or class or classes whatever the aggregate Principal Amount Outstanding of relevant Eighth Issuer Notes so held or represented.

The quorum at any meeting of the Eighth Issuer Noteholders of any series or class or classes for passing an Extraordinary Resolution which includes the sanctioning of a modification which would have the effect of altering the amount or timing of payments of principal on the Eighth Issuer Notes of such series or class or classes or the rate, the day or the timing of payments of interest thereon or of the currency of payment of the Eighth Issuer Notes of such series or class or classes or altering the priority of payments or altering the quorum or majority required in relation to this exception (a BASIC TERMS MODIFICATION), shall be one or more persons holding or representing not less than 75 per cent.

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

or, at any adjourned and reconvened meeting, 25 per cent. in Principal Amount Outstanding of the classes of Eighth Issuer Notes of each series for the time being outstanding.

A resolution signed by or on behalf of all the Eighth Issuer Noteholders of the relevant series or class shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of such series or class of Eighth Issuer Noteholders.

      (E)   Limitations on Class B Eighth Issuer Noteholders

No Extraordinary Resolution of the Class B Eighth Issuer Noteholders (other than any such Extraordinary Resolution referred to in paragraphs (F) or (G) below) shall take effect for any purpose while any Class A Eighth Issuer Notes remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Eighth Issuer Noteholders or the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Eighth Issuer Noteholders.

      (F)   Limitations on Class C Eighth Issuer Noteholders

No Extraordinary Resolution of the Class C Eighth Issuer Noteholders (other than any such Extraordinary Resolution referred to in paragraph (G) below) shall take effect for any purpose while any Class A Eighth Issuer Notes or any Class B Eighth Issuer Notes remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Eighth Issuer Noteholders and/or the Class B Eighth Issuer Noteholders (as the case may be) or the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Eighth Issuer Noteholders and/or the Class B Eighth Issuer Noteholders (as the case may be).

      (G) Approval of Modifications and Waivers by Class B Eighth Issuer Noteholders and Class C Eighth Issuer Noteholders

      (i) No Extraordinary Resolution of the Class A Eighth Issuer Noteholders to sanction a modification of, or any waiver or authorisation of any breach or proposed breach of, any of the provisions of the Eighth Issuer Transaction Documents or these Conditions shall take effect unless it shall have been sanctioned by an Extraordinary Resolution of the Class B Eighth Issuer Noteholders an Extraordinary Resolution of the Class C Eighth Issuer Noteholders or the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class B Eighth Issuer Noteholders and the Class C Eighth Issuer Noteholders.

      (ii) After the Class A Eighth Issuer Notes have been fully redeemed, no Extraordinary Resolution of the Class B Eighth Issuer Noteholders to sanction a modification of, or any waiver or authorisation of any breach or proposed breach of, any of the provisions of the Transaction Documents or these Conditions shall take effect unless it shall have been sanctioned by an Extraordinary Resolution of the Class C Eighth Issuer Noteholders or the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class C Eighth Issuer Noteholders.

      (H) Modifications and Determinations by Note Trustee and Eighth Issuer Security Trustee

The Note Trustee and the Eighth Issuer Security Trustee may agree, without the consent of the Eighth Issuer Noteholders, (i) to any modification of, or to the waiver or authorisation of any breach or

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

proposed breach of, these Conditions or any of the Eighth Issuer Transaction Documents, which is not, in the opinion of the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee, materially prejudicial to the interests of the Eighth Issuer Noteholders or (ii) to any modification of these Conditions or any of the Eighth Issuer Transaction Documents which, in the opinion of the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee, is to correct a manifest or proven error or is of a formal, minor or technical nature.

The Note Trustee may also, without the consent of the Eighth Issuer Noteholders, determine that any Eighth Issuer Event of Default shall not, or shall not subject to specified conditions, be treated as such. Any such modification, waiver, authorisation or determination shall be binding on the Eighth Issuer Noteholders and, unless the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee agrees otherwise, any such modification shall be notified to the Eighth Issuer Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

      (I)   Exercise  of Note  Trustee's  or Eighth  Issuer  Security  Trustee's
            Functions

Where the Note Trustee or the Eighth Issuer Security Trustee is required, in connection with the exercise of its powers, trusts, authorities, duties and discretions, to have regard to the interests of the Eighth Issuer Noteholders of any series or class, it shall have regard to the interests of such Eighth Issuer Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, neither the Note Trustee nor the Eighth Issuer Security Trustee shall have regard to, or be in any way liable for, the consequences of such exercise for individual Eighth Issuer Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory. In connection with any such exercise, neither the Note Trustee nor the Eighth Issuer Security Trustee shall be entitled to require, and no Eighth Issuer Noteholder shall be entitled to claim, from the Eighth Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Eighth Issuer Noteholders.

12.   Indemnification of the Note Trustee and the Eighth Issuer Security Trustee

The Eighth Issuer Trust Deed and the Eighth Issuer Deed of Charge contain provisions governing the responsibility (and relief from responsibility) of the Note Trustee and the Eighth Issuer Security Trustee, respectively, and providing for its indemnification in certain circumstances, including provisions relieving it from taking enforcement proceedings or, in the case of the Security Trustee, enforcing the Eighth Issuer Security unless indemnified to its satisfaction.

The Note Trustee and the Eighth Issuer Security Trustee and their related companies are entitled to enter into business transactions with the Eighth Issuer, the Eighth Issuer Cash Manager and/or the related companies of any of them and to act as note trustee and security trustee, respectively, for the holders of any notes issued by a new issuer and/or any other person who is a party to any Eighth Issuer Transaction Document or whose obligations are comprised in the Eighth Issuer Security and/or any of their subsidiary or associated companies without accounting for any profit resulting therefrom.

Neither the Note Trustee nor the Eighth Issuer Security Trustee will be responsible for any loss, expense or liability which may be suffered as a result of any assets comprised in the Eighth Issuer Security, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by clearing organisations or their operators or by intermediaries such as banks, brokers or other similar persons on behalf of the Note Trustee and/or the Eighth Issuer Security Trustee.

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

13.   Replacement of Eighth Issuer Notes

      (A)    Definitive Eighth Issuer Notes

If any Definitive Eighth Issuer Note is mutilated, defaced, lost, stolen or destroyed, it may be replaced at the specified office of any Paying Agent. Replacement of any mutilated, defaced, lost, stolen or destroyed Definitive Eighth Issuer Note will only be made on payment of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity as the Eighth Issuer, the Registrar, the Principal Paying Agent and the US Paying Agent (as applicable) may reasonably require. Mutilated or defaced Definitive Eighth Issuer Notes must be surrendered before new ones will be issued.

      (B)    Global Eighth Issuer Notes

If a Global Eighth Issuer Note is lost, stolen, mutilated, defaced or destroyed, it shall, upon satisfactory evidence of such loss, theft, mutilation, defacement or destruction being given to the Eighth Issuer and the Note Trustee, become void and a duly executed and authenticated replacement Global Eighth Issuer Note will be delivered by the Eighth Issuer to the registered holder only upon surrender, in the case of mutilation or defacement, of the relevant Global Eighth Issuer Note. Replacement thereof will only be made upon payment of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity as the Eighth Issuer, the Registrar, the Principal Paying Agent and the US Paying Agent (as applicable) may reasonably require.

14.   Notice to Eighth Issuer Noteholders

      (A)    Publication of Notice

Any notice to Eighth Issuer Noteholders shall be validly given if published in:

      (i)    the Financial Times; and

      (ii) for so long as amounts are outstanding in respect of the Series 1 Eighth Issuer Notes and/or the Series 2 Eighth Issuer Notes and/or the Series 4 Eighth Issuer Notes, the New York Times;

or, if any such newspaper shall cease to be published or, if timely publication therein is not practicable, in such newspaper or newspapers as the Note Trustee shall approve in advance having a general circulation in the United Kingdom and the US; provided that if, at any time, the Eighth Issuer procures that the information concerned in such notice shall appear on a page of the Reuters screen, or any other medium for electronic display of data as may be previously approved in writing by the Note Trustee and notified to Eighth Issuer Noteholders (in each case a RELEVANT SCREEN), publication in the newspapers set out above or such other newspaper or newspapers shall not be required with respect to such information. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication shall have been made in the newspaper or newspapers in which (or on the Relevant Screen on which) publication is required.

While the Eighth Issuer Notes are represented by Global Eighth Issuer Notes, notices to Eighth Issuer Noteholders will be valid if published as described above, or, at the option of the Eighth Issuer, if delivered to DTC in the case of the Dollar Global Eighth Issuer Notes, or to Euroclear and/or Clearstream, Luxembourg in the case of the Series 3 Reg S Global Eighth Issuer Notes and the Series 4 Reg S Global Eighth Issuer Notes, for communication by them to Eighth Issuer Noteholders. Any notice delivered to DTC, Euroclear and/or Clearstream, Luxembourg, as aforesaid shall be deemed to have been given on the day of such delivery.

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      (B)   Note Trustee's Discretion to Select Alternative Method

The Note Trustee shall be at liberty to sanction some other method of giving notice to the Eighth Issuer Noteholders or category of them if, in its opinion, such other method is reasonable having regard to market practice then prevailing and to the requirements of the stock exchanges or listing authorities on which the Eighth Issuer Notes are then listed and provided that notice of such other method is given to the Eighth Issuer Noteholders in such manner as the Note Trustee shall require.

15.   Governing Law and Jurisdiction

The Eighth Issuer Transaction Documents (other than the Eighth Issuer Underwriting Agreement) and the Eighth Issuer Notes are governed by, and shall be construed in accordance with, English law. The courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Eighth Issuer Notes and the Eighth Issuer Transaction Documents (other than the Eighth Issuer Underwriting Agreement). The Eighth Issuer and the other parties to the Eighth Issuer Transaction Documents (other than the Eighth Issuer Underwriting Agreement) irrevocably submit to the non-exclusive jurisdiction of the courts of England. The Eighth Issuer Underwriting Agreement is governed by the laws of the State of New York and the Eighth Issuer and the other parties to the Eighth Issuer Underwriting Agreement irrevocably agree that any state or federal court in the State of New York will have exclusive jurisdiction to hear any dispute arising out of the Eighth Issuer Underwriting Agreement.

16.   Definitions

Unless otherwise defined in these Conditions or unless the context otherwise requires, in these Conditions the following words shall have the following meanings and any other capitalised terms used in these Conditions shall have the meanings ascribed to them in the Master Definitions and Construction
Schedules:

ASSET TRIGGER EVENT means the event that occurs when there is a positive balance on the AAA Principal Deficiency Sub Ledger. The terms of an Asset Trigger Event may change if Funding enters into a new intercompany loan agreement;

AUTHORISED INVESTMENTS means (i) Sterling gilt-edged investments and (ii) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised person under the FSMA) are rated [A-1+ by Standard and Poor's, F1+ by Fitch and P-1 by Moody's] or which are otherwise acceptable to the Rating Agencies (if they are notified in advance) to maintain the current ratings of the Eighth Issuer Notes;

DILIGENCE means the process (under Scots Law) by which a creditor attaches the property of a debtor to implement or secure a court decree or judgment;

EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENTS means collectively the Series 1 Class A Eighth Issuer Dollar Currency Swap Agreement, the Series 1 Class B Eighth Issuer Dollar Currency Swap Agreement, the Series 1 Class C Eighth
Issuer Dollar Currency Swap Agreement, the Series 2 Class A Eighth Issuer Dollar Currency Swap Agreement, the Series 2 Class B Eighth Issuer Dollar Currency Swap Agreement, the Series 2 Class C Eighth Issuer Dollar Currency Swap Agreement and the Series 4 Class A1 Eighth Issuer Dollar Currency Swap Agreement;

EIGHTH ISSUER DOLLAR CURRENCY SWAP PROVIDERS means Eighth Issuer Series 1 Dollar Currency Swap Provider, Eighth Issuer Series 2 Dollar Currency Swap Provider and the Eighth Issuer Series 4 Dollar Currency Swap Provider;

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EIGHTH ISSUER DOLLAR CURRENCY SWAP RATES means the  rates  at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to, as applicable, the Series 1 Class A Eighth Issuer Dollar Currency Swap Agreement, the Series 1 Class B Eighth Issuer Dollar Currency Swap Agreement, the Series 1 Class C Eighth Issuer Dollar Currency Swap Agreement, the Series 2 Class A Eighth Issuer Dollar Currency Swap Agreement, the Series 2 Class B Eighth Issuer Dollar Currency Swap Agreement, the Series 2 Class C Eighth Issuer Dollar Currency Swap Agreement and the Series 4 Class A1 Eighth Issuer Dollar Currency Swap Agreement (in each case, as applicable) or, if there is no relevant Eighth Issuer Dollar Currency Swap Agreement in effect at such time, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

EIGHTH ISSUER EURO CURRENCY SWAP AGREEMENTS means collectively the Series 3 Class A Eighth Issuer Euro Currency Swap Agreement, the Series 3 Class B Eighth Issuer Euro Currency Swap Agreement, the Series 3 Class C Eighth Issuer Euro Currency Swap Agreement, the Series 4 Class B Eighth Issuer Euro Currency Swap Agreement and the Series 4 Class C Eighth Issuer Euro Currency Swap Agreement;

EIGHTH ISSUER EURO CURRENCY SWAP PROVIDER means [Citibank, N.A., London Branch] or such other euro currency swap provider appointed from time to time in relation to the Series 3 Class A Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes or the Series 4 Class C Eighth Issuer Notes (or any class of them, as the context shall require), in accordance with the terms of the Eighth Issuer Transaction Documents;

EIGHTH ISSUER EURO CURRENCY SWAP RATES means the rates at which Euro are converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the Series 3 Class A Eighth Issuer Euro Currency Swap Agreement, the Series 3 Class B Eighth Issuer Euro Currency Swap Agreement, the Series 3 Class C Eighth Issuer Euro Currency Swap Agreement, the Series 4 Class B Eighth Issuer Euro Currency Swap Agreement and the Series 4 Class C Eighth Issuer Euro Currency Swap Agreement (in each case, as applicable) or, if there is no relevant Eighth Issuer Euro Currency Swap Agreement in effect at such time, the "spot" rate at which Euro are converted to Sterling or, as the case may be, Sterling is converted to Euro on the foreign exchange markets;

EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Eighth Issuer Notes;

EIGHTH ISSUER NOTES means the Class A Eighth Issuer Notes, the Class B Eighth Issuer Notes and the Class C Eighth Issuer Notes;

EIGHTH ISSUER REVENUE RECEIPTS means on an Interest Payment  Date,  the sum of:
(a) interest paid by Funding on the relevant Interest Payment Date in respect of the Eighth Issuer Term Advances under the terms of the Eighth Issuer Intercompany Loan Agreement; (b) fees to be paid by Funding on the relevant Interest Payment Date under the terms of the Eighth Issuer Intercompany Loan Agreement; (c) interest payable on the Eighth Issuer Bank Accounts and any Authorised Investments made with funds standing to the credit of the Eighth Issuer Bank Accounts in each case which will be received on or before the relevant Interest Payment Date; and (d) other net income of the Eighth Issuer including amounts received or to be received under the Eighth Issuer Swap Agreements;

EIGHTH ISSUER SERIES 1 DOLLAR CURRENCY SWAP PROVIDER means {circle} or such other dollar currency swap providers appointed from time to time in relation to the Series 1 Eighth Issuer Notes in accordance with the terms of the Eighth Issuer Transaction Documents;

EIGHTH ISSUER SERIES 2 DOLLAR CURRENCY SWAP PROVIDER means {circle} or such other dollar currency swap providers appointed from time to time in relation to the Series 2 Eighth Issuer Notes in accordance with the terms of the Eighth Issuer Transaction Documents;

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EIGHTH  ISSUER  SERIES 4 DOLLAR CURRENCY SWAP PROVIDER means {circle}  or  such other dollar currency swap providers appointed from time to time in relation to the Series 4 Eighth Issuer Notes in accordance with the terms of the Eighth Issuer Transaction Documents;

EIGHTH ISSUER SWAP AGREEMENTS means the Eighth Issuer Dollar Currency Swap Agreements and the Eighth Issuer Euro Currency Swap Agreements;

EIGHTH ISSUER TRANSACTION ACCOUNTS means the Sterling account in the name of the Eighth Issuer held with Abbey National and the Dollar and Euro accounts in the name of the Eighth Issuer held with Citibank, N.A., London Branch designated as such (or such other accounts at such other banks as may become an Eighth Issuer Transaction Account in accordance with the Eighth Issuer Transaction Documents);

EIGHTH ISSUER TRANSACTION DOCUMENTS means the Mortgage Sale Agreement, the Servicing Agreement, the Mortgages Trust Deed, the Cash Management Agreement, the Eighth Issuer Corporate Services Agreement, the Eighth Issuer Intercompany Loan Agreement, the Funding Deed of Charge, the Fifth Deed of Accession, the Funding Guaranteed Investment Contract, the Funding Liquidity Facility Agreement, the Mortgages Trustee Guaranteed Investment Contract, the Bank Account Agreement, the Eighth Issuer Bank Account Agreement, the Eighth Issuer Deed of Charge, the Eighth Issuer Trust Deed, the Eighth Issuer Paying Agent and Agent Bank Agreement, the Eighth Issuer Cash Management Agreement, the Eighth Issuer Post Enforcement Call Option Agreement, the Eighth Start-up Loan Agreement, the Eighth Issuer Swap Agreements, the Eighth Issuer Underwriting Agreement, the Eighth Issuer Subscription Agreement, the Funding Swap Agreement, and such other related documents which are referred to in the terms of the above documents or which relate to the issue of the Eighth Issuer Notes;

FINAL MATURITY DATE means:

(i) in respect of the Series 1 Class A Eighth Issuer Notes, the Interest Payment Date falling in [April 2005];

(ii) in respect of the Series 2 Class A Eighth Issuer Notes, the Interest Payment Date falling in [April 2011];

(iii) in respect of the Series 3 Class A Eighth Issuer Notes, the Interest Payment Date falling in [April 2020];

(iv) in respect of the Series 4 Class A1 Eighth Issuer Notes, the Interest Payment Date falling in [July 2040];

(v) in respect of the Series 4 Class A2 Eighth Issuer Notes, the Interest Payment Date falling in [July, 2040];

(vi) in respect of the Series 1 Class B Eighth Issuer Notes, the Interest Payment Date falling in [July 2040];

(vii) in respect of the Series 2 Class B Eighth Issuer Notes, the Interest Payment Date falling in [July 2040];

(viii)in respect of the Series 3 Class B Eighth Issuer Notes, the Interest Payment Date falling in [July 2040];

(ix) in respect of the Series 4 Class B Eighth Issuer Notes, the Interest Payment Date falling in [July 2040];

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(x)   in respect  of the  Series 1 Class C Eighth  Issuer  Notes,  the  Interest
      Payment Date falling in [July 2040];

(xi) in respect of the Series 2 Class C Eighth Issuer Notes, the Interest Payment Date falling in [July 2040];

(xii) in respect of the Series 3 Class C Eighth Issuer Notes, the Interest Payment Date falling in [July 2040]; and

(xiii)in respect of the Series 4 Class C Eighth Issuer Notes, the Interest Payment Date falling in [July 2040];

NON-ASSET TRIGGER EVENT means any of the following events: (a) an Insolvency Event which occurs in relation to the Seller; (b) the role of the Seller as Servicer under the Servicing Agreement is terminated and a new Servicer is not appointed within 60 days; (c) on the Distribution Date immediately succeeding a Seller Share Event Distribution Date, the Current Seller Share is equal to or less than the Minimum Seller Share (determined using the amounts of the Current Seller Share and Minimum Seller Share that would exist after making the distributions of the Principal Receipts due on that Distribution Date on the basis that the Cash Manager assumes that those Principal Receipts are distributed in the manner described in the Mortgages Trust Deed); or (d) the Outstanding Principal Balance of Loans constituting the Trust Property falls below (i) {pound-sterling}21 billion in the period from and including the Closing Date to and including the Interest Payment Date in July 2006 or (ii) {pound-sterling}2.5 billion in the period from and including the Interest Payment Date in July 2006 to but excluding the Interest Payment Date in July 2010. The terms of a Non-Asset Trigger Event may change if Funding enters into a new intercompany loan agreement;

RATING AGENCIES means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.

REGISTRAR means J.P. Morgan Bank Luxembourg S.A. at 5 Rue Plaetis, L- 2238, Luxembourg;

SECURITY TRUSTEE means JPMorgan Chase Bank, London Branch (formerly known as The Chase Manhattan Bank, London Branch) or such other persons and all other persons for the time being acting as security trustee pursuant to the Funding Deed of Charge;

SERIES 1 CLASS A EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENT means the sterling/dollar currency swap agreement in relation to the Series 1 Class A Eighth Issuer Notes entered into on or about the Closing Date between the Series 1 Eighth Issuer Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 1 CLASS B EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENT means the sterling/dollar currency swap agreement in relation to the Series 1 Class B Eighth Issuer Notes entered into on or about the Closing Date between the Series 1 Eighth Issuer Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 1 CLASS C EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENT means the sterling/dollar currency swap agreement in relation to the Series 1 Class C Eighth Issuer Notes entered into on or about the Closing Date between the Series 1 Eighth Issuer Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 2 CLASS A EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENT means the sterling/dollar currency swap agreement in relation to the Series 2 Class A Eighth Issuer Notes entered into on or about the Closing Date between the Series 2 Eighth Issuer Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

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

SERIES 2 CLASS B EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENT means the sterling/dollar currency swap agreement in relation to the Series 2 Class B Eighth Issuer Notes entered into on or about the Closing Date between the Series 2 Eighth Issuer Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 2 CLASS C EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENT means the sterling/dollar currency swap agreement in relation to the Series 2 Class C Eighth Issuer Notes entered into on or about the Closing Date between the Series 2 Eighth Issuer Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 3 CLASS A EIGHTH ISSUER EURO CURRENCY SWAP AGREEMENT means the sterling/euro currency swap agreement in relation to the Series 3 Class A Eighth Issuer Notes entered into on or about the Closing Date between the Eighth Issuer Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 3 CLASS B EIGHTH ISSUER EURO CURRENCY SWAP AGREEMENT means the sterling/euro currency swap agreement in relation to the Series 3 Class B Eighth Issuer Notes entered into on or about the Closing Date between the Eighth Issuer Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 3 CLASS C EIGHTH ISSUER EURO CURRENCY SWAP AGREEMENT means the sterling/euro currency swap agreement in relation to the Series 3 Class C Eighth Issuer Notes entered into on or about the Closing Date between the Eighth Issuer Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 4 CLASS A1 EIGHTH ISSUER DOLLAR CURRENCY SWAP AGREEMENT means the sterling/dollar currency swap agreement in relation to the Series 4 Class A1 Eighth Issuer Notes entered into on or about the Closing Date between the Series 4 Class A1 Eighth Issuer Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 4 CLASS A1 EIGHTH ISSUER EURO CURRENCY SWAP AGREEMENT means the sterling/euro currency swap agreement in relation to the Series 4 Class A1 Eighth Issuer Notes entered into on or about the Closing Date between the Eighth Issuer Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 4 CLASS B EIGHTH ISSUER EURO CURRENCY SWAP AGREEMENT means the sterling/euro currency swap agreement in relation to the Series 4 Class B Eighth Issuer Notes entered into on or about the Closing Date between the Eighth Issuer Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 4 CLASS C EIGHTH ISSUER EURO CURRENCY SWAP AGREEMENT means the sterling/euro currency swap agreement in relation to the Series 4 Class C Eighth Issuer Notes entered into on or about the Closing Date between the Eighth Issuer Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee;

SERIES 1 CLASS A EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class A Eighth Issuer Notes;

SERIES 1 CLASS B EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class B Eighth Issuer Notes;

SERIES 1 CLASS C EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class C Eighth Issuer Notes;

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

SERIES 2 CLASS A EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class A Eighth Issuer Notes;

SERIES 2 CLASS B EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class B Eighth Issuer Notes;

SERIES 2 CLASS C EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class C Eighth Issuer Notes;

SERIES 3 CLASS A EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class A Eighth Issuer Notes;

SERIES 3 CLASS B EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class B Eighth Issuer Notes;

SERIES 3 CLASS C EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class C Eighth Issuer Notes;

SERIES 4 CLASS A1 EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A1 Eighth Issuer Notes;

SERIES 4 CLASS A2 EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A2 Eighth Issuer Notes;

SERIES 4 CLASS B EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class B Eighth Issuer Notes;

SERIES 4 CLASS C EIGHTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class C Eighth Issuer Notes;

SERIES 1 CLASS A EIGHTH ISSUER NOTES means the [US$1,850,000,000] series 1 class A asset backed floating rate Eighth Issuer notes due [April 2005];

SERIES 1 CLASS B EIGHTH ISSUER NOTES means the [US$62,900,000] series 1 class B asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 1 CLASS C EIGHTH ISSUER NOTES means the [US$107,300,000] series 1 class C asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 2 CLASS A EIGHTH ISSUER NOTES  means  the  [US$1,500,000,000]
series  2  class  A  asset  backed  floating  rate  Eighth   Issuer  notes  due
[April 2011];

SERIES 2 CLASS B EIGHTH ISSUER NOTES means the [US$51,000,000] series 2 class B asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 2 CLASS C EIGHTH ISSUER NOTES means the [US$87,000,000] series 2 class C asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 3 CLASS A EIGHTH ISSUER NOTES means the [e990,000,000] series 3 class A asset backed floating rate Eighth Issuer notes due [April 2020];

SERIES 3 CLASS B EIGHTH ISSUER NOTES means the [e34,000,000] series 3 class B asset backed floating rate Eighth Issuer notes due [July 2040];

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

SERIES 3 CLASS C EIGHTH ISSUER NOTES means the [e57,500,000] series 3 class C asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 4 CLASS A1 EIGHTH ISSUER NOTES means the [{pound-sterling}500,000,000] series 4 class A1 asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 4 CLASS A2 EIGHTH ISSUER NOTES means the [US$500,000,000] series 4 class A2 asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 4 CLASS B EIGHTH ISSUER NOTES means the [{pound-sterling}26,300,000] series 4 class B asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 4 CLASS C EIGHTH ISSUER NOTES means the [{pound-sterling}44,800,000] series 4 class C asset backed floating rate Eighth Issuer notes due [July 2040];

SERIES 1 EIGHTH ISSUER NOTES means collectively the Series 1 Class A Eighth Issuer Notes, the Series 1 Class B Eighth Issuer Notes and the Series 1 Class C Eighth Issuer Notes;

SERIES 2 EIGHTH ISSUER NOTES means collectively the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes and the Series 2 Class C Eighth Issuer Notes;

SERIES 3 EIGHTH ISSUER NOTES means collectively the Series 3 Class A Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes and the Series 3 Class C Eighth Issuer Notes;

SERIES 4 EIGHTH ISSUER NOTES means collectively the Series 4 Class A1 Eighth Issuer Notes, the Series 4 Class A2 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes;

TRANSACTION DOCUMENTS means the Eighth Issuer Transaction Documents, those documents to which Holmes Financing (No. 1) PLC is a party in relation to the notes issued by Holmes Financing (No. 1) PLC on 26th July, 2000, those documents to which Holmes Financing (No. 2) PLC is a party in relation to the notes issued by Holmes Financing (No. 2) PLC on 29th November, 2000, those documents to which Holmes Financing (No. 3) PLC is a party in relation to the notes issued by Holmes Financing (No. 3) PLC on 23rd May, 2001, those documents to which Holmes Financing (No. 4) PLC is a party in relation to the notes issued by Holmes Financing (No. 4) PLC on 5th July, 2001 and those documents to which Holmes Financing (No.5) PLC is a party in relation to the notes issued by Holmes Financing (No.5) on 8th November, 2001, those documents to which Holmes Financing (No. 6) PLC is a party to in relation to the notes issued by Holmes Financing (No. 6) on 7th November, 2002 and those documents to which Holmes Financing (No. 7) PLC is a party to in relation to the notes issued by Holmes Financing (No. 7) on 26th March, 2003;

TRIGGER EVENT means an Asset Trigger Event or a Non-Asset Trigger Event, as the case may be; and

Any reference to a CLASS of Eighth Issuer Notes or of Eighth Issuer Noteholders shall be a reference to the class of any of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes, the Series 3 Eighth Issuer Notes or the Series 4 Eighth Issuer Notes as the context requires. Any reference to a SERIES of Eighth Issuer Notes shall be a reference, as the context requires, to the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes, the Series 3 Eighth Issuer Notes or the Series 4 Eighth Issuer Notes.

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                                  SCHEDULE 4

                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.    (A)   As used in this Schedule the following  expressions shall have the following meanings unless the context otherwise requires:

            (i) VOTING CERTIFICATE shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

                  (a) that on the date thereof Eighth Issuer Notes (represented by a Global Eighth Issuer Note and not being Eighth Issuer Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control and that no such will Eighth Issuer Notes cease to be so held until the first to occur of:

                        (1) the conclusion of the meeting specified in such certificate or, if applicable, of any adjourned such meeting; and

                        (2) the surrender of the certificate to the Paying Agent who issued the same; and

                  (b) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Eighth Issuer Notes represented by such certificate;

            (ii) BLOCK VOTING INSTRUCTION shall mean an English language document issued by a Paying Agent and dated in which:

                  (a) it is certified that Eighth Issuer Notes (represented by a Global Eighth Issuer Note and not being Eighth Issuer Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control and that no such Eighth Issuer Notes will cease to be so held until the first to occur of:

                        (1) the conclusion of the meeting specified in such document or, if applicable, of any adjourned such meeting; and

                        (2) the surrender to that Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such Eighth Issuer Note which is to be released or (as the case may require) the Eighth Issuer Note or Eighth Issuer Notes ceasing with the agreement of that Paying Agent to be held to its order or under its control and the giving of notice by that Paying Agent to the Eighth Issuer in accordance with paragraph 17 hereofof the necessary amendment to the block voting instruction;

                  (b) it is certified that each holder of such Eighth Issuer Notes has instructed such Paying Agent that the vote(s) attributable to the Eighth Issuer Note or Eighth Issuer Notes so held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

                  (c) the aggregate principal amount of the Eighth Issuer Notes so held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                  (d) one or more persons named in such document (each hereinafter called a PROXY) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Eighth Issuer Notes so listed in accordance with the instructions referred to in (c) above as set out in such document;

            (iii) 24 HOURS shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid;

            (iv) 48 HOURS shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid; and

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

            (v)   EIGHTH ISSUER NOTES and NOTEHOLDERS shall mean:

                  (a)   in  connection   with  a  single   meeting  of  Class  A
                        Noteholders, Class A Eighth Issuer Notes and Class A Noteholders, respectively;

                  (b) in connection with a meeting of Class B Noteholders, Class B Eighth Issuer Notes and Class B Noteholders respectively; and

                  (c) in connection with a meeting of Class C Noteholders, Class M Eighth Issuer Notes and Class C Noteholders respectively.

      (B) A holder of a Eighth Issuer Note represented by a Global Eighth Issuer Note may obtain a voting certificate in respect of such Eighth Issuer Note from a Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Eighth Issuer Note or by such Eighth Issuer Note (to the satisfaction of such Paying Agent) being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in subparagraph (A)(i)(a) or
            (A)(ii)(a) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent to the effect set out in subparagraph (A)(ii)(b) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Eighth Issuer Notes to which such voting certificate or block voting instruction relates and the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Eighth Issuer Notes.

      (C)   (i)   A  holder  of  Definitive  Eighth  Issuer  Notes  may,  by  an instrument  in  writing  in the  English  language  (a FORM OF
                  PROXY) signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a PROXY) to act on his or its behalf in connection with any meeting of the Noteholders and any adjourned such meeting.

            (ii)  Any  holder  of  Definitive  Eighth  Issuer  Notes  which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a REPRESENTATIVE) in connection with any meeting of the Noteholders and any adjourned such meeting.

            (iii) Any proxy  appointed  pursuant  to  subparagraph  (i) above or representative appointed pursuant to subparagraph (ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Noteholders, to be the holder of the Definitive Eighth Issuer Notes to which such appointment relates and the holder of the Definitive Eighth Issuer Notes shall be deemed for such purposes not to be the holder.

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

2.    The  Eighth  Issuer  or the Note  Trustee  may at any time and the  Eighth
      Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Eighth Issuer Notes for the time being outstanding convene a meeting of the Noteholders and if the Eighth Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Note Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Note Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Noteholders prior to any meeting of the Noteholders. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (i) Eighth Issuer Notes represented by a Global Eighth Issuer Note may, not less than 48 hours before the time fixed for the meeting, be held to the order or under the control of any Paying Agent (to its satisfaction) for the purpose of obtaining voting certificates or appointing proxies and (ii) the holders of Definitive Eighth Issuer Notes of the relevant class may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar not less than 48 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Note Trustee (unless the meeting is convened by the Note Trustee) and, to the Eighth Issuer (unless the meeting is convened by the Eighth Issuer).

4. A person (who may but need not be a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Noteholders present shall choose one of their number to be Chairman, failing which the Eighth Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. At any such meeting one or more persons present holding Eighth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Eighth Issuer Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present holding or representing Eighth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 50 per cent. in Principal Amount Outstanding of the Eighth Issuer Notes (or, at any adjourned meeting, two or more persons being or representing Noteholders whatever the aggregate Principal Amount Outstanding of the Eighth Issuer Notes so held or represented) PROVIDED THAT at any meeting the business of which includes the passing of an Extraordinary Resolution to sanction any of the following matters (each a BASIC TERMS MODIFICATION) namely:

      (A) reduction or cancellation of the amount payable or, where applicable, modification, except where such modification is in the opinion of the Note Trustee bound to result in an increase, of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of

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            payment in respect of any principal,  premium or interest in respect of the Eighth Issuer Notes;

      (B) alteration of the currency in which payments under the Eighth Issuer Notes are to be made;

      (C)   alteration   of  the  quorum  or   majority   required  to  pass  an
            Extraordinary   Resolution  in  respect  of  any  such  Basic  Terms
            Modification; and

      (D)   alteration of this proviso or the proviso to paragraph 6 below,

      the quorum for passing the requisite Extraordinary Resolution shall be two or more persons present holding Eighth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than three quarters (or, at any adjourned meeting, not less than one quarter) of the Principal Amount Outstanding of the Eighth Issuer Notes for the time being outstanding.

6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding Business Day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Note Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Note Trustee) dissolve such meeting or adjourn the same for such period, being not less than 13 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Note Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding Definitive Eighth Issuer Notes or voting certificates or being proxies or representatives (whatever the principal amount of the Eighth Issuer Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Definitive Eighth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Eighth Issuer Notes for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

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8.    Every  question  submitted  to a  meeting  shall be  decided  in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Eighth Issuer, the Note Trustee or any person present holding a Definitive Eighth Issuer Note or a voting certificate or being a proxy or representative (whatever the principal amount of the Eighth Issuer Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Note Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of the Eighth Issuer Trust Deed and any director or officer of the Eighth Issuer and its lawyers and any other person authorised so to do by the Note Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the definition of "Principal Amount Outstanding", no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Clause 10 of the Eighth Issuer Trust Deed unless he either produces Eighth Issuer Note(s) or a voting certificate or is a proxy or a representative or is the holder of a Definitive Eighth Issuer Note or Definitive Eighth Issuer Notes. No person shall be entitled to vote at any meeting in respect of Eighth Issuer Notes held by, for the benefit of, or on behalf of, the Eighth Issuer or the Borrowers. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise connected with the Eighth Issuer.

14.   Subject as provided in paragraph 13 hereof at any meeting:

      (A) on a show of hands every person who is present in person and produces a voting certificate or is a holder of Eighth Issuer Notes or is a proxy or representative shall have one vote; and

      (B) on a poll every person who is so present shall have one vote in respect of each {pound-sterling}1 (or such other amount as the Note Trustee may in its absolute discretion stipulate) in principal amount of the Eighth Issuer Notes represented by the voting certificate so

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            produced or in respect of which he is a proxy or  representative  or in respect of which he is the holder.

      Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction or form of proxy and representatives need not be Noteholders.

16. Each block voting instruction together (if so requested by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the relevant Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

17. Any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Noteholders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or in the case of a Definitive Eighth Issuer Note from the holder thereof by the Eighth Issuer at its registered office (or such other place as may have been required or approved by the Note Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used.

18. Subject always to the provisions of Clause 18 of the Eighth Issuer Trust Deed, a meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable only by
      Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely:

      (A) power to sanction any compromise or arrangement proposed to be made between the Eighth Issuer, the Note Trustee, any appointee of the Note Trustee and the Noteholders or any of them;

      (B) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Note Trustee, any appointee of the Note Trustee, the Noteholders or the Eighth Issuer against any other or others of them or against any other party to any of the Transaction Documents or against any of their property whether such rights shall arise under the Eighth Issuer Trust Deed, any other Transaction Document or otherwise;

      (C) power to assent to any modification of the provisions of the Conditions, the Eighth Issuer Trust Deed or any other Transaction Document which shall be proposed by the Eighth Issuer, the Note Trustee, or any Noteholder or any other person;

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      (D)   power to give any authority or sanction  which under the  provisions of the Conditions or the Eighth Issuer Trust Deed is required to be given by Extraordinary Resolution;

      (E) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

      (F) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of the Eighth Issuer Trust Deed;

      (G) power to discharge or exonerate the Note Trustee and/or any appointee of the Note Trustee from all liability in respect of any act or omission for which the Note Trustee and/or such appointee may have become responsible under the Eighth Issuer Trust Deed;

      (H) power to authorise the Note Trustee and/or any appointee of the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

      (I) power to sanction any scheme or proposal for the exchange or sale of the Eighth Issuer Notes for or the conversion of the Eighth Issuer Notes into or the cancellation of the Eighth Issuer Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes of the Eighth Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Definitive Eighth Issuer Notes held by them in favour of the persons with or to whom the Eighth Issuer Notes are to be exchanged or sold respectively,

      PROVIDED THAT:

      (i) no Extraordinary Resolution of the Class A Noteholders or the Class B Noteholders to sanction a modification of the Conditions, the Eighth Issuer Trust Deed or any of the other Transaction Documents or a waiver or authorisation of any breach or proposed breach of any of the provisions of the Conditions, the Eighth Issuer Trust Deed or any of the other Transaction Documents shall be effective for any purpose unless either:

            (a) the Note Trustee or the Security Trustee (as the case may be) is of the opinion that it will not be materially prejudicial to the interests of (in the case of an Extraordinary Resolution of the Class A Noteholders) the Class B Noteholders and the Class C Noteholders or (in the case of an Extraordinary Resolution of the Class B Noteholders) the Class C Noteholders; or

            (b) it shall have been sanctioned by an Extraordinary Resolution of (in the case of an Extraordinary Resolution of the Class A Noteholders) the Class B Noteholders and the Class C Noteholders or (in the case of an Extraordinary Resolution of the Class B Noteholders) the Class C Noteholders;

      (ii) no Extraordinary Resolution of the Class B Noteholders shall be effective for any purpose while any Class A Eighth Issuer Notes remain outstanding unless either (aa)

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            the Note  Trustee is of the opinion  that it will not be  materially prejudicial to the interests of the Class A Noteholders or (bb) it is sanctioned by an Extraordinary Resolution of the Class A Noteholders; and

      (iii) no Extraordinary Resolution of the Class C Noteholders shall be effective for any purpose while any Class A Eighth Issuer Notes or Class B Eighth Issuer Notes remain outstanding unless either (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders and/or the Class B Noteholders (as the case may be) or (bb) it is sanctioned by an Extraordinary Resolution of the Class A Noteholders and/or the Class B Noteholders (as the case may be).

19. Subject to the provisos to paragraph 18 any resolution passed at a meeting of the Noteholders duly convened and held in accordance with the Eighth Issuer Trust Deed shall be binding upon the Noteholders of all classes whether present or not present at such meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be given by the Eighth Issuer to the Noteholders in accordance with Condition 14 within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such result.

20.   (A)   A resolution  which in the opinion of the Note  Trustee  affects the interests  of the  holders  of one class  only of the Class A Eighth
            Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class A Eighth Issuer Notes of that class.

      (B) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class A Eighth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Eighth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class A Eighth Issuer Notes.

      (C) A resolution which in the opinion of the Note Trustee affects the interests of the holders of any two or more of the Class A Eighth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class A Eighth Issuer Notes shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class A Eighth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more of the Class A Eighth Issuer Notes.

      (D) In the case of a single meeting of the holders of the two or more classes of the Class A Eighth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class A Eighth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rates and the Principal Amount Outstanding of any Class A Eighth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rates.

21.   (A)   A resolution which, in the opinion of the Note Trustee,  affects the interests  of the  holders  of one class  only of the Class B Eighth
            Issuer Notes shall be deemed to have

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            been duly  passed if passed at a meeting of the holders of the Class
            B Eighth Issuer Notes of that class.

      (B) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class B Eighth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class B Eighth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class B Eighth Issuer Notes.

      (C) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class B Eighth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class B Eighth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class B Eighth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class B Eighth Issuer Notes.

      (D) In the case of a single meeting of the holders of the two or more classes of the Class B Eighth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class B Eighth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rates and the Principal Amount Outstanding of any Class A Eighth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rates.

22.   (A)   A resolution which, in the opinion of the Note Trustee,  affects the interests  of the  holders  of one class  only of the Class C Eighth
            Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class C Eighth Issuer Notes of that class.

      (B) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class C Eighth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class C Eighth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class C Eighth Issuer Notes.

      (C) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class C Eighth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class C Eighth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class C Eighth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class C Eighth Issuer Notes.

      (D) In the case of a single meeting of the holders of the two or more classes of the Class M Eighth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class C Eighth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rates and the Principal Amount Outstanding of any Class C Eighth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rates.

23. The expression "Extraordinary Resolution" when used in the Eighth Issuer Trust Deed means (a) a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions of this deed by a majority consisting of not less than three-fourths of the

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      persons  voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Noteholders, which resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders.

24. Minutes of all resolutions and proceedings at every meeting of the Noteholders shall be made and entered in books to be from time to time provided for that purpose by the Eighth Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

25. Subject to all other provisions of the Eighth Issuer Trust Deed the Note Trustee may without the consent of the Eighth Issuer or the Noteholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Note Trustee may in its sole discretion think fit.



DATED [7TH APRIL, 2004]



HOLMES FINANCING (NO. 8) PLC

and

THE BANK OF NEW YORK

EIGHTH ISSUER TRUST DEED



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